                                                                      EXHIBIT 10

                                                              CENTEX CORPORATION
                                                        3333 HOLDING CORPORATION
                                                CENTEX DEVELOPMENT COMPANY, L.P.



                              AMENDED AND RESTATED
                               PROFIT SHARING AND
                                RETIREMENT PLAN
                                       OF
                               CENTEX CORPORATION

                            EFFECTIVE APRIL 1, 1989

                              AMENDED AND RESTATED
                       PROFIT SHARING AND RETIREMENT PLAN
                                       OF
                               CENTEX CORPORATION
                            EFFECTIVE APRIL 1, 1989

                               TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I - NATURE OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1

ARTICLE II - DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
            2.1       Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
            2.2       Service for Predecessor or Related Employer   . . . . . . . . . . . . . . . . . .       21
            2.4       Word Usage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
            2.5       Calculation of Time   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
            2.6       Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22

ARTICLE III - ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
            3.1       Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
            3.2       Years of Service - Participation  . . . . . . . . . . . . . . . . . . . . . . . .       24
            3.3       Participation - Re-Employed Employees   . . . . . . . . . . . . . . . . . . . . .       24
            3.4       Notice of Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
            3.5       Transfers to Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25

ARTICLE IV - EMPLOYER AND EMPLOYEE CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
            4.1       Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
            4.2       Employee Voluntary Contributions  . . . . . . . . . . . . . . . . . . . . . . . .       27
            4.3       Employer Contribution Limitation and Treatment of Forfeitures . . . . . . . . . .       27
            4.4       Determination of Contribution   . . . . . . . . . . . . . . . . . . . . . . . . .       28
            4.5       Time and Method of Payment of Contribution  . . . . . . . . . . . . . . . . . . .       28
            4.6       Make-Up Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
            4.7       Return of Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . .       29
            4.8       Rollover Contributions and Trust to Trust
                      Transfers to this Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29

ARTICLE V - PARTICIPANT DEFERRALS OF CONSIDERED COMPENSATION
            AND MAKING OF EMPLOYEE VOLUNTARY CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . .       31
            5.1       Participant Election to Defer Considered Compensation or
                      to Make Employee Voluntary Contributions  . . . . . . . . . . . . . . . . . . . .       31
            5.2       Limitation on Employer Salary Reduction
                      Contributions for Highly Compensated Employees  . . . . . . . . . . . . . . . . .       32
            5.3       Limitations on Employee Voluntary Contributions   . . . . . . . . . . . . . . . .       36
            5.4       Distribution of Excess Deferrals  . . . . . . . . . . . . . . . . . . . . . . . .       40

ARTICLE VI - ALLOCATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
            6.1       Participant's Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41

            6.2       Separate Accounts - Break in Service  . . . . . . . . . . . . . . . . . . . . . .       41
            6.3       Charging of Payments and Distributions  . . . . . . . . . . . . . . . . . . . . .       41
            6.4       Allocation of Trust Fund Income, Gain and Losses  . . . . . . . . . . . . . . . .       41
            6.5       Allocation of Employer and Employee Contributions and Forfeitures   . . . . . . .       42
            6.6       Dates Contributions Considered Made   . . . . . . . . . . . . . . . . . . . . . .       44
            6.7       Accrual of Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
            6.8       Valuation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
            6.9       Special Valuation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       45
            6.10      Equitable Allocations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       45
            6.11      Limitation on Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . .       45
            6.12      Allocation Not Create Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .       48

ARTICLE VII - TERMINATION OF SERVICE - PARTICIPANT VESTING  . . . . . . . . . . . . . . . . . . . . . .       49
            7.1       Normal Retirement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49
            7.2       Early Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49
            7.3       Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49
            7.4       Death   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49
            7.5       Other Termination of Service  . . . . . . . . . . . . . . . . . . . . . . . . . .       49
            7.6       Years of Service - Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
            7.7       Vesting After a Distribution Without a Break in Service   . . . . . . . . . . . .       51
            7.8       Forfeiture Occurs and Restoration of Non-Vested Accrued Benefit   . . . . . . . .       51

ARTICLE VIII - TIME AND METHOD OF PAYMENT OF BENEFITS,
            WITHDRAWALS OF BENEFITS, AND LOANS TO PARTICIPANTS  . . . . . . . . . . . . . . . . . . . .       54
            8.1       Time of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       54
            8.2       Method of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       56
            8.3       Deferral of Payments in the Case of Non-Employee and Non-Eligible
                      Employee Participants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       57
            8.4       Withdrawal of Employee Voluntary Contribution Account, Employer Salary
                      Reduction Contribution Account, and Rollover Account Balances   . . . . . . . . .       57
            8.5       Withdrawal of Employer Profit Sharing Contributions   . . . . . . . . . . . . . .       60
            8.6       Payment in the Event of Legal Disability  . . . . . . . . . . . . . . . . . . . .       61
            8.7       Accounts Charged  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       61
            8.8       Payments Only from Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . .       61
            8.9       Unclaimed Account Procedure   . . . . . . . . . . . . . . . . . . . . . . . . . .       61
            8.10      Special Limitations on Form of Benefits Distribution  . . . . . . . . . . . . . .       62
            8.11      Qualified Domestic Relations Orders   . . . . . . . . . . . . . . . . . . . . . .       63
            8.12      Cash Outs and Special Limitation on Involuntary Payment of Benefits   . . . . . .       63
            8.13      Loans to Participants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       64
            8.14      Transfers to Qualified Affiliates   . . . . . . . . . . . . . . . . . . . . . . .       66

ARTICLE IX - TOP HEAVY PLAN PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       68
            9.1       Top Heavy Rules Applied   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       68
            9.2       Additional Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       68

            9.3       Additional Limitation - Defined Benefit Plan  . . . . . . . . . . . . . . . . . .       72
            9.4       Minimum Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       73
            9.5       Termination of Service Prior to Normal Retirement Age   . . . . . . . . . . . . .       75

ARTICLE X - EMPLOYER ADMINISTRATIVE PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       77
            10.1      Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       77
            10.2      No Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       77
            10.3      Employer Action   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       77
            10.4      Indemnity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       77
            10.5      Amendment to Vesting Schedule   . . . . . . . . . . . . . . . . . . . . . . . . .       77

ARTICLE XI - COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS  . . . . . . . . . . . . . . . . . .       79
            11.1      Membership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       79
            11.2      Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       79
            11.3      Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       79
            11.4      Powers of Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . .       79
            11.5      Powers of Investment Committee  . . . . . . . . . . . . . . . . . . . . . . . . .       80
            11.6      Manner of Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       81
            11.7      Authorized Representative   . . . . . . . . . . . . . . . . . . . . . . . . . . .       81
            11.8      Nondiscrimination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       81
            11.9      Interested Member   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       81
            11.10     Funding Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       81
            11.11     Individual Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       82
            11.12     Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       82

ARTICLE XII - PARTICIPANT ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .       83
            12.1      Beneficiary Designation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       83
            12.2      No Beneficiary Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . .       83
            12.3      Personal Data to Administrative Committee   . . . . . . . . . . . . . . . . . . .       83
            12.4      Address for Notification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       83
            12.5      Assignment or Alienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       84
            12.6      Litigation Against the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . .       84
            12.7      Information Available   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       84
            12.8      Beneficiary's Right to Information  . . . . . . . . . . . . . . . . . . . . . . .       84
            12.9      Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       85
            12.10     Appeal Procedure for Denial of Benefits   . . . . . . . . . . . . . . . . . . . .       85
            12.11     Place of Payment and Proof of Continued Eligibility   . . . . . . . . . . . . . .       86
            12.12     No Rights Implied   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       86
            12.13     Insurance Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       86
            12.14     Participant Directed Investments  . . . . . . . . . . . . . . . . . . . . . . . .       88

ARTICLE XIII - FIDUCIARIES DUTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       90
            13.1      Fiduciaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       90
            13.2      Allocation of Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . .       90
            13.3      Procedures for Delegation and Allocation of Responsibilities  . . . . . . . . . .       91

            13.4      General Fiduciary Standards   . . . . . . . . . . . . . . . . . . . . . . . . . .       91
            13.5      Liability Among Co-Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . .       92

ARTICLE XIV - DISCONTINUANCE, AMENDMENT, AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . .       94
            14.1      Discontinuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       94
            14.2      Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       94
            14.3      Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       94
            14.4      Vesting on Termination or Suspension  . . . . . . . . . . . . . . . . . . . . . .       95
            14.5      Procedure on Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       95
            14.6      Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       95
            14.7      Notice of Change in Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . .       95
            14.8      Reversion of Suspense Account   . . . . . . . . . . . . . . . . . . . . . . . . .       95
            14.9      Alternative Forms of Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . .       95
            14.10     Restrictions on Distribution of Employer Salary Reduction
                      Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       96

ARTICLE XV - EMPLOYER PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       98
            15.1      Adoption by Employers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       98
            15.2      Withdrawal by Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       98
            15.3      Disposition of Participant's Accounts Upon Employer Withdrawal  . . . . . . . . .       99
            15.4      Adoption Contingent Upon Initial and Continued Qualification  . . . . . . . . . .      100
            15.5      No Joint Venture Implied  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100

ARTICLE XVI - THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      101
            16.1      Purpose of the Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . .      101
            16.2      Appointment of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      101
            16.3      Exclusive Benefit of Participants   . . . . . . . . . . . . . . . . . . . . . . .      101
            16.4      Benefits Supported Only By the Trust Fund   . . . . . . . . . . . . . . . . . . .      101

ARTICLE XVII - AMENDMENT AND CONTINUATION OF PRIOR PLAN . . . . . . . . . . . . . . . . . . . . . . . .      102
            17.1      Reference to Prior Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102

ARTICLE XVIII - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.1      Execution of Receipts and Releases  . . . . . . . . . . . . . . . . . . . . . . .      103
            18.2      No Guarantee of Interests   . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.3      Payment of Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.4      Employer Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.5      Interpretations and Adjustments   . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.6      Uniform Rules   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.7      Evidence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.8      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103
            18.9      Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104
            18.10     Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104
            18.11     Controlled Group and Commonly Controlled Trade or Business  . . . . . . . . . . .      104
            18.12     Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104
            18.13     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104
            18.14     Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104

                              AMENDED AND RESTATED
                       PROFIT SHARING AND RETIREMENT PLAN
                                       OF
                               CENTEX CORPORATION



                                   ARTICLE I

                                 NATURE OF PLAN
                                 --------------

         Centex Corporation (the "Company"), to aid eligible Employees accumulate capital for their future economic security, continues, as amended and restated hereby, the PROFIT SHARING AND RETIREMENT PLAN OF CENTEX CORPORATION (the "Prior Plan") it previously established on the 1st day of March, 1954, amended and restated effective March 1, 1976, and subsequently amended on ten (10) occasions thereafter. The Prior Plan was intended to constitute a qualified cash or deferred profit sharing plan, within the meaning of sections 401(a) and 401(k) of the "Code" (hereinafter defined). The Prior Plan was thereafter amended and restated in its entirety as this Plan to incorporate the provisions of the Tax and Equity Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984, and the Retirement Equity Act of 1984. Effective April 1, 1989, the Company amended and restated the Prior Plan to comply with the provisions of the Tax Reform Act of 1986 and subsequent legislation. The Prior Plan as so amended and restated was renamed the AMENDED AND RESTATED PROFIT SHARING AND RETIREMENT PLAN OF CENTEX CORPORATION (the "Plan").

         By this instrument the Company hereby amends and restates the Plan to clarify the limits on the amount of Profit Sharing Contributions that may be made to the Plan on behalf of Highly Compensated Employees, as defined in section 414(q) of the Code.


_________________________
End of Article I





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

         2.1     Definitions. For the purpose of this Plan, the following
                 -----------
definitions shall apply unless the context requires otherwise:

                 (a)      "Accounts" shall mean the separate accounts
                           --------
maintained to record the interests of Participants under the Plan. In addition to the following accounts, the Administrative Committee may maintain such other accounts or sub-accounts in the name of the Participants or otherwise, as it deems advisable. The following terms designate the Accounts under the Plan and are defined as provided below in this Section 2.1(a):

                          (i)     "Employee Voluntary Contribution Account"
                                   ---------------------------------------
         shall mean the individual account of a Participant consisting of the balance, if any, credited as of March 31, 1984, to his "Participant contribution account" within the meaning of Section 6.1 of the Prior Plan, Employee Voluntary Contributions contributed by the Participant pursuant to Sections 4.2 and 5.1(b), and allocated to the Participant pursuant to Section 6.5(g), together with the income, gain, and losses allocated thereto and less distributions made therefrom.

                          (ii)    "Employer Profit Sharing Contribution
                                   ------------------------------------
         Account" shall mean the individual account of a Participant consisting
         -------
         of the balance, if any, credited as of March 31, 1984, to the Participant's "retirement account" within the meaning of Section 6.1 of the Prior Plan, Employer Profit Sharing Contributions contributed by the Employer for the benefit of the Participant pursuant to Section 4.1(b) and allocated to the Participant pursuant to Section 6.5(e), and Forfeitures arising pursuant to Section 7.8(a) allocated to the Participant pursuant to Section 6.5(f), together with the income, gain, and losses allocated thereto and less distributions made therefrom.

                          (iii)   "Employer Salary Reduction Contribution
                                   --------------------------------------
         Account" shall mean the individual account of a Participant consisting
         -------
         of the balance, if any, credited as of March 31, 1984, to his "salary reduction account" within the meaning of Section 6.1 of the Prior Plan and Employer Salary Reduction Contributions contributed by the Employer for the benefit of the Participant pursuant to Section 4.1(a) and allocated to the Participant pursuant to Section 6.5(b), together with the income, gain, and losses allocated thereto and less distributions therefrom.

                          (iv)    "Rollover Account" shall mean the individual
                                   ----------------
         account of a Participant consisting of the balance, if any, credited as of March 31, 1984, to the Participant's "rollover account" within the meaning of Section 11.3(c) of the Prior Plan and amounts contributed or transferred to the Trustee pursuant to Section 4.8, together with the income, gain, and losses allocated thereto, and less distributions made therefrom.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (v)     "Qualified Affiliate Account". An account
                                   ---------------------------
         established pursuant to Section 3.5 consisting of amounts transferred from the plan of a Qualified Affiliate that are attributable to accounts in which a Participant was not fully vested under such plan.

                 (b)      "Accrued Benefit" shall mean the amounts credited to
                           ---------------
a Participant's Accounts as of any date.

                 (c)      "Act" shall mean the Employee Retirement Income
                           ---
Security Act of 1974, as amended, and any regulations or rulings issued thereunder.

                 (d)      "Actual Deferral Percentage" shall mean for a
                           --------------------------
specified group of Eligible Employees (who have satisfied the eligibility requirements of Article III), the average (arithmetic mean) of the ratios (calculated separately for each Eligible Employee in such group to the nearest one one-hundredth percent (.01%)) of:

                          (i) The amount of all Employer Salary Reduction Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Employer Salary Reduction Contribution Account for such Plan Year to

                          (ii) The Employee's Compensation, such average of ratios being multiplied by one hundred (100).

For purposes of this Section 2.1(d), the ratio calculated for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Employer Salary Reduction Contributions allocated to his accounts under two or more plans or arrangements described in section 401(k) of the Code that are maintained by an Employer or a Related Employer shall be determined as if all such contributions were made under a single arrangement. Further, in the event that this Plan satisfies the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, then the Actual Deferral Percentage shall be determined by calculating the ratio for each Eligible Employee as if all such plans were a single plan.

                 (e)      "Adjusted Net Worth of the Trust Fund" shall mean, as
                           ------------------------------------
of any Valuation Date, the then net worth of the Trust Fund, as determined by the Trustee in accordance with the provisions of the Trust Agreement, exclusive of any Forfeitures and any Separate Investments, and less an amount equal to the sum of any Employer contributions and Participant contributions that are to be credited to Participants' Accounts for the current Plan Year.

                 (f)      "Administrative Committee" shall mean the Plan
                           ------------------------
Administrative Committee as from time to time constituted.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (g)      "Allocation Period" shall mean each period beginning
                           -----------------
with the first day following a Valuation Date and ending with the Valuation Date immediately following such first day.

                 (h)      "Alternate Payee" shall mean any spouse, former
                           ---------------
spouse, child, or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

                 (i)      "Annual Addition" shall mean the sum of the following
                           ---------------
additions to a Participant's Accounts for the Limitation Year:

                          (i)     Employer contributions,

                          (ii)    Employee contributions, and

                          (iii)   Forfeitures, plus

                          (iv) Contributions during the Limitation Year allocated to any individual medical benefit account (within the meaning of sections 415(l) and 419A(d)(2) of the Code) that is established for the Participant.

For purposes of this Section 2.1(i), Employee contributions shall be determined without regard to any Rollover Contributions.

                 (j)      "Beneficiary" shall mean any person or fiduciary
                           -----------
designated by a Participant who is or may become entitled to a benefit under the Plan following the death of the Participant; provided, that in the case of a married Participant the Participant's Beneficiary shall be the Participant's surviving spouse unless the Participant's spouse consents in writing to the designation of another party as Beneficiary of all or a part of the benefit to which the Participant may become entitled under the Plan and such consent is witnessed by a notary public or a member of the Administrative Committee. Such spousal consent shall be made with respect to the designation of a particular Beneficiary which may not be changed without a new spousal consent, unless the consent expressly permits additional Beneficiary designations by the Participant without such new spousal consent. The spousal consent shall acknowledge the effect of the Participant's election. Such spousal consent shall not be required if it is established to the satisfaction of the Administrative Committee that such consent cannot be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a spouse hereunder shall be effective only with respect to that spouse.

                 (k)      "Board of Directors" shall mean the Board of
                           ------------------
Directors of the Company unless otherwise indicated or the context otherwise requires.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (l)      "Break in Service" shall mean any Plan Year during
                           ----------------
which an Employee or Participant does not complete more than five hundred (500) Hours of Service with all the Employers and Subsidiaries which are not Employers, determined as of the end of the Plan Year.

                 (m)      "Centex Construction Products Plan" shall mean the
                           ---------------------------------
Profit Sharing and Retirement Plan for Centex Construction Products, Inc. as the same may be amended from time to time.

                 (n)      "Claimant" shall mean a Participant or Beneficiary
                           --------
who files a claim for benefits pursuant to Section 12.10.

                 (o)      "Code" shall mean the Internal Revenue Code of 1986,
                           ----
as amended, and any regulations and rulings issued thereunder.

                 (p)      "Committees" shall mean collectively the
                           ----------
Administrative Committee and Investment Committee as from time to time constituted.

                 (q)      "Company" shall mean Centex Corporation, a Nevada
                           -------
corporation, or any successor thereto which shall adopt this Plan.

                 (r)      "Compensation" shall mean:
                           ------------

                          (i) For purposes of Section 6.11, regarding limitations on Annual Additions and Article IX, regarding Top Heavy Plans, all wages, salaries, and fees for professional services and other amounts received during the Plan Year for personal services actually rendered in the course of employment with an Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expenses under a nonaccountable plan (as defined in section 1.62(c) of the Code)). The term "Compensation" shall also include, in the case of a Participant who is an employee within the meaning of section 401(c) of the Code, the Participant's earned income (as described under section 401(c)(2) of the Code); any foreign earned income as defined under section 911(b) of the Code, regardless of whether such income is excludable from the gross income of the Employee under section 911 of the Code; amounts described in sections 104(a)(3), 105(a) and 105(b) of the Code, but only to the extent that such amounts are includable in the gross income of the Employee; amounts paid or reimbursed by an Employer for moving expenses incurred by the Employee, but only to the extent that such amounts are not deductible by the Employee under section 217 of the Code; the value of a nonqualified stock option granted to the Employee by an Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year when granted; and the amount includable in the gross income of the Employee upon making an election described in section 83(b) of the Code.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

         The term "Compensation" shall exclude the following:
                   ------------

                          (A) Employer contributions to a plan of deferred compensation that before the application of the section 415 limits to that plan, the contributions are not includable in the Employee's gross income for federal income tax purposes in the taxable year of the Employee in which the contributions are made;

                          (B) Employer contributions under a simplified employee pension plan described in section 408(k) of the Code to the extent that such contributions are not considered as compensation for the taxable year in which contributed;

                          (C) Any distributions from a plan of deferred compensation regardless of whether such amounts are includable in gross income of the Employee for federal income tax purposes in the taxable year of distribution;

                          (D) Amounts realized from the exercise of a nonqualified stock option;

                          (E) Amounts realized when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                          (F) Amounts realized from the sale, exchange or other distribution of stock acquired under an incentive stock option; and

                          (G) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee) or contributions made by an employer (whether or not under a salary reduction arrangement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excluded from the gross income of the Employee).

         For purposes of this Section 2.1(r)(i), Compensation taken into account for the Limitation Year shall be the Compensation actually paid or made available to the Participant during such Year.

                 (ii) Notwithstanding the foregoing, for purposes of Sections 2.1(d), regarding the Average Deferral Percentage, and 2.1(z), regarding the Employee Contribution Percentage, "Compensation" shall mean compensation for services performed for an Employer which (taking into account the provisions of chapter 1D of the Code) is currently includable in gross income and amounts contributed by the Employer pursuant to a salary reduction agreement and that are not includable in





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
         gross income of the employee under sections 125, 402(a)(8), 402(h), or 403(b) of the Code.

For Plan Years beginning on and after the Effective Date and prior to January 1, 1994, Compensation in excess of Two Hundred Thousand Dollars ($200,000) (as adjusted as provided under section 401(a)(17) of the Code) shall be disregarded. For Plan Years beginning on and after January 1, 1994, Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000) (as adjusted as provided under section 401(a)(17) of the Code) shall be disregarded. In determining the Compensation of an Employee, the family aggregation rules under section 414(q) of the Code shall apply, except that in applying such rules, the term "family" shall only include the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If, as a result of the application of such rates the adjusted Two Hundred Thousand Dollar ($200,000) or One Hundred Fifty Thousand Dollar ($150,000) limitation, as applicable, is exceeded, then such limitation shall be prorated among the affected family member's in proportion to each such member's Compensation as determined under this Section 2.1(r) prior to the application of the Two Hundred Thousand Dollar ($200,000) limitation or One Hundred Fifty Thousand Dollar ($150,000) limitation, as applicable.

                 (s)      "Considered Compensation" shall mean:
                           -----------------------

                          (i) For purposes of Sections 4.2 and 5.1(b), regarding Employee Voluntary Contributions, "Considered Compensation" shall mean, for a Plan Year, a Participant's Compensation as defined in Section 2.1(r)(i), minus commissions (other than commissions paid to salespeople), awards, prizes, employer or employee discounts, amounts advanced or drawn by salespeople to be charged against sales commissions earned, reimbursements or advances for travel, automobile allowances, or any other expense incurred, and any form of insurance, including, but not limited to, life, health, accident and disability, provided by the Employer. For purposes of contributions or allocations under the Plan based on Considered Compensation, Considered Compensation attributable to periods during a Plan Year in which an Employee was either not an Eligible Employee or was not a Participant shall be disregarded; and

                          (ii) For purposes of Sections 5.1(a) and 6.5, regarding Employer Salary Reduction Contributions and allocation of Employer Contributions, for a Plan Year, a Participant's Compensation as defined above in Section 2.1(r)(ii), minus contractual bonuses, bonuses by formula, and discretionary bonuses, plus the Employer Salary Reduction Contributions contributed to the Trust for such Plan Year by the Employer on behalf of the Participant. For purposes of determining Employer contributions and allocations, Considered Compensation attributable to periods during a Plan Year in which an Eligible Employee was not a Participant shall not be taken into account.

For Plan Years beginning on and after the Effective Date, and prior to January 1, 1994. Considered Compensation in excess of Two Hundred Thousand Dollars ($200,000) (as





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
adjusted as provided under section 401(a)(17) of the Code) shall be disregarded. For Plan Years beginning on and after January 1, 1994, Considered Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000) (as adjusted as provided under section 401(a)(17) of the Code) shall be disregarded. In determining the Considered Compensation of an Employee, the family aggregation rules under section 414(q) of the Code shall apply, except that in applying such rules, the term "family" shall only include the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

                 (t)      "Domestic Relations Order" shall mean any judgment,
                           ------------------------
decree, or order (including one that approves a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is rendered under a state (within the meaning of section 7701(a)(10) of the Code) domestic relations law (including a community property law).

                 (u)      "Early Retirement Age" shall mean the date the
                           --------------------
Employee has attained age fifty-five (55) and completed at least fifteen (15) Years of Service, within the meaning of Section 7.6.

                 (v)      "Effective Date" of this amended and restated Plan
                           --------------
shall be April 1, 1989, but as necessary to comply with the Tax Reform Act of 1986 and related laws, certain provisions shall be effective as of the date such provisions are required to be effective under such laws.

                 (w)      "Eligible Employee" shall mean each Employee who is:
                           -----------------

                          (i) Compensated by his Employer in fixed amounts at regular intervals without regard to the number of hours worked (that is, he is compensated on a basis other than an hourly-rated basis), even though he may receive additional compensation in the form of bonuses or overtime or;

                          (ii) A member of a group or class of Employees of an Employer to whom the Plan has been extended by the Board of Directors of the Employer.

In addition, for purposes of making and allocating Employer Salary Reduction Contributions hereunder, but not for making or allocating any other type of Employer, Employee, or Rollover contribution or allocating any Forfeitures hereunder, the term "Eligible Employee" shall include Employees who are commissioned sales people (that is, Employees who are compensated on a commission basis and not paid in fixed amounts at regular intervals).

However, the term "Eligible Employee" shall not include Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer and such agreement does not provide for





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
coverage under this Plan. Further, the term "Eligible Employee" shall not include (i) any individual who is a nonresident alien and who receives no earned income (within the meaning of section 911(d)(2) of the Code) from an Employer constituting income from sources within the United States (within the meaning of section 861(a)(3) of the Code or (ii) any leased employee within the meaning of sections 414(n) or (o) of the Code.

                 (x)      "Eligible Retirement Plan" shall mean, for a
                           ------------------------
Participant, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code that accepts direct transfers. In the case of a distribution to the Participant's surviving spouse, an Eligible Retirement Plan shall mean an individual retirement account or individual retirement annuity.

                 (y)      "Employee" shall mean any person on the payroll of
                           --------
the Employer whose wages from the Employer are subject to withholding for purposes of Federal income taxes and for purposes of the Federal Insurance Contributions Act. In addition, the term "Employee" shall mean any leased employee that sections 414(n) or (o) of the Code require the Employer to treat as an employee.

                 (z)      "Employee Contribution Percentage" shall mean, for a
                           --------------------------------
specified group of Eligible Employees (who have satisfied the eligibility requirements of Article III), the average (arithmetic mean) of the ratios (calculated separately for each Eligible Employee in such group to the nearest one one-hundredth percent (.01%)) of:

                          (i)     The amount of all Employee Voluntary
         Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Accounts for such Plan Year to

                          (ii) The Employee's Compensation, such average of ratios being multiplied by one hundred (100).

For purposes of this Section 2.1(z), the ratio calculated for any Eligible Employee who is eligible to have Employee Voluntary Contributions allocated to his account under two or more plans described in section 401(a) of the Code that are maintained by an Employer or a Related Employer shall be determined as if all such contributions were made under a single plan. Further, in the event that this Plan satisfies the requirements of sections 401(a)(4) or 410(b) of the Code (other than section 410(b)(2)(A)(ii)) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401 (a)(4) and 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, then the Employee Contribution Percentage shall be determined by calculating the ratio for each Eligible Employee as if all such plans were a single plan.

                 (aa) "Employee Voluntary Contribution" shall mean a
                       -------------------------------
contribution made by a Participant pursuant to the provisions of Sections 4.2 and 5.1(b).





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (bb)     "Employer" shall mean the Company and any Subsidiary
                           --------
that duly adopts the Plan with the consent of the Company as provided in Article XV hereof. The term "Employer" shall also include any joint venture in which the Company is a partner if the Company manages such joint venture and the joint venture duly adopts the Plan with the consent of the Company as provided in
Article XV hereof.

                 (cc)     "Employer Profit Sharing Contribution" shall mean a
                           ------------------------------------
contribution made by the Employer pursuant to the provisions of Section 4.l(b).

                 (dd)     "Employer Salary Reduction Contribution" shall mean a
                           --------------------------------------
contribution made by the Employer pursuant to the provisions of Section 4.1(a).

                 (ee)     "Employment Commencement Date" shall mean the date on
                           ----------------------------
which an Employee first performs an Hour of Service for the Employer.

                 (ff)     "Fiscal Year" shall mean the Employer's taxable year
                           -----------
for Federal income tax purposes.

                 (gg)     "Forfeiture" shall mean the portion of a Participant's
                           ----------
Employer Profit Sharing Contribution Account and appropriate Qualified
Affiliate Accounts that are not part of the Participant's Vested Accrued
Benefit and that the Participant permanently ceases to be entitled to when the Participant either (i) incurs five (5) consecutive Breaks in Service as the result of his termination of Service or (ii) receives a distribution of his entire Vested Accrued Benefit, as provided in Section 7.8(a). A Forfeiture shall be deemed to occur as of the last day of the Plan Year in which event or state of affairs giving rise to the Forfeiture occurs or arises.

                 (hh)     "Highly Compensated Employee" shall mean an Employee
                           ---------------------------
of an Employer to the extent permitted by section 414(q) of the Code, an Employee of a Related Employer, or a former Employee who separated from Service prior to the Plan Year and who was a Highly Compensated Employee for either (1) the Employee's year of separation from Service, or (2) any Plan Year ending on or after the former Employee's fifty-fifth (55th) birthday, who, during the Plan Year, or during the preceding Plan Year:

                          (i) Was at any time a five percent (5%) owner (as defined in section 416(i)(1) of the Code);

                          (ii)    Received compensation in excess of
         Seventy-Five Thousand Dollars ($75,000), (as indexed pursuant to section 414(q)(1) of the Code);

                          (iii) Received compensation in excess of Fifty Thousand Dollars ($50,000) and was in the group of Employees of the Employer and all Related Employers consisting of the top twenty (20) percent of Employees when ranked on the basis of Compensation paid during such Plan Year; or





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (iv) Was at any time an officer and received compensation greater than One Hundred Fifty Percent (150%) of the amount in effect under section 415(c)(1)(A) of the Code for such Plan Year.

An Employee described in subparagraphs (ii), (iii) or (iv) of the preceding sentence for the preceding year shall not be treated as a Highly Compensated Employee for the current Plan Year unless such Employee is a member of the group consisting of the one hundred (100) Employees of the Employer and all Related Employers paid the greatest compensation during the Plan Year.

For purposes of determining the number of Employees in the group consisting of the top twenty percent (20%) of Employees, the Employees described in sections 414(q)(8) and (11) of the Code shall be excluded:

                          (i) Those who have not completed six (6) months of Service;

                          (ii) Those who normally work less than seventeen and one-half (17 1/2) hours per week;

                          (iii) Those who normally work during not more than six (6) months during any year;

                          (iv)    Those who have not attained age twenty-one
         (21);

                          (v) Those subject to a collective bargaining agreement; and

                          (vi) Nonresident aliens who receive no earned income from sources within the United States.

A determination of whether an Employee is an officer shall be made based on the responsibilities of the Employee with the Employer or a Related Employer, and of those Employees determined to be officers, no more than fifty (50) Employees (or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers, for purposes of this Section 2.1(hh). Further, if no officer receives the level of compensation described in Section 2.1(hh)(iv), then the highest paid officer of the group of employers consisting of the Employer and all Related Employers shall be treated as a Highly Compensated Employee described in Section 2.1(hh)(iv).

If any individual is a member of the family of a five percent (5%) owner or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest compensation during the particular Plan Year, then:

                          (i) Such individual shall not be considered a separate employee; and

                          (ii) Any compensation paid to such individual (and any Employer Salary Reduction Contribution, Employer Profit Sharing Contribution or Employee





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

         Voluntary Contribution made on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five percent (5%) owner or Highly Compensated Employee.

For purposes of the immediately preceding sentence, the term "family" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

The term "compensation" for purposes of this Section 2.1(hh) means "compensation" as defined in Section 2.1(r) determined without regard to sections 125, 402(a)(8) and 402(h)(1)(B) of the Code, and in the case of Employer Contributions made pursuant to a salary reduction agreement, without regard to section 403(b) of the Code.

                 (ii)     "Hour of Service" shall mean each hour for which an
                           ---------------
Employee or Participant is either directly or indirectly paid or entitled to payment by the Employer or a Related Employer for the performance of duties or for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or Leave of Absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated), and each hour for which back pay, irrespective of mitigation of damages. has been awarded to the Employee or Participant or agreed to by the Employer. In the case of Employees or Participants whose compensation is determined on an hourly basis, such Employees shall be credited with Hours of Service on the basis of Hours of Service they actually become entitled to under this Section 2.1(ii). All other Employees or Participants shall be credited with Hours of Service as follows. An Employee or Participant who is paid on a daily basis shall be credited with ten (10) Hours of Service for each day he performs an Hour of Service for the Employer or a Related Employer. An Employee or Participant who is paid on a weekly basis shall be credited with forty-five
(45) Hours of Service for each week he performs an Hour of Service for the Employer or a Related Employer. An Employee or Participant who is paid on a semi-monthly basis shall be credited with ninety-five (95) Hours of Service for each semi-monthly period in which he performs an Hour of Service for the Employer or a Related Employer. An Employee or Participant who is paid on a monthly basis shall be credited with one hundred and ninety (190) Hours of Service for each month he performs an Hour of Service for the Employer or a Related Employer. The number of Hours of Service to be credited to an Employee or Participant because of his being entitled to payment for reasons other than for the performance of duties shall be determined in accordance with section 2530.200b-2(b) of the Department of Labor Regulations. Notwithstanding the preceding sentence, not more than five hundred and one (501) Hours of Service shall be credited to any Employee or Participant during any computation period for any single, continuous period during which the Employee or Participant performs no duties. In addition, an hour of service performed for a Related Employer that if performed for the Employer would be an Hour of Service and any hour with respect to a Related Employer or for Centex Construction Products, Inc. that would be an Hour of Service if it were creditable pursuant to this
Section 2.1(ii) with respect to the Employer shall be considered an Hour of Service performed for the Employer.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

The Administrative Committee shall credit Hours of Service with respect to any Employee or Participant in the following manner:

                          (i) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by the Employer for the performance of duties shall be credited for the Plan Year in which the Employee performs the duties.

                          (ii) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or leave of absence) other than for the performance of duties shall be credited as follows:

                                  (A) If payment for such Hours of Service is calculated on the basis of units of time (such as hours, days, weeks, or months), such Hours of Service shall be credited to the Plan Year(s) in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                                  (B) If payment for such Hours of Service is not calculated on the basis of units of time, such Hours of Service shall be credited to the Plan Year in which the period during which no duties are performed occurs, or, if the period during which no duties are performed extends beyond one Plan Year, such Hours of Service shall be allocated between not more than the first two (2) Plan Years on any reasonable basis which is consistently applied.

                          (iii) Hours of Service for which back pay has been awarded to an Employee or Participant or agreed to by the Employer shall be credited for the Plan Year(s) in which the award or the agreement pertains rather than for the Plan Year in which the award, agreement, or payment is made.

The Administrative Committee shall credit Hours of Service under only one (1) of the immediately preceding paragraphs. Furthermore, if the Administrative Committee is to credit Hours of Service to an Employee for the twelve (12) month period commencing with the Employee's Employment Commencement Date, then that twelve (12) month period shall be substituted for the term "Plan Year" wherever the latter term appears in this Section 2.1(ii).

Solely for purposes of determining whether an Employee or Participant has incurred a Break in Service under Section 3.2 and 7.6, an Employee or Participant shall be credited with eight (8) hours for each day (to a maximum of forty (40) hours per week) that the Employee or Participant is on any unpaid Leave of Absence. In no event shall hours credited under the preceding sentence be counted as Hours of Service for purposes of computing a Participant's Vested Accrued Benefit derived from Employer contributions or for purposes of determining whether a Participant is eligible to share in the allocation of Employer contributions and Forfeitures under Article VI. In addition, an Employee or Participant who incurs a Parental





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

Absence commencing on or after the first day of the first Plan Year beginning after March 31, 1984, shall be treated as an Employee or Participant on an unpaid Leave of Absence for purposes of the first sentence of this paragraph; provided, however, that Hours of Service credited to an Employee or Participant as a result of a Parental Absence shall be credited only in the year in which such Parental Absence commences unless such Employee or Participant would not have incurred a Break in Service during such year without being credited with Hours of Service for such Parental Absence, in which case such Hours of Service shall be credited for the year immediately following the year in which the Parental Absence commences. For purposes of the immediately preceding sentence, the term "year" shall mean the periods of computation used hereunder to determine an Employee's or Participant's Years of Service for purposes of eligibility and vesting. The Hours of Service to be credited in connection with such Parental Absence shall be the Hours of Service that otherwise would normally have been credited to the Employee or Participant but for such absence or, in any case in which the Administrative Committee is unable to determine the number of Hours of Service that would otherwise normally have been credited to such Employee or Participant, eight (8) Hours of Service per day of absence, provided that the total number of hours so treated as Hours of Service for any period of Parental Absence shall not exceed five hundred and one (501) Hours of Service.

The Administrative Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

                 (jj)     "Investment Committee" shall mean the Plan Investment
                           --------------------
Committee as from time to time constituted.

                 (kk)     "Investment Manager" shall mean any person who is
                           ------------------
registered as an investment advisor under the Investment Advisors Act of 1940, a bank, or an insurance company who has the power to manage, acquire or dispose of any asset of the Plan and has acknowledged in writing that he is a fiduciary with respect to the Plan.

                 (ll)     "Leave of Absence" shall mean:
                           ----------------

                          (i) A leave of absence required by law or granted by an Employer on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who entered such branches, or any other military or governmental branch designated by the employer; or

                          (ii) Any other absence from active employment with an Employer including, but not limited to, vacations, illness, temporary layoff, temporary disability, or other absence for good cause which is not treated by the employer as a termination of employment.

If an Employee or Participant does not return to work with an Employer (or a Subsidiary) which is not an Employer on or before termination of a Leave of Absence, he will be





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
considered to have terminated Service on the date his Leave of Absence expires, unless he actually terminated Service before the expiration of his Leave of Absence.

                 (mm)     "Limitation Year" shall mean the Plan Year or any
                           ---------------
other twelve (12) consecutive month period adopted pursuant to a written resolution adopted by the Board of Directors.

                 (nn)     "Net Profits" shall mean the Employer's net income or
                           -----------
profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deduction for Federal and state taxes upon income or for contributions made by the Employer under this Plan.

                 (oo)     "Normal Retirement Age" shall mean age sixty-five
                           ---------------------
(65).

                 (pp)     "Normal Retirement Date" shall mean the Valuation
                           ----------------------
Date coinciding with or next following the date the Participant attains Normal Retirement Age.

                 (qq)     "Parental Absence" shall mean any period of absence
                           ----------------
from the active Service of the Employer which commences on or after the first day of the first Plan Year beginning after December 31, 1984:

                          (i)     By reason of the pregnancy of the Employee;

                          (ii) By reason of the birth of a child of the Employee;

                          (iii) By reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                          (iv) For purposes of caring for such child for a period beginning immediately following such birth or placement.

                 (rr)     "Participant" shall mean an Employee or former
                           -----------
Employee who has an account balance under the Plan. However, for purposes of making or allocating any Employee contributions, Employer contributions, or Forfeitures hereunder, other than Employer Salary Reduction Contributions, the term "Participant" shall not include any Employee who is a commissioned salesperson.

                 (ss)     "Plan" shall mean the Amended and Restated Centex
                           ----
Corporation Profit Sharing and Retirement Plan, as embodied herein and as the same may be amended from time to time.

                 (tt)     "Plan Entry Date" shall mean April 1st and October
                           ---------------
1st of each Plan Year.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (uu)     "Plan Year" shall mean the twelve (12) consecutive
                           ---------
month period beginning on April 1st and ending on the immediately following March 31st.

                 (vv)     "Prior Plan" shall mean the Profit Sharing and
                           ----------
Retirement Plan of Centex Corporation originally established effective March 1, 1954, and amended and restated effective March 1, 1973, and again amended and restated, effective March 1, 1976, as subsequently amended on ten (10) occasions thereafter.

                 (ww)     "Qualified Affiliate" shall mean a Subsidiary of the
                           -------------------
Company, other than an Employer, that maintains a plan (and a related trust agreement) that is intended to constitute a "qualified" plan under Section 401(a) of the Code and be exempt from taxation under Section 501 of the Code, provided that for purposes of Section 8.14, regarding transfers to Qualified Affiliates, such plan includes the following:

                          (i) Such plan provides that a transferred Participant will be eligible to participate in such plan effective as of the date of his transfer and shall vest with respect to his Employer Profit Sharing Contribution Account based on his employment with such Qualified Affiliate.

                          (ii) Such plan provides for the receipt of such transferred Participant's Account balances under this Plan and provides for the establishment of separate accounts to reflect such transferred amounts.

                          (iii) Such plan provides that such transferred Participant shall at all times have a fully vested and nonforfeitable right to receive his Employee Voluntary Contribution Account and Employer Salary Reduction Contribution Account balances, as adjusted under the terms of such plan, and an amount which is not less than the vested portion of his Employer Profit Sharing Contribution Account balance which he would have been entitled to receive under this Plan if at the time of his transfer of employment he had resigned from the employ of all Employers, as adjusted under the terms of such plan.

                 (xx)     "Qualified Domestic Relations Order" shall mean a
                           ----------------------------------
Domestic Relations Order entered on or after January 1, 1985, that:

                          (i) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan;

                          (ii) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

                          (iii)   Does not require the Plan to provide
         increased benefits (determined on the basis of actuarial value); and





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (iv) Does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order, and that clearly specifies:

                                  (A)       The name and last known mailing
                 address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                                  (B)      The amount or percentage of the
                 Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                                  (C)      The number of payments or payment
                 period to which such order applies; and

                                  (D)      Specifically specifies that it is
                 applicable with respect to this Plan.

In the case of any payment before a Participant has separated from Service, a Domestic Relations Order will not be treated as failing to be a Qualified Domestic Relations Order solely because such order requires the payment of benefits be made to an Alternate Payee:

                          (i) On or after the date on which the Participant attains age fifty (50) or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service;

                          (ii) As if the Participant had retired on the date on which payment is to commence under such order (taking into account only the present value of benefits actually accrued as of such date); and

                          (iii) In any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

In addition, the Administrative Committee shall treat any Domestic Relations Order entered prior to January 1, 1985, as a Qualified Domestic Relations Order if the Administrative Committee is paying benefits pursuant to such order on such date, and the Administrative Committee may treat any other Domestic Relations Order entered prior to January 1, 1985, as a Qualified Domestic Order even if such order does not satisfy the requirements of this Section.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (yy)    "Re-Employed Employee" shall mean with respect to:
                          --------------------

                         (i)     Participation: an Employee who previously
                                 -------------
         separated from Service with the Employer or a Related Employer:

                                 (A)     With any vested interest in Employer
                 contributions under this Plan or employer contributions under any Related Plan; or

                                 (B) Without a vested interest in Employer contributions under this Plan or employer contributions under any Related Plan but:

                                         (1)      In the case of a Participant
                         who incurred a Break in Service prior to April 1, 1985, who, prior to March 31, 1985, resumed
                         Service before his number of consecutive Breaks in Service equaled or exceeded his number of Years of Service (as defined in Section 3.2); or

                                         (2)      In the case of a Participant
                         who incurs a Break in Service either before or
                         after April 1, 1985, whose number of consecutive Breaks in Service does not, as of March 31, 1985, equal or exceed his number of Years of Service
                         (as defined in Section 3.2), and who resumes
                         Service before his number of consecutive Breaks
                         in Service equals or exceeds the greater of five
                                                          -------
                         (5) or his number of Years of Service (as defined in Section 3.2).

                         (ii)     Vesting: an Employee who has previously
                                  -------
         separated from Service with the Employer or a Related Employer:

                                  (A)     With any vested interest in Employer
                 contributions under this Plan or employer contributions under a Related Plan; or

                                  (B) Without a vested interest in Employer contributions under this Plan or employer contributions under a Related Plan, but:

                                          (1)      In the case of a Participant
                         who incurs a Break in Service prior to April 1, 1985, who prior to March 31, 1985, resumes Service before his number of consecutive Breaks in Service equals or exceeds his number of Years of Service as defined in
                         Section 7.6; or

                                          (2)      In the case of a Participant
                         who incurs a Break in Service either before or after April 1, 1985, whose number of consecutive Breaks in Service does not, as of March 31, 1985, equal or exceed his number of Years of Service (as defined in
                         Section 7.6), and who resumes Service before his number of consecutive Breaks in Service equals or exceeds the greater of five (5) or his number of Years
                                     -------
                         of Service as defined in Section 7.6.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (zz)     "Related Employer" shall mean any business entity
                           ----------------
that is, along with the Company:

                          (i)     A member of a controlled group of
         corporations (as defined by section 414(b) of the Code, with such section being modified, for purposes of Section 6.11, regarding limitations on Annual Additions, in accordance with section 415(h) of the Code);

                          (ii) A member of a group of trades or businesses (whether or not incorporated) that are under common control (as defined by section 414(c) of the Code, with such section being modified, for purposes of Section 6.11, regarding limitations on Annual Additions, in accordance with section 415(h) of the Code); or

                          (iii) A member of an affiliated service group (as defined by section 414(m) of the Code); or

                          (iv) Any other entity required to be aggregated with the Company under Section 414(o) of the Code.

                 (aaa)    "Related Plan" shall refer to any other defined
                           ------------
contribution plan (as defined in section 415(k) of the Code) maintained by the Company or any Related Employer.

                 (bbb)    "Required Commencement Date" shall mean April 1 of
                           --------------------------
the calendar year following the year in which the Participant attains age seventy and one half (70 1/2). However, for a Participant who is not a five percent (5%) owner of the Employer, who attained age seventy and one-half (70 1/2) during 1988 and had not retired by January 1, 1989, the Required Commencement Date shall be April 1, 1990. This rule shall have no effect upon any life expectancy calculation for the Participant. In addition, for a Participant who attained age seventy and one-half (70 1/2) before January 1,
                                                           ------
1988 and is not a five percent (5%) owner of the Employer, the Required Commencement Date shall be April 1, of the calendar year following the later of
                                                                       -----
the calendar year in which the Participant attains age seventy and one-half (70 1/2) or retires. Lastly, the Required Commencement Date for a Participant who filed a written election pursuant to section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 before December 31, 1983, shall be the date specified in such election if the election satisfies all of the applicable requirements specified by the Internal Revenue Service, as determined by the Administrative Committee.

                 (ccc)    "Rollover Contribution" Prior to January 1, 1993,
                           ---------------------
shall mean contribution to the Plan of the entire amount (in excess of Employee contributions) of a qualified total distribution (within the meaning of section 402(a)(5)(E)(i) of the Code) from an Employee's trust described in section 401(a) of the Code that is exempt from tax under section 501(a) thereof or an annuity plan described in section 403(a) of the Code and any earnings thereon (without regard to whether contribution is paid directly by the Employee or from an individual retirement account or individual retirement annuity, provided that such





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
payment is made in a manner that would constitute a rollover contribution within the meaning of section 402(a)(5), 403(a)(4), or 408(d)(3)(A)(ii) of the Code.

"Rollover Contribution" on and after January 1, 1993, shall mean a contribution to the Plan or direct transfer (which satisfies the requirements of section 401(a)(31) of the Code)

                          (i) All or a portion of the balance to the credit of the Employee from a trust described in section 401(a) of the Code that is exempt from tax under section 501(a) of the Code; or

                          (ii) A distribution from an individual retirement account or individual retirement annuity that satisfies the requirements of section 408(d)(3) of the Code.

Notwithstanding the foregoing provisions of this Section 2.1(ccc), no contribution to this Plan of an amount described in the immediately preceding paragraph shall be permitted if such amount is attributable, directly or indirectly, to a transfer or distribution from a defined benefit plan (within the meaning of section 414(j) of the Code) or a defined contribution plan (within the meaning of section 414(i) of the Code) which either is subject to the minimum funding standards of section 412 of the Code or provides for the distribution of benefits in the form of an annuity.

                 (ddd)    "Separate Fixed Income Account" shall mean an account
                           -----------------------------
established for the benefit of a Participant for whom benefits are to be paid in installments pursuant to Section 8.2(b), to which the balances in the Participant's Accounts are transferred pursuant to Section 8.2(b), and that shall provide simple interest at a rate equivalent to the yield on U.S. Treasury Bills with a one (1) year maturity determined as of the first business day of each Plan Year.

                 (eee)    "Separate Investments" shall mean amounts invested
                           --------------------
pursuant to Sections 8.2(b), and 12.14 at the direction and for the benefit, of a Participant and amounts attributable to the purchase of insurance contracts pursuant to Section 8.14.

                 (fff)    "Service" shall mean any period of time the Employee
                           -------
is in the employ of the Employer, including any period the Employee is on Leave of Absence authorized by the Employer under a uniform, non-discriminatory policy applicable to all Employees.

                 (ggg)    "Subsidiary" shall mean any corporation fifty-one
                           ----------
percent (51%) or more of the voting stock of which, and any partnership or joint venture fifty-one percent (51%) of the capital profit interest of which, is owned, directly or indirectly, by the Company.

                 (hhh)    "Suspense Account" shall mean an account established
                           ----------------
pursuant to Section 6.5(c) to hold excess Annual Additions to the Plan.

                 (iii)    "Total and Permanent Disability" or "Totally and
                           -----------------------------------------------
Permanently Disabled" shall mean that on account of physical or mental
- --------------------
disability, the Participant no longer is





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
capable of performing the duties assigned to him by his Employer, and in the opinion of a physician selected by the Employer, such disability will totally and permanently prevent him from performing the usual duties of his employment.

                 (jjj)    "Trust" shall mean the trust established to hold,
                           -----
administer, and invest the contributions made under the Plan.

                 (kkk)    "Trust Agreement" shall mean the agreement between
                           ---------------
the Employer and the Trustee or any successor Trustee establishing Centex Corporation Profit Sharing Trust and specifying the duties of the Trustee.

                 (lll)    "Trustee" shall mean the persons or entities from
                           -------
time to time appointed as Trustee under the Trust Agreement.

                 (mmm)    "Trust Fund" shall mean all property of every kind
                           ----------
held or acquired by the Trustee under the Trust Agreement.

                 (nnn)    "Valuation Date" shall mean June 30, September 30,
                           --------------
December 31, and March 31 of each Plan Year.

                 (ooo)    "Vested Accrued Benefit" shall mean the entire amount
                           ----------------------
credited to a Participant's Employee Voluntary Contribution Account, Employer Salary Reduction Contribution Account, and Rollover Account and the percentage of a Participant's Employer Profit Sharing Contribution Account and appropriate Qualified Affiliate Accounts in which he becomes fully vested in and entitled to upon the termination of his Service, as determined under Section 7.5.

         2.2     Service for Predecessor or Related Employer. If and to the
                 -------------------------------------------
extent the Company so provides, and to the extent required by the Code, an Employee's Service with a "predecessor employer" (as defined below) shall be deemed Service with the Employers. A "Predecessor employer" shall mean any business entity, the stock, assets or business of which is acquired by an Employer or a Subsidiary which is not an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Company.

         2.3     Service for Former 401(k) Participants. An Employee who
                 --------------------------------------
participated in a plan maintained by his immediately preceding employer which is qualified under sections 401(a) and 401(k) of the Code, shall be given credit for his service with such employer for purposes of electing to make Employer Salary Reduction Contributions under Section 5.1(a) and Employee Voluntary Contributions under Section 5.1(b), and for purposes of allocating such contributions pursuant to Section 6.5. The maximum amount of past service credit granted to such an Employee pursuant to this Section 2.3 shall be one
(1) year.

         2.4     Word Usage. Words used in the masculine shall apply to the
                 ----------
feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural. The words "herein," "hereof," "hereinafter" and other





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
conjunctive uses of the word "here" shall be construed as a reference to another portion of this Plan document. The terms "Section" or "Article" when used as a cross-reference shall refer to other Sections or Articles contained in the Plan and not to another instrument, document or publication unless specifically stated otherwise.

         2.5     Calculation of Time. In determining time within which an event
                 -------------------
or action is to take place for purposes of the Plan, no fraction of a day shall be considered, and any act, the performance of which would fall on a Saturday, Sunday, holiday or other non-business day, may be performed on the next following business day.

         2.6     Construction. It is the intention of the Employer that the
                 ------------
Plan be qualified under the applicable provisions of the Code and the Act and all provisions hereof shall be construed to that result.


____________________
End of Article II





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

         3.1     Eligibility.
                 -----------

                 (a)      Eligibility Prior to April 1, 1994. Each Employee who
                          ----------------------------------
was a Participant in the Prior Plan as of March 31, 1994, shall continue as a Participant in this Plan if he is employed by the Employer on April 1, 1989. Except as provided below, each other Employee who is an Eligible Employee shall become a Participant in the Plan on the Plan Entry Date (if he is employed on that date) coincident with or immediately following the day upon which he completes one (1) Year of Service as defined in Section 3.2. However, for purposes of electing Employer Salary Reduction Contributions under Section 5.1(a) and allocating such contributions under Section 6.5(b), each Eligible Employee who became an Employee on or before September 30, 1991, shall become a Participant in the Plan on the first day of any calendar quarter (January 1, April 1, July 1, or October 1) (if he is employed on that date) coincident with or immediately following the date upon which he completes ninety (90) days of Service, as defined in Section 3.2. An Employee who is eligible to become a Participant during a Leave of Absence shall become a Participant on the Plan Entry Date after his return to active Service.

                 (b)      Eligibility on and After April 1. 1994. Each Employee
                          --------------------------------------
who was a Participant in the Plan as of March 31, 1984, shall continue as a Participant in this Plan if he is employed by the Employer on April 1, 1994. Each other Employee who is an Eligible Employee shall become a Participant in the Plan for purposes of electing to make Employer Salary Reduction Contributions under Section 5.1(a) and Employee Voluntary Contributions under
Section 5.1(b), and for purposes of allocating such contributions under Section 6.5, on the Plan Entry Date (if he is employed on that date) coinciding with or next following the day he performs his first Hour of Service as an Eligible Employee. Each other Employee who is an Eligible Employee shall become a Participant in the Plan for purposes of receiving an Employer Profit Sharing Contribution pursuant to Section 4.1(b) and for purposes of allocating such contribution pursuant to Section 6.5, on the Plan Entry Date coinciding with or next following the day he completes one (1) Year of Service as defined in
Section 3.2.

                 (c)      Limitation on Participation. Notwithstanding any
                          ---------------------------
provision contained herein to the contrary, an Employee who becomes an Eligible Employee after completing one (1) Year of Service, ninety (90) days of Service, or one (1) Hour of Service as appropriate, shall commence participation in the Plan on the later of:

                          (i) The day he performs his first Hour of Service as an Eligible Employee; or

                          (ii) The date his participation would have commenced had he been an Eligible Employee for the period commencing with his Employment





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

         Commencement Date and ending on the date he performs his first Hour of Service as an Eligible Employee.

         3.2     Years of Service - Participation. For purposes of determining
                 --------------------------------
an Employee's initial eligibility to participate in the Plan and his continued eligibility to participate, an Employee shall, with respect to periods of time prior to the Effective Date, be given credit for a Year of Service for each "year of service" with which he is creditable pursuant to either Section 2.3(a) of the Prior Plan or Section 3.2 of the Centex Construction Products Plan. For periods of time on or after the Effective Date an Employee shall be given credit for a Year of Service if he:

                 (a) Completes not less than one thousand (1,000) Hours of Service within the twelve (12) consecutive month period beginning with his Employment Commencement Date; and

                 (b) Remains employed during that entire twelve (12) month period.

In addition, an Employee shall be given credit for a Year of Service for each Plan Year, commencing with the Plan Year that includes the first anniversary date of his Employment Commencement Date, during which he completes not less than one thousand (1,000) Hours of Service.

In the case of an Employee who separates from Service and who resumes employment, but not as a Re-Employed Employee, Years of Service, as defined herein, prior to his resumption of employment shall be disregarded. For purposes of this Section 3.2, in the case of an Employee who separates from Service and who resumes employment, but not as a Re-Employed Employee, Employment Commencement Date shall mean the date on which the Employee first performs an Hour of Service for the Employer following the close of the last Plan Year in which the Employee incurred a Break in Service. In addition, "years of service" within the meaning of Section 2.3(a) of the Prior Plan or
Section 3.2 of the Centex Construction Products Plan prior to April 1, 1984, that were disregarded under the terms of such plans shall continue to be disregarded for purposes of this Plan. Finally, for purposes of determining whether an Eligible Employee has completed ninety (90) days of Service, an Employee shall be given credit for a day of Service for each day during which he completes at least one (1) Hour of Service.

         3.3     Participation - Re-Employed Employees. A Re-Employed Employee
                 -------------------------------------
shall re-enter the Plan as a Participant on the later of:
                                                -----

                 (a) The day he performs his first Hour of Service as a result of his re-employment; or

                 (b) The date his participation would have commenced had there been no separation from service unless he separates from service subsequent to his re-employment, but before such date.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

Any other Employee whose employment terminates and who is subsequently re-employed shall commence participation in accordance with the provisions of Sections 3.1 and 3.2.

         3.4     Notice of Participation. The Administrative Committee shall
                 -----------------------
give each Eligible Employee reasonable notice of his pending commencement of participation in the Plan and the date such Eligible Employee becomes eligible to participate in the Plan. Such notice shall include a summary description of the Plan as well as forms on which the Eligible Employee may make the election provided in Sections 4.2 and 5.1, regarding elections to defer Considered Compensation and make Voluntary Employee Contributions. By his participation, a Participant shall be deemed to have agreed to abide by the provisions of the Plan. Each Eligible Employee shall execute within sixty (60) days after the date as of which he becomes an Eligible Employee a written statement on a form or forms furnished by the Administrative Committee, evidencing the following:

                 (a) His election to make contributions, if any, under Sections 4.2 and 5.1 and the amount thereof;

                 (b) His election as to the form of payment of his benefits under the plan;

                 (c) Subject to Section 2.1(j) and 8.10, his Beneficiary designated to receive any benefits payable for his benefit under the plan; and

                 (d) Any other information the Administrative Committee considers necessary or desirable in order to administer the plan.

         3.5     Transfers to Employers. In the event an Employee who is a
                 ----------------------
participant in a qualified plan maintained by a Qualified Affiliate is transferred from employment with such Qualified Affiliate to employment with an Employer, his account balances under such plan, after all adjustments thereunder have been made, may be transferred to the Trustee hereunder, upon the direction of the Administrative Committee. In the event an Employee is transferred, the following provisions shall apply with respect to such transferred Employee:

                 (a) Such Employee shall be eligible to participate in the Plan effective as of the date of his transfer to employment with the Employer.

                 (b) Such Participant's salary reduction contributions and non-elective contributions (within the meaning of Treas. Reg. 1.401(k)-1(g)(10)) attributable to such plan shall be credited to the Participant's Employer Salary Reduction Contribution Account under this Plan. Employer contributions attributable to accounts in which a Participant is not fully vested under such plan shall be transferred to a special "Qualified Affiliate Account." Such Qualified Affiliate Account shall be adjusted in accordance with the Plan as any other account maintained for such Participant. Except as provided in this Section 3.5, a Participant's Qualified Affiliate Account shall be treated in the same manner as his Employer Profit Sharing Contribution Account for all purposes under the Plan. Balances of other accounts of such Employer under the plan of a Qualified Affiliate shall be transferred to the corresponding Account established under this Plan.





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                                       25

                 (c) In no event shall such transferred Participant be entitled to receive less than an amount equal to the sum of the vested portion of the amounts transferred to his Accounts pursuant to Section 3.5(b) hereof which he would have been entitled to receive under the plan of such Qualified Affiliate if he had resigned from the service of such Qualified Affiliate as of the date of his transfer, as adjusted under the Plan. In addition, if the transferred Participant's Vested Accrued Benefit attributable to his Qualified Affiliate Account would at any time after the transfer be greater through the application of Section 7.5 of this Plan than it would be through the application of similar provisions of the plan of the Qualified Affiliate, the Participant's Vested Accrued Benefit attributable to his Qualified Affiliate Account shall be determined pursuant to the provisions of Section 7.5 of this Plan. Likewise, if the transferred Participant's Vested Accrued Benefit attributable to his Qualified Affiliate Account would at any time after the transfer be greater through the application of the provisions of the plan of the Qualified Affiliate that are similar to the provisions of Section 7.5 of this Plan, the Participant's Vested Accrued Benefit attributable to his Qualified Affiliate Account shall be determined pursuant to the provisions of the plan of the Qualified Affiliate.

                 (d) Such transferred Participant shall be credited with Years of Service under Section 7.6 with the Employer as if such Years of Service constituted Years of Service with such Qualified Affiliate in determining the vested portion of his Qualified Affiliate Employer Profit Sharing Account balance which he is entitled to receive as of any date of termination of Service under this Plan.


____________________
End of Article III





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                   ARTICLE IV

                       EMPLOYER AND EMPLOYEE CONTRIBUTION
                       ----------------------------------

         4.1     Employer Contributions. For each Limitation Year ending with
                 ----------------------
or within its Fiscal Year each Employer shall make contributions from its current or accumulated Net Profits as follows:

                 (a)      Employer Salary Reduction Contributions. The Employer
                          ---------------------------------------
shall make an Employer Salary Reduction Contribution in an amount equal to the amount by which each Participant has agreed, in accordance with the provisions of Section 5.1, to reduce his Considered Compensation. Notwithstanding any of the foregoing, no Participant may agree to reduce his Considered Compensation by more than fifteen percent (15%).

                 (b)      Employer Profit Sharing Contributions. The Employer
                          -------------------------------------
shall make an Employer Profit Sharing Contribution in such amount, if any, as the Board of Directors may, in its sole and absolute discretion, deem appropriate or advisable. Such amount, if any, shall be determined by resolution, which shall specify the amount of the Employer's contribution or a definite basis or formula by which the amount of the contribution can be determined within a reasonable period of time after the end of the Plan Year.

         Notwithstanding the foregoing provisions of this Section 4.1(b), effective April 1, 1994, in the event that the nondiscrimination requirements of section 401(a)(4) of the Code or the limitations on contributions under section 415 of the Code limit the amount of the Employer Profit Sharing Contribution which may be made to the Plan for the Plan Year on behalf of Highly Compensated Employees, then the amount of the Employer Profit Sharing Contribution for such Plan Year for such Highly Compensated Employees shall equal the amount of the Employer Profit Sharing Contribution as so limited by the provisions of section 401(a)(4) or section 415 of the Code.

         4.2     Employee Voluntary Contributions. No contributions are
                 --------------------------------
required of Participants to participate in the Plan. Each Participant may elect, however, to make Employee Voluntary Contributions under the Plan for any Plan Year, beginning with the Plan Year in which he becomes a Participant. Such contributions shall be made in the amount and manner provided in Sections 5.1(b) and 5.1(c). None of the Participant contributions permitted to be made under this Plan will be deemed qualified voluntary employee contributions (as defined in section 291(e)(2) of the Code) and no such contributions will be deemed deductible for federal income tax purposes. Notwithstanding any of the foregoing, no Participant may agree to contribute more than ten percent (10%) of his Considered Compensation pursuant to this Section 4.2.

         4.3     Employer Contribution Limitation and Treatment of Forfeitures.
                 -------------------------------------------------------------
Notwithstanding the provisions of Section 4.1, the aggregate amount of Employer Salary Reduction Contributions and Employer Profit Sharing Contributions for each Limitation Year shall not exceed either the total amount deductible under section 404 of the Code, or the sum of:





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
                                       27

                 (a) The aggregate limitation on Annual Additions prescribed by Section 6.11 for all Participants entitled to share in the allocation of such Employer contributions under Section 6.5 reduced by Forfeitures arising under Section 7.8, and

                 (b) The sum of any amounts that have been erroneously forfeited or erroneously unallocated with respect to Employees who were or would have been entitled to share in the allocation of Employer contributions but for the failure to credit such Participants with Hours of Service that are determined during the Plan Year to be creditable pursuant to Section 2.1(ii), reduced by any Forfeitures arising under Section 7.8 remaining after the reduction provided in Section 4.3(a), to the extent such contribution was not made in a preceding Plan Year.

         If Forfeitures for a Plan Year that have arisen under Section 7.8 exceed the aggregate limitation on Annual Additions prescribed by Section 6.11 for all Participants entitled to share in the allocation of Employer contributions for the Limitation Year ending within the Plan Year plus any Employee Voluntary Contributions described in Section 4.2 which are not distributed pursuant to Section 6.5(h), the amount by which such Forfeitures exceed the aggregate limitation and the amount of such Employee Voluntary Contributions shall be credited and held unallocated in a Suspense Account until the next Valuation Date that coincides with the end of a Plan Year when such amounts shall be deemed to be Forfeitures arising under Section 7.8.

         4.4     Determination of Contribution. The Employer, from its records,
                 -----------------------------
shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan. In the case of a Participant who, during the Plan Year, transfers his employment from one Employer to another Employer, the amount of the contributions to be made by each such Employer on behalf of such a Participant pursuant to this Section 4.4 and this Article IV, shall be determined on the basis of the relative compensation paid to such Participant by each such Employer.

         4.5     Time and Method of Payment of Contribution. The Employer shall
                 ------------------------------------------
pay Employer Salary Reduction Contributions made pursuant to Section 4.1(a) and attributable to Considered Compensation deferred pursuant to Section 5.1 to the Trustee within fifteen (15) business days after the end of the payroll period to which the deferral of the Considered Compensation relates. The Employer may pay the remainder of its contribution for each Limitation Year in one (1) or more installments.

The Employer's contribution for any Limitation Year shall be due on the last day of its taxable year with or within which such Limitation Year ends, and, unless paid before, shall be payable then or as soon thereafter as practicable, but not later than the end of the tenth (10th) month following the end of such taxable year. If the contribution is on account of the Employer's preceding taxable year, the contribution shall be accompanied by the Employer's signed statement to the Trustee that payment is on account of such taxable year. Contributions may be paid in cash, or other property, as the Employer may determine. Property shall be valued at its fair market value at the time of contribution. All





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
contributions for each Limitation Year, shall be deemed to be paid as of the earlier of the actual date of payment or the last day of such Limitation Year.

         4.6     Make-Up Contributions. If, because of insufficient current or
                 ---------------------
accumulated profits, any Employer is prevented from making any part or all of the contribution which it would otherwise have made under the Plan for a fiscal year, then so much of such contribution that such Employer was prevented from making shall be made by the other Employers (but for purposes of Section 4.1 of the Plan shall be considered to have been made by such Employer) in such manner as the Company may specify, provided that a consolidated tax return is filed by the Employers for that fiscal year for federal income tax purposes. The provisions of this subsection shall apply only to a group of Employers under the plan which constitutes an "affiliated group" as defined in Section 1504(a) of the Code.

         4.7     Return of Employer Contributions. Notwithstanding any
                 --------------------------------
provision herein to the contrary, upon the Employer's request, an Employer contribution which was made upon a mistake of fact or conditioned upon deductibility of the contribution under section 404 of the Code shall not be deemed contributed to the Trust and shall be returned to the Employer within one (1) year after payment of the contribution or disallowance of the deduction (to the extent disallowed), as the case may be. The amount so returned shall be the excess of the amount contributed over the amount which would have been contributed if there had been no mistake of fact or a mistake in determining the amount of the deduction. Any earnings on the excess contribution amount shall not be returned to the Employer, although any losses thereon will reduce the amount so returned.

         4.8     Rollover Contributions and Trust to Trust Transfers to this
                 -----------------------------------------------------------
Plan. The Administrative Committee, in its sole discretion, may direct the
- ----
Trustee to receive and hold for the benefit of any Eligible Employee any amount attributable to such Employee's participation in any other pension or profit sharing plan qualified under section 401(a) of the Code, subject to the following provisions:

                 (a) If such amount is to be contributed by the Employee to the Trustee, the amount shall be transferred only if it constitutes a Rollover Contribution. If such amount is to be transferred directly from another plan and trust qualified under section 401(a) of the Code to the Trustee, the amount to be transferred shall be the amount held for the benefit of such employee pursuant to Section 4.8(b). Such amounts shall be transferred only if the Trustee or trustees under such other trust are expressly permitted to distribute such amounts to the Trustee or trustees under the trust forming part of another plan intended to qualify under section 401(a) of the Code. The Trustee, in its sole discretion, may limit the property which is to be transferred to the Trustee to cash. Notwithstanding the foregoing, no amount shall be transferred to the Trustee, including amounts transferred from a plan maintained by a Qualified Affiliate, if such amount is attributable, directly or indirectly, to a transfer of distribution from a defined benefit plan (within the meaning of section 414(j) of the Code or a defined contribution plan (within the meaning of section 414(i) of the Code) which either is subject to the minimum funding standard of section 412 of the Code or provides for the distribution of benefits in the form of an annuity.





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AND RETIREMENT PLAN

                 (b) The amounts transferred by or on behalf of an Employee to the Trustee shall be held in a separate, nonforfeitable Rollover Account established for the benefit of such Employee under the Plan. Such account shall be adjusted as any other account under the provisions of Section
6.4. Except as is provided in Section 8.12, regarding limitations on the involuntary payment of benefits, in the event an Employee terminates Service for any reason before becoming a Participant, the Employee's Rollover Account (as adjusted under the Plan as of the Valuation Date coincident with or immediately preceding the date of such Employee's termination of Service) shall be distributed to or for the benefit of such Employee in a lump sum as soon as possible after such Employee's termination of Service. In the event such Employee becomes a Participant, such Rollover Account shall be distributed in the same manner as his Employer Profit Sharing Contribution Account.

                 (c) Except as otherwise provided in this Section 4.8, and Sections 7.5 regarding vesting, Section 8.4, regarding withdrawals, and Section 9.2(k), regarding Top Heavy Plans, a Rollover Account will be treated as an Employer Profit Sharing Contribution Account for all purposes of the Plan.

         The Administrative Committee may require such evidence, data or information from an Employee or from the plan administrator of the plan and trust from which an amount is directly or indirectly to be received as it considers necessary or desirable to administer the foregoing provisions of this
Section 4.8.


____________________
End of Article IV





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                   ARTICLE V

                PARTICIPANT DEFERRALS OF CONSIDERED COMPENSATION
                ------------------------------------------------
                 AND MAKING OF EMPLOYEE VOLUNTARY CONTRIBUTIONS
                 ----------------------------------------------

         5.1     Participant Election to Defer Considered Compensation or to
                 -----------------------------------------------------------
Make Employee Voluntary Contributions.
- -------------------------------------

                 (a)      Participant Election to Defer Considered
                          ----------------------------------------
Compensation. Subject to the limitations of Section 5.2 a Participant may
- ------------
elect:

                          (i) To defer the receipt up to a maximum of fifteen percent (15%) of the Participant's Considered Compensation and have the Employer pay such amount to the Trust as an Employer Salary Reduction Contribution for the Participant's benefit, provided that in no event may the amount that a Participant defers during a calendar year pursuant to an election under this subsection 5.1(a) or under any Related Plan with an arrangement under Section 401(k) of the Code exceed Seven Thousand Dollars ($7,000) (as adjusted for cost-of-living adjustments pursuant to section 402(g)(5) of the Code); or

                          (ii) To receive his entire Considered Compensation in cash.

Any amount a Participant elects to defer under this Section 5.1(a) shall be contributed by the Employer to the Trust as an Employer Salary Reduction Contribution in accordance with Section 4.1(a).

                 (b)      Participant Election to Make Voluntary Employee
                          -----------------------------------------------
Contribution. Subject to the provisions of Section 5.3, a Participant may elect
- ------------
to contribute under the Plan for any Plan Year, beginning with the Plan Year in which he becomes a Participant, in an amount of not less than one percent (1%) nor more than ten percent (10%) (in even multiples of one percent (1%)) of the Considered Compensation paid to the Participant by his Employer during such year; provided that, the amount of such contribution when added to the amount of any other Participant voluntary contributions to all qualified plans, within the meaning of section 401(a) of the Code, maintained by the Employer does not exceed ten percent (10%) of the Participant's Considered Compensation paid to him by his Employer during such year.

                 (c)      Method of Election. Except as otherwise provided in
                          ------------------
this Section, each election by a Participant under (a) and (b) of this Section
5.1 must be by written notice filed with the Administrative Committee, in such form as the Administrative Committee shall in its sole and absolute discretion determine, during the thirty-one (31) day period ending on the last day of a Plan Year quarter (i.e., March 31, June 30, September 30 or December 31) to
                   ----
which such election applies, except that with respect to a Participant whose Plan Entry Date is October 1, such written notice may be delivered during the thirty-one (31) day period prior to such Plan Entry Date. Any such election by a Participant to defer the receipt of a portion of his Considered Compensation or to make a Voluntary Employee





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AND RETIREMENT PLAN

Contribution shall become effective at such time as the Administrative Committee determines to be administratively convenient, but, with respect to an Employee who is or who has become a Participant, in no event later than thirty
(30) days following the Administrative Committee's receipt of such election, and no such election shall be given retroactive effect.

         A Participant, by written notice filed with the Administrative Committee at any time during the thirty-one (31) day period ending on the last day of a Plan Year quarter, may elect to change the percentage of his Compensation to be contributed to the Trust under Section 5.1(b) for the next following Plan Year quarter, or to redesignate or terminate such contributions for the next following Plan Year quarter. A Participant who has discontinued making deferrals or contributions under either or both Section 5.1(a) and
Section 5.1(b) may elect to resume having such deferrals or contributions made in the amounts specified in Section 5.1(a) and Section 5.1(b), respectively, for the next following Plan Year quarter, by written notice filed with the Administrative Committee at any time during the thirty-one (31) day period ending on the last day of a Plan Year quarter.

                 (d)      How Paid or Deducted. A Participant's deferrals and
                          --------------------
contributions under Section 5.1(a) and Section 5.1(b) shall be deducted by his Employer, to the extent possible, in equal installments on each pay period from the Compensation paid to such Participant for that period or made in a lump sum, subject to the conditions provided below. Contributions made under Section 5.1(b) made by payroll deduction shall be paid to the Trustee not later than thirty (30) days after the date such deduction is made. Participant deferrals under Section 5.1(a) made by payroll reduction shall be credited to his
Employer Salary Reduction Contribution Account as of each regular payroll period for which such contributions are made. A Participant who is making deferral contributions may elect to make a lump sum contribution under Section 5.1(a) from the Participant's last paycheck for any Plan Year quarter (i.e.,
                                                                       ----
March 31, June 30, September 30, or December 31) as long as he has given written notice of that election in the time and manner required by the Administrative Committee. In no event can the amount of any such lump sum contribution when added to the amount of contributions made under Section 5.1(a) exceed fifteen percent (15%) of the Participant's Considered Compensation. A Participant who is making Voluntary Employee Contributions may also elect on the last day of any Plan Year quarter to have unpaid Compensation which would otherwise become payable by his Employer reduced for a pay period and contributed by the Employer to the Plan in a lump sum under Section 5.1(b). Any such election must be made by the Participant by written notice filed with the Administrative Committee prior to the time such Compensation is payable to the Participant, and must be accordance with such rules as the Administrative Committee may establish.

         5.2     Limitation on Employer Salary Reduction Contributions for
                 ---------------------------------------------------------
Highly Compensated Employees.
- ----------------------------

                 (a)      Limitations. Notwithstanding the provisions of
                          -----------
Section 5.1(a), the Actual Deferral Percentage for the Highly Compensated Employees with respect to any Plan Year shall not exceed the greater of (i) or
                                                             -------
(ii):





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                                       32

                          (i) The Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by one and one-fourth (1.25); or

                          (ii) The Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by two (2); provided, however, that the Actual Deferral Percentage for the Highly Compensated Employees may not exceed the Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees by more than two (2) percentage points, but subject to the aggregate limitation rules of paragraph 5.2(b).

                 (b)      Aggregate Limit. If one or more Highly Compensated
                          ---------------
Employees are eligible for contributions that are tested under both this
Section 5.2 and Section 5.3, multiple use of the Actual Deferral Percentage alternative limit set forth in Section 5.2(a)(ii) shall be limited so that the aggregated Actual Deferral Percentage and Employee Contribution Percentage of such Highly Compensated Employees does not exceed the aggregate limit. For purposes of this Section 5.2(b), the "aggregate limit" is the greater of the following:

                          (i)     The sum of:

                                  (A) One and one-fourth (1.25) multiplied by the greater of (i) the Actual Deferral Percentage of the
                        -------
                 group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Employee Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, and

                                  (B)      Two (2) plus the lesser of (i) or
                                                            ------
                 (ii) above; provided, however, that this amount shall not exceed two (2) multiplied by of the lesser of (i) or (ii)
                                                     ------
                 above; or

                          (ii)    The sum of:

                                  (A) One and one-fourth (1.25) multiplied by the lesser of (a) the Actual Deferral Percentage of the
                        ------
                 group of Participants who are not Highly Compensated Employees for the Plan Year, and (b) the Employee Contribution Percentage for the group of Participants who are not Highly Compensated Employees for the Plan Year; and

                                  (B)      Two (2) plus the greater of (a) and
                                                            -------
                 (b) in the immediately preceding subparagraph; provided, however, that this amount shall not exceed two (2) multiplied by the greater of (a) or (b) above.
                        -------

Amounts in excess of the aggregate limit shall be treated as excess contributions and adjusted as provided in Section 5.2(c). For purposes of applying this multiple use limit, the Employee Contribution Percentage and the Actual Deferral Percentage shall be determined after any required distributions of excess contributions and deferrals under Sections 5.2(c), 5.3(c), and 5.4.





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AND RETIREMENT PLAN

                 (c)      Adjustments for Excess Contributions. If at any time
                          ------------------------------------
during a Plan Year, the Actual Deferral Percentage for the Highly Compensated Employees exceeds or is reasonably expected by the Administrative Committee to exceed the amounts allowed under Sections 5.2(a) and 5.2(b), then the Administrative Committee, in its sole and absolute discretion. shall, at least once prior to the end of the Plan Year and more often if the Administrative Committee elects, do one or more of the following:

                          (i)     Prospective Reduction of Excess
                                  -------------------------------
         Contributions. Prospectively and in the same proportion reduce the
         -------------
         amount of Considered Compensation to be deferred pursuant to Section 5.1(a), by each Highly Compensated Employee who has elected pursuant to Section 5.1(a) to defer a portion of his Considered Compensation until the Actual Deferral Percentage for Highly Compensated Employees will equal (by rounding up) for the Plan Year the greater of (i) or
         (ii) of Section 5.2(a) as limited by Section 5.2(b).

                          (ii)    Refund of Excess Contributions. Refund the
                                  ------------------------------
         portion of each Highly Compensated Employee's Employer Salary Reduction Contribution that constitutes a portion of the "excess contribution" (hereinafter defined) for the Plan Year, plus earnings (or less losses) thereon for (i) the Plan Year and (ii) the portion of the following year preceding the date of distribution (the "Gap Period"), until the Actual Deferral Percentage for the Highly Compensated Employees equals (by rounding up) the greater of (i) or
         (ii) of Section 5.2(a) as limited by Section 5.2(b), with all refunds from a Participant's Employer Salary Reduction Contribution Account to be charged first against Employer Salary Reduction Contributions for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary, charged against Employer Salary Reduction Contributions for the calendar year that includes the last day of the Plan Year. All refunds shall be distributed by the Trustee to the Employer within two and one-half (2 1/2) months after the close of the Plan Year in which the excess contribution arose, if administratively feasible, but in no event later than twelve (12) months after such date.

         For purposes of this Section 5.2(c)(ii), "excess contribution" shall mean, with respect to any Plan Year, the excess of:

                          (i) The aggregate amount of Employer Salary Reduction Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over

                          (ii) The maximum amount of such Employer Salary Reduction Contributions permitted under the limitations of Sections 5.2(a) and (b).

         The amount of excess contributions for each Highly Compensated Employee is to be determined by the following leveling method, under which the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to (i) enable the Plan to satisfy the limitations of Sections 5.2(a) and 5.2(b), or (ii) cause such Highly Compensated





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

         Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage, whichever occurs first. This process must be repeated until the Plan satisfies the limitations of Sections 5.2(a) and 5.2(b).

         The provisions of this Section 5.2(c)(ii) shall be applied after the provisions of Section 5.4 and any distributions of excess deferrals thereunder. Any distribution made pursuant to this Section 5.2(c)(ii) may be made notwithstanding any other provision of this Plan.

                                  (A)      Determination of Earnings and
                                           -----------------------------
                 Losses. The earnings or losses allocable to excess
                 ------
                 contributions shall be determined by multiplying income (or loss) allocable to the Participant's Employer Salary Reduction Contribution Account for the applicable Plan Year by a fraction, the numerator of which is the excess contribution on behalf of the Participant for the applicable Plan Year and the denominator of which is the balance of the Participant's Employer Salary Reduction Contribution Account on the last day of the applicable Plan Year (prior to any refund of excess contributions).

                                  (B)      Determination of Income or Loss for
                                           -----------------------------------
                 Gap Period. The income or loss for the period between the end
                 ----------
                 of the applicable Plan Year and the date of distribution of the excess contribution (the "gap period") shall be equal to the actual income or loss thereon during such period, or, if not readily ascertainable, ten percent (10%) of the income or loss determined under Section 5.2(c)(ii)(B) above multiplied by the number of calendar months that have elapsed since the end of the applicable Plan Year. Distributions occurring on or before the 15th day of the month shall be treated as having been made on the last day of the preceding month, and distributions occurring after such 15th day shall be treated as having been made on the first day of the next month.

                                  (C)      Income Allocable to Excess
                                           --------------------------
                 Contributions. The income allocable to excess contributions,
                 -------------
                 for purposes of Sections 5.2(c)(ii)(B) and 5.2(c)(ii)(C), shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                 (d)      Special Rules For Family Members.
                          --------------------------------

                          (i) If an eligible Highly Compensated Employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such Employee is either a five-percent (5%) owner or one
         (1) of the ten (10) most highly compensated employees, the combined Actual Deferral Percentage for the family group (which is





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
         treated as one Highly Compensated Employee) must be determined by combining Employer Salary Reduction Contributions and Compensation.

                          (ii) The Employer Salary Reduction Contributions and Compensation and amounts of all family members are disregarded for purposes of determining the Actual Deferral Percentage for the group of Employees that are not Highly Compensated Employees, except to the extent taken into account under Section 5.2(d)(i) above.

                          (iii) If an Employee is required to be aggregated as a member of more than one (1) family group in the Plan, all Eligible Employees who are members of those family groups that include that Employee are aggregated as one family group in accordance with Sections 5.2(d)(i) and 5.2(d)(ii).

                          (iv) The determination and correction of excess contributions of a Highly Compensated Employee whose Actual Deferral Percentage is determined under the family aggregation rules of this
         Section 5.2(d) is accomplished by reducing the Actual Deferral Percentage as required under Section 5.2(c) and allocating the excess contributions for the family unit among the family members in proportion to the Employer Salary Reduction Contributions of each family member that are combined to determine the Actual Deferral Percentage.

         5.3     Limitations on Employee Voluntary Contributions.
                 -----------------------------------------------

                 (a)      Limitations. Notwithstanding the provisions of
                          -----------
Sections 4.2 and 5.1(b), the Employee Contribution Percentage for the Highly Compensated Employees with respect to any Plan Year shall not exceed the greater of (i) or (ii):
- -------

                          (i) The Employee Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by one and one-fourth (1.25), or

                          (ii) The Employee Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by two (2); provided, however, that the Employee Contribution Percentage for the Highly Compensated Employees may not exceed the Employee Contribution Percentage for the Eligible Employees who are not Highly Compensated Employees by more than two (2) percentage points but subject to the aggregate limitation rules of Section 5.3(b).

                 (b)      Aggregate Limit. If one or more Highly Compensated
                          ---------------
Employees are eligible for contributions that are tested under both this
Section 5.3 and Section 5.2, multiple use of the Employee Contribution Percentage alternative limit set forth in Section 5.3(a)(ii) shall be limited so that the aggregated Actual Deferral Percentage and Employee Contribution Percentage of such Highly Compensated Employees does not exceed the





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
aggregate limit. The "aggregate limit," for purposes of this Section 5.3(b), is the greater of the following:
    -------

                          (i)     The sum of:

                                  (A) One and one-fourth (1.25) multiplied by the greater of (i) the Actual Deferral Percentage of the
                        -------
                 group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Employee Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, and

                                  (B)      Two (2) plus the lesser of (i) or
                                                            ------
                 (ii) above; provided, however, that this amount shall not exceed two (2) multiplied by the lesser of (i) or (ii) above;
                                                  ------
                 or

                          (ii)    The sum of:

                                  (A) One and one-fourth (1.25) multiplied by the lesser of (a) the Actual Deferral Percentage of the
                        ------
                 group of Participants who are not Highly Compensated Employees for the Plan Year, and (b) the Employee Contribution Percentage for the group of Participants who are not Highly Compensated Employees for the Plan Year; and

                                  (B)      Two (2) plus the greater of (a) and
                                                            -------
                 (b) in the immediately preceding subparagraph; provided, however, that this amount shall not exceed two (2.0) multiplied by the greater of (a) or (b) above.
                                   -------

Amounts in excess of the aggregate limit shall be treated as excess contributions and adjusted as provided in Section 5.3(c). For purposes of applying this multiple use limit, the Employee Contribution Percentage and the Actual Deferral Percentage shall be determined after any required distributions of excess contributions and deferrals under Sections 4.5(c), 5.2(c), and 5.4.

                 (c)      Adjustments for Excess Contributions. If at any time
                          ------------------------------------
during a Plan Year, the Employee Contribution Percentage for the Highly Compensated Employees would exceed, if not adjusted in accordance with the limitations of this Section, the amounts allowed under Sections 5.3(a) and (b), then the Administrative Committee, in its sole and absolute discretion, shall do one or more of the following:

                          (i)     Reduction of Employee Voluntary
                                  -------------------------------
         Contributions. Proportionately reduce the Employee Voluntary
         -------------
         Contributions that would otherwise be made and allocated to the Employee Voluntary Contribution Account of each Highly Compensated Employee to the extent necessary to cause the Employee Contribution Percentage for the Highly Compensated Employees to equal (by rounding up) the greater of (i) or (ii) of Section 5.3(a) as limited by Section 5.3(b).





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (ii)    Refund of Excess Employee Contributions. To
                                  ---------------------------------------
         the extent that, after the adjustments described in Section 5.3(c)(i) above have been made, the Employee Contribution Percentage for the Highly Compensated Employees during a Plan Year would still exceed, if not adjusted in accordance with this Section 5.3(c)(ii), the amounts allowed under Section 5.3, then the Administrative Committee shall refund the portion of each Highly Compensated Employee's Employee Voluntary Contributions that constitutes a portion of the "excess contribution" (hereinafter defined) for the Plan Year, plus earnings and less losses thereon for the Plan Year and the portion of the following year preceding the date of distribution (the "Gap Period"), until the Employee Contribution Percentage for the Highly Compensated Employees equals (by rounding up) the greater of (i) or
         (ii) of Section 5.3(a) as limited by Section 5.3(b), with all refunds from a Participant's Employee Voluntary Contribution Account to be charged first against Employee Voluntary Contributions for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary, charged against Employee Voluntary Contributions for the calendar year that includes the last day of the Plan Year. All refunds shall be distributed by the Trustee to the Highly Compensated Employees who have excess contributions, as determined under the following paragraph, within two and one-half
         (2 1/2) months after the close of the Plan Year in which such excess contributions arose, if administratively feasible, but in no event later than twelve (12) months after the close of such Plan Year.

         For purposes of this Section 5.3(c)(ii), "excess contribution" shall mean, with respect to any Plan Year, the excess of:

                          (i) The aggregate amount of Employee Voluntary Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over

                          (ii) The maximum amount of such Employee Voluntary Contributions permitted under the limitations of Sections 5.3(a) and 5.3(b) after taking into account the adjustments provided for in
         Section 5.3(c)(i).

         The excess contributions shall be determined using the following leveling method, by reducing the Employee Voluntary Contributions made on behalf of Highly Compensated Employees in order of the Employee Contribution Percentages beginning with the highest until the
         (i) limitations of Sections 5.3(a) and 5.3(b) are satisfied; or (ii) such Highly Compensated Employee's Employee Contribution Percentage equals the Employee Contribution Percentage of the Highly Compensated Employee with the next highest such percentage. This process shall be repeated until the Plan satisfies the limitations of Sections 5.3(a) and 5.3(b).

         The provisions of this Section 5.3(c)(ii) shall be applied after the provisions of Section 5.3(c)(i) and any reductions thereunder. Any distribution made pursuant to this Section 5.3(c)(ii) may be made notwithstanding any other provision of this Plan.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (iii)   Determination of Earnings and Losses. The
                                  ------------------------------------
         earnings or losses allocable to excess contributions shall be determined by multiplying income or loss) allocable to the Participant's Employee Voluntary Contribution Account for the applicable Plan Year by a fraction, the numerator of which is the excess contribution on behalf of the Participant for the applicable Plan Year and the denominator of which is the balance of the Participant's Employee Voluntary Contribution Account on the last day of the applicable Plan Year (prior to any refund of excess contributions).

                                  (A)      Determination of Income or Loss for
                                           -----------------------------------
                 the Gap Period. The income or loss for the period between the
                 --------------
                 end of the applicable Plan Year and the date of distribution of the excess contribution (the "gap period") shall be equal to the actual income or loss thereon during such period, or, if not readily ascertainable, ten percent (10%) of the income or loss determined under Section 5.3(c)(ii)(B) above, multiplied by the number of calendar months that have elapsed since the end of the applicable Plan Year. Distributions occurring on or before the 15th day of the month shall be treated as having been made on the last day of the preceding month, and distributions occurring after such 15th day shall be treated as having been made on the first day of the next month.

                                  (B)      Income Allocable to Excess
                                           --------------------------
                 Contributions. The income allocable to excess contributions,
                 -------------
                 for purposes of Sections 5.3(c)(ii)(B) and (C), shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether or not such appreciation has been realized.

                 (d)      Special Rules For Family Members.
                          --------------------------------

                          (i) If an eligible Highly Compensated Employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such Employee is either a five-percent (5%) owner or one
         (1) of the ten (10) most highly compensated employees, the combined Employee Contribution Percentage for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Employee Voluntary Contributions and Compensation of all the eligible family members.

                          (ii) The Employee Voluntary Contributions and Compensation of family members are disregarded for purposes of determining the Employee Contribution Percentage for both the group of Highly Compensated Employees and the group of Employees that are not Highly Compensated Employees, except to the extent taken into account under Section 5.3(d)(i) above.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                          (iii) If an Employee is required to be aggregated as a member of more than one (1) family group in the Plan, all Eligible Employees who are members of those family groups that include that Employee are aggregated as one family group in accordance with Sections 5.3(d)(i) and (ii).

                          (iv) The determination and correction of excess contributions of a Highly Compensated Employee whose Employee Contribution Percentage is determined under the family aggregation rules of this Section 5.3(d) is accomplished by reducing the Employee Contribution Percentage is reduced as required under Section 5.3(c) and allocating the excess contributions for the family unit among the family members in proportion to the Employee Voluntary Contributions of each family member that are combined to determine the Employee Contribution Percentage.

         5.4     Distribution of Excess Deferrals. If a Participant is required
                 --------------------------------
to include in his gross income for a calendar year elective deferrals (as defined in section 402(g)(3) of the Code) which exceed Seven Thousand Dollars ($7,000) (subject to cost-of-living adjustments pursuant to section 402(g)(5) of the Code), such amounts shall be treated as "excess deferrals" and shall be distributed to the Participant. If the Participant makes excess deferrals to one or more plans with respect to a calendar year, the Participant may allocate the excess deferrals among the plans to which such Excess Deferrals were made. Not later than the first March 1 following the close of the calendar year in which the Excess Deferrals were made, the Participant shall notify the Administrative Committee of whether and to what extent the Participant has allocated any of the Participant's excess deferrals to this Plan. If such allocation is made, the Administrative Committee shall distribute such excess deferrals allocated to this Plan, adjusted for any income or losses allocable to such amount (determined in accordance with the principles of Section 5.2(c)(ii)) for both the Plan Year in question and the portion of the following year immediately preceding the date of distribution (as determined in accordance with Section 5.2(c)(ii)) not later than the first April 15 following the calendar year in which the excess deferrals were made. The amount of excess deferrals to be distributed shall be reduced by any excess contributions previously distributed with respect to the Plan Year beginning with the calendar year. Any distribution of excess deferrals made pursuant to this
Section 5.4 may be made notwithstanding any other provision of this Plan.


____________________
End of Article V





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                   ARTICLE VI

                                  ALLOCATIONS
                                  -----------

         6.1     Participant's Accounts. The Administrative Committee shall
                 ----------------------
establish for each Participant an Employer Salary Reduction Contribution Account and an Employer Profit Sharing Contribution Account that will reflect the Participant's share of Employer contributions, if any, arising under the Plan, and the income, loss, appreciation, and depreciation attributable to such contributions. The Administrative Committee shall also establish an Employee Voluntary Contribution Account that will reflect the Participant's Employee Voluntary Contributions, if any, and the income, loss, appreciation, and depreciation attributable to such contributions. If a Participant or an Employee makes a Rollover Contribution to the Plan or otherwise transfers amounts to the Trustee pursuant to Section 4.8, a Rollover Account shall be established for the benefit of such party to which the Rollover Contribution or such other amounts shall be credited and to which the income, loss, appreciation, and depreciation attributable to such contribution shall be allocated. The Administrative Committee shall also establish a Qualified Affiliate Account to reflect amounts transferred on behalf of a Participant from the plan of a Qualified Affiliate pursuant to Section 3.5 and the income, loss, appreciation and depreciation attributable thereto.

         6.2     Separate Accounts - Break in Service. If a Participant incurs
                 ------------------------------------
five (5) consecutive Breaks in Service and subsequently reenters the Plan as a Re-Employed Employee prior to the time that he has received a distribution hereunder equal to one hundred percent (100%) of his Vested Accrued Benefit, determined as of the last day of the Plan Year in which he incurred the last of such five (5) consecutive Breaks in Service, the Administrative Committee shall maintain, or cause to be maintained, a separate Employer Contribution Account for the Participant's pre-Breaks in Service Accrued Benefit derived from Employer contributions and Forfeitures, and a separate Employer Contribution Account for his post-Breaks in Service Accrued Benefit derived from Employer contributions and Forfeitures unless the Participant's entire Accrued Benefit under the Plan is one hundred percent (100%) vested at the time he incurs the last of such five (5) consecutive Breaks in Service.

         6.3     Charging of Payments and Distributions. As of each Valuation
                 --------------------------------------
Date, all payments and distributions made under the Plan since the immediately preceding Valuation Date to or for the benefit of a Participant or his Beneficiary and any withdrawals by a Participant pursuant to Section 8.4 of the Plan or Section 8.5 and any insurance premium paid pursuant to Section 12.13 will be charged to the proper Account of such Participant unless previously charged.

         6.4     Allocation of Trust Fund Income, Gain and Losses. As of each
                 ------------------------------------------------
Valuation Date, prior to allocating Employer and Employee contributions for the Allocation Period ending with the Valuation Date that have not been previously allocated pursuant to Section 6.5, the Administrative Committee shall allocate the value of the Trust Fund to Participants' Accounts as follows:





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (a)      First, charge to the proper Accounts (other than the
                          -----
Accounts referred to in Section 6.4(b)) all payments, distributions, withdrawals, or amounts expended on insurance premiums pursuant to Section
12.13 since the last preceding Valuation Date that have not been charged previously, as provided in Section 6.3.

                 (b)      Next, as of each Valuation Date, prior to allocating
                          ----
Employer Salary Reduction Contributions for the Allocation Period ending with the Valuation Date that have not been previously allocated pursuant to Section 6.5(b), charge to the proper Employer Salary Reduction Contribution Accounts all payments, distributions, and withdrawals since the immediately preceding Valuation Date that have not been changed previously as provided in Section 6.3,

                 (c)      Next, determine an "Allocation Balance" (herein so
                          ----
called) for each Employer Salary Reduction Contribution Account and Employee Voluntary Contribution Account. The Allocation Balance for each such an Account shall be:

                          (i) The balance of each such Account as of the immediately preceding Valuation Date after all adjustments required as of such Valuation Date by Section 6.4(b) have been made, plus
                                                                  ----

                          (ii) One-half (1/2) of the Employer Salary Reduction Contributions or Employee Voluntary Contributions made to the Trust and allocable to such Account pursuant to Section 6.5(b) but that have not been previously allocated, minus
                                                  -----

                          (iii) All distributions from each such Account on or since the immediately preceding Valuation Date.

                 (d)      Next, apportion changes in the Adjusted Net Worth of
                          ----
the Trust Fund, or in the net fair market value of the particular investment fund or funds in which Participants' Accounts are invested, for the period ending on the most recent Valuation Date among the Accounts of Participants in the ratio that the balance credited to each of the Accounts of each Participant on the preceding Valuation Date (or the Allocation Balance in the case of a Participant's Employer Salary Reduction Contribution Account or Employee Voluntary Contribution Account) bears to the balances credited to all Accounts or Allocation Balances of all Participants so invested on such Valuation Date. The gain or loss with respect to a particular investment fund shall be allocated only among the Accounts which are invested in such fund, and only to the extent that such Accounts are so invested.

The Suspense Account, if any, shall not be adjusted to reflect any Trust earnings or losses.

         6.5     Allocation of Employer and Employee Contributions and
                 -----------------------------------------------------
Forfeitures. Subject to the limitations on Annual Additions under Section 6.11,
- -----------
as of each Valuation Date and for the appropriate Allocation Period immediately preceding the appropriate Valuation Date, the Administrative Committee shall allocate and credit Employee and Employer contributions and Forfeitures to and among the Accounts of Participants as follows:





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                 (a)      First, determine the aggregate limitation on Annual
                          -----
Additions under Section 6.11 for all Participants entitled to share in the allocation of Employer contributions for the Limitation year ending within the Plan Year. Then, allocate, in accordance with Section 7.8(b) and Section 8.9(c), to the Employer Profit Sharing Contribution Accounts of Participants whose non-Vested Accrued Benefits were forfeited in prior Plan Years but who have returned to Service within the time prescribed in Section 7.8(b), or who have made a claim for benefits pursuant to Section 8.9(c), such portion of the Forfeitures for the Plan Year that have arisen under Section 7.8(a) and such portion of the Employer contributions for the Plan Year as exceeds an amount equal to the Employer Salary Reduction Contributions for the Plan Year as is necessary to restore in accordance with Section 7.8(b) and Section 8.9(c) the non-vested portions of the Accrued Benefits of such Participants. No allocation of Employer contributions shall be made pursuant to the immediately preceding sentence unless the Forfeitures are insufficient to restore the specified benefits.

                 (b)      Second, allocate to each Participant's Employer
                          ------
Salary Reduction Contribution Account a portion of the total Employer Salary Reduction Contributions for such Allocation Period that equals the amount by which the Participant has elected, in accordance with Section 5.1, to defer a portion of his Considered Compensation during such Allocation period; provided that no amounts in excess of the amounts permitted in Section 6.11 shall be allocated to any Participant's Employer Salary Reduction Contribution Account.

                 (c)      Next, if Forfeitures for a Plan Year that have arisen
                          ----
under Section 7.8(a), minus such portion of such Forfeitures, if any, that have been allocated pursuant to Section 6.5(a), plus Employer Salary Reduction Contributions for the Limitation Year that have been allocated to Participants' Employer Salary Reduction Contribution Accounts pursuant to Section 6.5(b) exceed the aggregate limitation on Annual Additions under Section 6.11 for all Participants entitled to share in the allocation of Employer contributions for the Limitation Year ending within the Plan Year plus any amounts erroneously forfeited or allocated as described in Section 4.3(b), the amount by which such Forfeitures and Employer Salary Reduction Contributions exceed the aggregate limitation and the amounts described in Section 4.3(b) shall be credited and held unallocated in a Suspense Account until the next Valuation Date that coincides with the end of a Plan Year when such amounts shall be deemed to be Forfeitures arising under Section 7.8(a).

                 (d)      Next, each Participant who is in the Service of an
                          ----
Employer on the last day of the Plan Year or who terminated service during the Plan Year by reason of death, Total and Permanent Disability or retirement (within the meaning of Sections 7.1 and 7.2) who has not received a lump sum distribution of his benefits from the Plan, will be accorded one (1) point for each Year of Service within the meaning of Section 7.6 and one (1) point for each One Hundred Dollars ($100) of Considered Compensation for the Plan Year.

                 (e)      Next, each Employer's Employer Profit Sharing
                          ----
Contribution shall be allocated and credited among the Employer Profit Sharing Contribution Accounts of Participants employed during the Plan Year by such Employer in the ratio that the total points credited to each such Participant bears to the total points credited to all such Participants.





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                  (f)     Next, except as is provided in Section 6.5(h), below,
                          ----
Forfeitures shall be allocated and credited among the Employer Profit Sharing Contribution Accounts of Participants in the ratio that the total points credited to each Participant bears to the total points credited to all Participants, regardless of by whom employed. Notwithstanding the foregoing, any Forfeitures to be allocated and credited for a Plan Year in which an Employer first becomes an Employer will not be allocated to the Employer Profit Sharing Contribution Accounts of Participants employed by such Employer for that Plan Year.

                 (g)      Next, allocate to each Participant's Employee
                          ----
Voluntary Contribution Account an amount equal to the amount of Employee Voluntary Contributions that the Participant has elected, in accordance with Sections 4.2 and 5.1(b) to contribute to the Plan.

                 (h)      Notwithstanding the foregoing provisions of this
Section 6.5, no allocations of any kind shall be made to commissioned salespeople other than allocations of Employer Salary Reduction Contributions elected by such salespeople pursuant to Section 5.1(a). In addition, the allocations for any Participant shall not exceed the limits on Annual Additions determined pursuant to Section 6.11. If after the allocations provided for above in this Section 6.5 the amounts that would otherwise be allocated to a Participant's Accounts would exceed the amount determined under Section 6.11, the Participant's Employee Voluntary Contributions for the Limitation Year shall be distributed to the Participant to the extent necessary to comply with the limits on Annual Additions under Section 6.11, and if after a distribution of all such contributions the remaining amounts to be allocated would exceed the limitations on Annual Additions under Section 6.11, the excess shall not be allocated to the Participant but shall be allocated and re-allocated to the Accounts of other Participants in the manner prescribed in Section 6.5(f) until exhausted.

         6.6     Dates Contributions Considered Made. For purposes of this
                 -----------------------------------
Article VI, the Employer's contributions, other than Employer Salary Reduction Contributions, under the Plan for any Plan Year shall be considered to have been made on the last day of that year, regardless of when paid to the Trustee. A Rollover Contribution made during an Allocation Period shall be deemed made on the last day of the Allocation Period.

         6.7     Accrual of Benefits. The Administrative Committee shall
                 -------------------
determine a Participant's Accrued Benefit on the basis of the Limitation Year. In allocating Employer Profit Sharing Contributions to a Participant's Accounts, the Administrative Committee shall only take into account the Considered Compensation earned during that part of the Limitation Year the Employee is actually a Participant in the Plan.

         6.8     Valuation. Within a reasonable time after each Valuation Date,
                 ---------
the Trustee shall prepare or cause to be prepared a statement of the condition of the Trust Fund, or appropriate portion of the Trust Fund, setting forth all investments, receipts, and disbursements, and other transactions effected by it during the Allocation Period ending with such Valuation Date, and showing all the assets of the Trust Fund, or appropriate portion of the Trust Fund, and the cost and fair market value thereof. Such statements shall be delivered to the Administrative Committee. With respect to the last Valuation of the Plan Year the Administrative Committee shall then cause an annual report to be prepared





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
disclosing the status of each Participant's Accounts in the Trust. The Trustee's determination of the fair market value of the assets of the Trust Fund and the Administrative Committee's charges or credits to Accounts shall be final and conclusive on all persons ever interested hereunder, subject to the claims procedure in Section 11.9 hereof.

         6.9     Special Valuation. While it is contemplated that the Trust
                 -----------------
Fund will be valued by the Trustee and allocations made only as of the Valuation Dates, should it be necessary to make distributions under the provisions hereof, and the Administrative Committee, in good faith determines that, because of (a) an extraordinary change in general economic conditions,
(b) the occurrence of some casualty radically affecting the value of the Trust Fund or a substantial part thereof, or (c) an abnormal fluctuation in the value of the Trust Fund has occurred since the end of the preceding Allocation Period, the Administrative Committee may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust Fund or portion thereof to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Administrative Committee's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder, subject to the claims procedure in Section 11.9 hereof.

         6.10    Equitable Allocations. If the Administrative Committee
                 ---------------------
determines in making any valuation, allocation, or adding interest to any Account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce an equitable and nondiscriminatory allocation among the Accounts of the Participants, it may modify any procedure specified in the Plan for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan; provided, however, that any such modification shall not reduce the Participant's vested accrued benefits and shall be consistent with the provisions of sections 411(d)(6) and 401(a)(4) of the Code.

         6.11    Limitation on Annual Additions.
                 ------------------------------

                 (a)      General. Notwithstanding any other provision of the
                          -------
Plan, the Annual Addition to a Participant's Accounts for any Limitation Year may not exceed an amount equal to the lesser of:
                                      ------

                          (i) Thirty Thousand Dollars ($30,000) (or, if greater, one-fourth (1/4) of the dollar limitation in effect under section 415(b)(1)(A) of the Code) adjusted for the Limitation Year to take into account any cost-of-living increase adjustments, provided for that year under section 415(d) of the Code; or

                          (ii) Twenty-five percent (25%) of the Compensation of the Participant for the Limitation Year;

provided, however, that the percentage limitation described in Section 6.11(a)(ii) shall not apply to any contributions for post-retirement medical benefits treated as Annual Additions





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
under section 419A(f)(2) of the Code or any other amount treated as an Annual Addition under section 415(l)(1) or section 419A(d)(2) of the Code.

                 (b)      Additional Limitation - Related Plan. If a
                          ------------------------------------
Participant also participates in a Related Plan, any reductions required by section 415 of the Code shall be made first from such Related Plan if such Related Plan provides for the same, and, if not, the maximum amount allocable to a Participant's Accounts for the Limitation Year as specified in Section 6.11(a) shall be reduced by the amount of the Annual Addition made with respect to the Participant for the Limitation Year under any Related Plan.

                 (c)      Additional Limitation - Defined Benefit Plan. If a
                          --------------------------------------------
Participant also participates in one or more qualified defined benefit plans (as defined in section 414(i) of the Code) maintained by the Employer or any Related Employer, the maximum amount otherwise allocable to his Accounts under
Section 6.11(a) and Section 6.11(b) shall be reduced to the extent necessary to ensure that the sum of the "Defined Benefit Fraction" for the Limitation Year plus the "Defined Contribution Fraction" for the Limitation Year does not exceed one (1.0).

The Defined Benefit Fraction for a Limitation Year shall be a fraction:

                          (i) The numerator of which shall be the projected annual benefit of the Participant under such defined benefit plan or plans (determined as of the close of the year); and

                          (ii) The denominator of which shall be an amount equal to the lesser of:
                      ------

                                  (A)      The product of one and one-fourth
                 (1.25) multiplied by the dollar limitation in effect for such year under section 415(b)(1)(A) of the Code; or

                                  (B)      The product of one and four-tenths
                 (1.4) multiplied by the amount which may be taken into account for such year under section 415(b)(1)(B) of the Code with respect to such Participant.

Notwithstanding the above, if as of the first day of the first Limitation Year beginning after December 31, 1986, a Participant was a participant, in one or more defined benefit plans maintained by the Employer or a Related Company which were in existence on May 6, 1986, the denominator of the Defined Benefit Fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation year beginning on or before December 31, 1986, calculated as if the Participant had terminated employment on the last day of said Limitation Year. In calculating a Participant's benefits, the Administrative Committee shall disregard changes in the terms and conditions of such plans occurring on or after May 6, 1986, and cost-of-living adjustments occurring on or after May 6, 1986. The preceding two sentences shall only apply if the defined benefit plans individually and in the





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                                       46
aggregate satisfy the requirements of section 415 of the Code as in effect at the end of the 1986 Plan Year.

The Defined Contribution Fraction for a Limitation Year shall be a fraction:

                          (i) The numerator of which shall be the sum of the annual additions (as defined in section 415(c)(2) of the Code) to the Participant's accounts under all defined contribution plans maintained by the Employer or Related Employer as of the close of the Limitation Year; and

                          (ii) The denominator of which shall be the sum of the lesser of the following amounts determined for each such plan for the Limitation Year and for each prior year of service with the
         Employer:

                                  (A)      The product of one and one-fourth
                 (1.25) multiplied by the dollar limitation in effect for such year under section 415(c)(1)(A) of the Code (determined without regard to section 415(c)(6) of the Code); or

                                  (B)      The product of one and four-tenths
                 (1.4) multiplied by the amount that may be taken into account under section 415(c)(1)(B) of the Code with respect to such individual under the defined contribution plans for the Limitation Year.

If as of the end of the first day of the first Limitation Year beginning after December 31, 1986, a Participant was a participant in one or more defined contribution plans which were maintained by the Employer or a Related Company which were in existence on May 6, 1986, the numerator of the Defined Contribution Fraction shall be adjusted if the sum of such fraction and the Defined Benefit Fraction (referred to as the "Fractions") would otherwise exceed one (1) under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the Fractions over one (1) times (ii) the denominator of the Defined Contribution Fraction will be permanently subtracted from the numerator of the Defined Contribution Fraction. The adjustment is calculated using the Fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limitations under section 415 of the Code applicable to the first Limitation Year beginning on or after January 1, 1987.

Notwithstanding the foregoing, the provisions of Section 6.5(c) shall only apply if such defined benefit plan or plans do not provide for a reduction of benefits to ensure that the sum of the Defined Benefit Fraction for such Limitation Year and the Defined Contribution Fraction for such Limitation Year does not exceed one (1.0).





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                                       47

         6.12    Allocation Not Create Rights. No Participant shall acquire any
                 ----------------------------
right to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.


____________________
End of Article VI





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AND RETIREMENT PLAN

                                  ARTICLE VII

                  TERMINATION OF SERVICE - PARTICIPANT VESTING
                  --------------------------------------------

         7.1     Normal Retirement. When a Participant attains Normal
                 -----------------
Retirement Age his Accrued Benefit shall, to the extent it has not previously become fully vested, become fully vested. A Participant who, with the Employer's consent, remains in the employ of the Employer after attaining Normal Retirement Age shall continue to participate in the Plan until the date of his actual retirement. Upon termination of a Participant's employment for any reason on or after attaining Normal Retirement Age, the Administrative Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof.

         7.2     Early Retirement. A Participant may retire as of the first day
                 ----------------
of any Plan Year, after he has attained Early Retirement Age and may apply for an early retirement benefit in accordance with Section 12.9(b) hereof. Upon a Participant's Early Retirement under this Section 7.2, the Administrative Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof.

Any Participant who terminates employment after having completed fifteen (15) Years of Service and who is entitled to receive any Vested Accrued Benefit under the Plan may, upon attaining age fifty-five (55), apply for an early retirement benefit in accordance with Section 12.9(b) hereof, and, shall be eligible to receive an early retirement benefit at the time and in the manner specified in Article VIII.

         7.3     Disability. A Participant who becomes Totally and Permanently
                 ----------
Disabled shall have the full value of his Accrued Benefit paid to him at such times and in such manner as provided in Article VIII hereof.

         7.4     Death. Upon the death of a Participant, his Beneficiary shall
                 -----
be entitled to receive the full value of the deceased Participant's Accrued Benefit at such times and in such manner as provided in Article VIII hereof.

         7.5     Other Termination of Service. Except as is otherwise provided
                 ----------------------------
in Section 3.5(c) with respect to Qualified Affiliate Accounts, if a Participant's employment terminates prior to Normal Retirement Age for any reason other than early retirement, death, or Total and Permanent Disability, then the balance of such Participant's Employer Profit Sharing Contribution Account and Qualified Affiliate Account (after all adjustments required under the Plan as of that date have been made) will be determined and such Participant will be entitled to receive the percentage of the balance of such Employer Profit Sharing Contribution Account and Qualified Affiliate Account determined in accordance with the following adjustment procedure:

                 (a) First, the amount of the net credit balance in the Participant's Employer Profit Sharing Account and Qualified Affiliate Account shall be increased by an amount





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AND RETIREMENT PLAN
equal to the aggregate insurance contract premiums, if any, charged to such account since the date he last became a Participant;

                 (b) Next, the amount of the net credit balance in his Employer Profit Sharing Contribution Account and Qualified Affiliate Account, as adjusted under (a) of this Section 7.5, shall be multiplied by the applicable percentage, set forth below, based on his number of Years of Service within the meaning of Section 7.6:

               Years of Service-Vesting           Percent Vested
               ------------------------           --------------
                   Less than   2                         0%
                               2                        10%
                               3                        20%
                               4                        40%
                               5                        60%
                               6                        80%
                               7                       100%

                 (c) Next, the amount of the net credit balance in the Participant's Employer Profit Sharing Contribution Account and Qualified Affiliate Account adjusted under Section 7.5(b) shall be reduced by an amount equal to the unpaid balances of any loans (and accrued interest thereon) chargeable to his account; and

                 (d) Finally, the amount of the net credit balance in the Participant's Employer Profit Sharing Contribution Account and Qualified Affiliate Account after all such adjustments, will be reduced by the aggregate insurance contract premiums added to his account under Section 7.5(a) and the amount so determined shall be the amount distributable to him or for his benefit.

The amount computed in accordance with the foregoing provisions will become distributable to the Participant or for his benefit at such times and in such manner as provided in Article VIII hereof.

If a Participant is transferred from employment with the Employer to employment with a Subsidiary that is not an Employer, he will not be deemed to have terminated Service pursuant to this paragraph until his employment with all Employers and Subsidiaries terminates, but his account balances will be subject to the transfer provisions of Section 8.14.

A Participant shall be one hundred percent (100%) vested at all times in that portion of his Accrued Benefit attributable to his Employer Salary Reduction Contribution Account, Employee Voluntary Contribution Account, and, if applicable, Rollover Account.

         7.6     Years of Service - Vesting. For purposes of vesting under
                 --------------------------
Section 7.5, Year of Service shall mean, with respect to periods of time prior to the Effective Date, any "year of service" within the meaning of either
Section 2.3(b) of the Prior Plan or Section 7.6 of the Centex Construction Products Plan. With respect to periods of time after the Effective Date, Year of Service shall mean any Plan Year during which the Employee is continuously





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AND RETIREMENT PLAN
employed by the Employer or during which the Employee completes not less than One Thousand (1,000) Hours of Service with the Employer. In the case of an Employee who separates from Service and who resumes employment with the Employer, but not as a Re-Employed Employee, Years of Service, as defined in this Section 7.6, prior to his resumption of employment shall be disregarded. If a Participant has incurred five (5) consecutive Breaks in Service, Service after such Breaks in Service shall not increase the Participant's vested percentage in his Accrued Benefit derived from Employer contributions that accrued prior to such five (5) consecutive Breaks in Service. In addition, "years of service" within the meaning of Section 2.3(b) of the Prior Plan or
Section 7.6 of the Centex Construction Products Plan credited for Service performed prior to April 1, 1984, that were disregarded under the terms of such plans, shall continue to be disregarded for purposes of this Plan.

         7.7     Vesting After a Distribution Without a Break in Service. If a
                 -------------------------------------------------------
distribution of a Participant's Vested Accrued Benefit is made to a Participant at a time when the Participant has a Vested Accrued Benefit of less than one hundred percent (100%) in his Accounts attributable to Employer contributions and such Participant has not incurred a Break in Service prior to the time that the distribution is made, a separate Employer Profit Sharing Contribution Account and separate Qualified Affiliate Account shall be established to reflect at times following the distribution the Participant's Accrued Benefit attributable to Employer contributions prior to the distribution. At any given time after the distribution and prior to a Forfeiture, if any, of the amounts in such separate Accounts, the value of the Participant's Vested Accrued Benefit attributable to each of such separate Accounts shall be equal to an amount computed as follows:

                 (a) First, add the balance of such Accounts as of the given time after the distribution and the portion of the distribution allocable to such Account;

                 (b) Second, multiply the amount obtained in (a) by the Participant's vested percentage in such Account, determined in accordance with
Section 7.5 hereof; and

                 (c) Finally subtract the amount of the distribution added to the Account balance under subsection (a) above from the amount obtained in
(b).

         7.8     Forfeiture Occurs and Restoration of Non-Vested Accrued
                 -------------------------------------------------------
Benefit.
- -------

                 (a)      Forfeiture Occurs. A Participant shall permanently
                          -----------------
cease to be entitled to that part of his Employer Profit Sharing Contribution Account and Qualified Affiliate Account that is not part of his Vested Accrued Benefit on the last day of the Plan Year in which, (i) the Participant first incurs five (5) consecutive Breaks in Service as the result of the termination of his Service, or (ii) the Participant receives a distribution of his entire Vested Accrued Benefit, including the portion thereof derived from Employer contributions, as the result of his termination of Service. In the case of a Participant to whom Section 7.8(a)(ii) applies, such Participant shall receive a distribution of his entire Vested Accrued Benefit, including the portion thereof derived from Employer contributions, not later than the close of the second (2nd) Plan Year following the Participant's termination of Service. A Participant who has an Accrued Benefit but does not have a Vested Accrued Benefit shall





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                                       51
be deemed to be a Participant who has received a distribution of his entire Vested Accrued Benefit on the last day of the Plan Year in which he first incurs a Break in Service. The Administrative Committee shall determine a Participant's Accrued Benefit Forfeiture, if any, solely by reference to the vesting schedule of Section 7.5 except as provided in Section 3.5 with respect to the Qualified Affiliate Account. A Participant shall not forfeit any portion of his Accrued Benefit for any cause.

                 (b)      Restoration of Non-Vested Accrued Benefit. If an
                          -----------------------------------------
individual has incurred a Forfeiture pursuant to Section 7.8(a)(ii) but does not receive a distribution of his entire Vested Accrued Benefit, including the portion thereof derived from Employer contributions, prior to incurring five
(5) consecutive Breaks in Service, such individual's Forfeiture shall be restored and his Accrued Benefit rendered whole as of the Valuation Date that coincides with the close of such second (2nd) Plan Year. If an individual who was formerly a Participant has incurred a Forfeiture of his non-Vested Accrued Benefit in accordance with Section 7.8(a)(ii) and has received a distribution of his entire Vested Accrued Benefit not later than the close of the second
(2nd) Plan Year following his termination of Service, and such individual returns to the Service of the Employer prior to incurring five (5) consecutive Breaks in Service, such individual's forfeited non-Vested Accrued Benefit shall be restored and credited to an Employer Contribution Account, hereinafter called the "Restoration Account," if the Participant repays to the Plan the full amount of the distribution prior to the earlier of:
                                             -------

                          (i) The last day of the Plan Year in which the Participant incurs five (5) consecutive Breaks in Service; or

                          (ii)    Five (5) years after the date of the
         Participant's reemployment with the Employer (provided that the Participant must be an Employee at the time of repayment).

In the case of an individual who was formerly a Participant, who terminated Service with an Accrued Benefit but without a Vested Accrued Benefit, and whose non-Vested Accrued Benefit became a Forfeiture due to a deemed distribution under Section 7.8(a), such individual shall be deemed to repay his deemed distribution on the Valuation Date that coincides with or immediately follows his reemployment by the Employer or a Related Employer, provided that such individual is an Employee or an employee of a Related Employer on such Valuation Date. As of the Valuation Date that immediately follows a Participant's revocation of consent or repayment, and prior to any allocation of (i) the Trust Fund pursuant to Section 6.4, (ii) Forfeitures pursuant to
Section 6.5, or (iii) Employer contributions pursuant to Section 6.5, there shall be allocated to the Participant's Employer Profit Sharing Contribution Account or Restoration Account, as appropriate, an amount (the "Restoration Amount") of the Trust Fund equal to the amount of his previously forfeited non-Vested Accrued Benefit.

The Restoration Amount shall be credited first against Forfeitures arising for the Plan Year, and if such Forfeitures are not sufficient to satisfy the Restoration Amount in full, the Restoration Amount shall be further credited against Trust Fund income and gain for the





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AND RETIREMENT PLAN

Plan Year, and if the Restoration Amount thereafter still remains unsatisfied in full, the remainder of such amount shall be satisfied out of Employer contributions for the Plan Year, which contributions shall be supplemented for the Plan Year by an amount equal to such remainder. The Restoration Amount shall not be deemed an Annual Addition or portion thereof for any Limitation Year. In addition, the Employer may and, if necessary, shall make an Employer contribution for the purpose of restoring a Participant's previously forfeited non-Vested Accrued Benefit even though the Employer has no profits. The Administrative Committee shall give timely notice to any rehired Employee, if such Employee is eligible to make a repayment, of his right to make such repayment before the expiration of the periods or the occurrence of the events specified above, and such notice shall also include an explanation of the consequences of not making such repayment.


____________________
End of Article VII





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                  ARTICLE VIII

                    TIME AND METHOD OF PAYMENT OF BENEFITS,
                    ---------------------------------------
               WITHDRAWALS OF BENEFITS, AND LOANS TO PARTICIPANTS
               --------------------------------------------------

         8.1     Time of Payment.
                 ---------------

                 (a)      Normal Retirement. In the event of normal retirement,
                          -----------------
within the meaning of Section 7.1 hereof, payment of a Participant's Accrued Benefit shall be made not later than one hundred eighty (180) days after the Valuation Date that coincides with or immediately follows the Participant's termination of Service, provided the Participant has filed a claim therefor in accordance with Section 12.9(a) hereof. A Participant who continues in the Service of the Employer after his Normal Retirement Age may elect to defer the payment of his Accrued Benefit until the earlier of his termination of Service with the Employer or his Required Commencement Date. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date that immediately precedes the date payment of the Participant's Accrued Benefit is to begin.

                 (b)      Early Retirement. Except as is otherwise provided in
                          ----------------
Section 8.12, in the event of early retirement, within the meaning of Section 7.2, payment of a Participant's Accrued Benefit shall be made not later than one hundred eighty (180) days after the Valuation Date that coincides with or immediately follows the Participant's termination of Service. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date that immediately precedes the date payment of the Participant's Accrued Benefit is to begin.

                 (c)      Death or Disability. Except as is otherwise provided
                          -------------------
in Section 8.12, in the event of a Participant's Total and Permanent Disability or death, payment of the Participant's Accrued Benefit shall commence no later than one hundred eighty (180) days after the Valuation Date that coincides with or immediately follows (i) determination by the Administrative Committee that Total and Permanent Disability exists or (ii) receipt by the Administrative Committee of proof of the Participant's death. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date that immediately precedes the date payment of the Participant's Accrued Benefit is to begin.

                 (d)      Other Termination of Service. Except as is otherwise
                          ----------------------------
provided in Section 8.12, upon a Participant's termination of Service for any reason other than retirement, Total and Permanent Disability or death, payment of the Participant's Vested Accrued Benefit shall be made no later than one hundred eighty (180) days after the Valuation Date that coincides with or immediately follows the Participant's termination of Service. The value of the Participant's Vested Accrued Benefit shall be determined as of the Valuation Date that immediately precedes the date payment of the Participant's Vested Accrued Benefit is to begin.

                 (e)      Limitation on Time of Payment. Notwithstanding any
                          -----------------------------
provision contained herein to the contrary, in the case of a Participant who has filed a claim for





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                                       54
benefits in accordance with Section 12.9 hereof, unless the Participant otherwise directs, the Trustee shall make payment of the Participant's Vested Accrued Benefit not later than sixty (60) days after the latest of the following events occurs:

                          (i) The end of the Plan Year in which the Participant attains Normal Retirement Age;

                          (ii) The end of the Plan Year in which such Participant terminates employment with the Employer; or

                          (iii) The 10th anniversary of the year in which the Participant commenced participation in the Plan.

A Participant may elect to defer the payment of his benefits beyond the dates specified above by submitting a written statement to the Administrative Committee describing his benefit and the date on which the payment of such benefits shall be made, at the time and in the manner prescribed by the Administrative Committee.

Notwithstanding the provisions above to the contrary, the Vested Accrued Benefit of each Participant (i) shall be distributed to such Participant in full not later than the Required Commencement Date or (ii) shall begin to be distributed not later than the Required Commencement Date in accordance with regulations over the life of such Participant or over the lives of such Participant and his Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary). If distributions under the Plan have commenced with respect to a Participant and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as such interest would have been distributed to him, commencing not later than the Required Commencement Date, under the method of distribution in effect under the immediately preceding sentence at the Participant's death. If the Participant dies before the distribution of his interest has commenced in accordance with item (ii) of the second sentence of this paragraph, or if distribution of the Participant's interest has commenced but the Participant dies prior to his Required Commencement Date, the entire interest of the Participant shall be distributed within five (5) years after the death of the Participant; provided, however, if any portion of the Participant's interest is payable to or for the benefit of a Beneficiary and such portion of the Participant's undistributed interest will be distributed in accordance with regulations over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary and such distributions commence not later than one (1) year after the date of the Participant's death (or such later date as the Secretary of Treasury may by regulation prescribe), the deceased Participant's interest shall be distributed in accordance with the method of payment under which the interest will be distributed over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary.

Notwithstanding the foregoing, if the Beneficiary is the surviving spouse of the Participant, the deceased Participant's interest shall be distributed to such surviving spouse on or before the date on which the Participant would have attained age seventy and one-half (70 1/2);





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                                       55
provided, further, that if the surviving spouse dies before the distributions to such spouse commence, the distribution of the interest of the deceased Participant shall begin on or before a date determined as if the surviving spouse were the Participant. For purposes of this Section 8.1(e), except in the case of a life annuity, the life expectancy of the Participant and his spouse may be redetermined but not more frequently than annually. In addition, pursuant to regulations prescribed by the Secretary of the Treasury, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse of the Participant if such amount will become payable to the surviving spouse upon such child's attainment of majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury). For the purposes of this paragraph, the term "Beneficiary" shall only include individuals. Notwithstanding the foregoing provisions of this paragraph, nothing in this paragraph shall permit any Participant to elect any form of distribution not otherwise expressly permitted under this Plan; but rather, the Administrative Committee may at any time modify any form of distribution elected by a Participant or Beneficiary to ensure compliance with this paragraph.

Notwithstanding any other provision herein to the contrary, distributions hereunder will be made in accordance with the minimum distribution and incidental benefit requirements of section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder, including Treasury Regulation section 1.401(a)(9)-2, and any Internal Revenue Service rulings, announcements or notices promulgated under section 401(a)(9) of the Code, including any grandfather or transitional rules thereunder. Furthermore, any provisions contained herein which reflect section 401(a)(9) of the Code shall override any distribution options in the Plan inconsistent with section 401(a)(9) of the Code.

         8.2     Method of Payment.
                 -----------------

                 (a)      General. After all required accounting adjustments,
                          -------
the Trustee, in accordance with the direction of the Administrative Committee, shall make payment of the Participant's Vested Accrued Benefit under one (1) or all of the following methods, as elected by the Participant or Beneficiary:

                          (i)     Payment in a lump sum. (Any amounts
         distributable to or for the benefit of a Participant under Section 7.5 shall be paid by payment of cash in a lump sum).

                          (ii) Payment in a series of substantially equal quarterly or more frequent installments (which quarterly installments shall not be less than $150.00) over a reasonable period of time not exceeding the lesser of twenty (20) years or the normal life expectancy of the payee, determined in accordance with actuarial tables adopted by the Administrative Committee for this purpose and subject to the provisions of Section 8.2(b).

                          (iii) Effective for distributions made prior to December 31, 1992, as a direct rollover to another plan which meets the requirements of section 401(a) of the Code. Effective for distributions made on and after January 1, 1993, by payment





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AND RETIREMENT PLAN
         as a direct rollover to an Eligible Retirement Plan, provided that such payment qualifies for a direct rollover pursuant to section 401(a)(31) of the Code. In implementing a Participant's or Beneficiary's election with respect to this Section 8.2(a)(iii), the Employer, the Administrative Committee and the Trustee shall not be responsible for ascertaining whether a transferee plan, trust, or individual retirement account or annuity satisfies the applicable provisions of the Code, and the written request of the Participant or Beneficiary shall constitute a certification that the plan, trust, or individual retirement account or annuity satisfies such requirements and accepts such rollover.

                 (b)      Installment Payments. Except as otherwise provided
                          --------------------
below, in the event payments to or for the benefit of a Participant are to be made in installments under this Section 8.2(b), the balance in such Participant's Accounts, after all adjustments under this Plan, will be transferred to a Separate Fixed Income Account or accounts to be established and maintained for the Participant's Benefit. Each such Separate Fixed Income Account shall be established in the name of the Trustee for the benefit of the Participant for whom such account is established and shall constitute the Participant's sole interest in the Plan. Interest or earnings on each such separate account shall be credited directly to such account and any payments or distributions made to or for the benefit of a Participant shall be charged directly or such account and such will not be adjusted under Section 6.4. Notwithstanding the foregoing, a Participant may elect at such time and in such manner as the Administrative Committee deems appropriate to have his Accounts continue to be adjusted under the provisions of Section 6.4 without application of the provisions of this Section 8.2(b). A Participant, by written notice filed with the Administrative Committee during the thirty-one (31) day period ending on the first day of a Plan Year, may elect to change the frequency and amount of installments payable to such participant provided that such payments are consistent with this paragraph.

         8.3     Deferral of Payments in the Case of Non-Employee and
                 ----------------------------------------------------
Non-Eligible Employee Participants. If a Participant's Accounts are retained in
- ----------------------------------
the Trust after the date on which he ceases to be an Employee or an Eligible Employee, such Accounts shall continue to be treated as a part of the Trust Fund. The Accounts of such a non-Employee and non-Eligible Employee Participant will be credited (or debited) with their share of the net income (or loss) attributable to the investments of such Accounts but shall not be credited with any further (i) Employer contributions or Forfeitures, or (ii) Participant contributions.

         8.4     Withdrawal of Employee Voluntary Contribution Account,
                 ------------------------------------------------------
Employer Salary Reduction Contribution Account, and Rollover Account Balances.
- -----------------------------------------------------------------------------

                 (a)      Employee Voluntary Contribution Account. A
                          ---------------------------------------
Participant, by written notice filed with the Administrative Committee at least thirty-one (31) days in advance of the first day of any calendar quarter, may elect, effective as of the first day of such calendar quarter, to withdraw all or any portion of his Employee Voluntary Contributions. The Administrative Committee shall distribute such amounts to the Participant within a reasonable period of time after the end of the preceding calendar quarter. Upon making





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                                       57
such a withdrawal, a Participant shall be ineligible to make further Employee Voluntary Contributions to the Plan for a period of one (1) year following the effective date of the withdrawal.

                 (b)      Employer Salary Reduction Contribution Account. A
                          ----------------------------------------------
Participant may withdraw the amounts credited to his Employer Salary Reduction Account while he is actively employed, if he is at least age fifty-nine and one-half (59 1/2), or receives the approval of the Administrative Committee because of extreme financial hardship as provided in this Section 8.4(b). In the case of attainment of age fifty-nine and one-half (59 1/2), a Participant, by written notice filed with the Administrative Committee, may elect to withdraw all or any portion of the balance of the Participant's Employer Salary Reduction Contribution Account as of such date (but not in excess of such account balance). The Administrative Committee shall distribute such amounts to the Participant within a reasonable period of time after such date. In the case of extreme financial hardship, a Participant, by written notice filed with the Administrative Committee, may make application to the Administrative Committee at any time to withdraw amounts credited to his Employer Salary Reduction Contribution Account, to take effect as soon as administratively feasible (but not including earnings on such Participant's Employer Salary Reduction Contributions and not in excess of such account balance, determined as of such date). Application for withdrawal of Employer Salary Reduction Contribution Account balances shall be reviewed by the Administrative Committee and approved only in cases of "extreme financial hardship" (as defined below) on the part of the Participant.

"Extreme financial hardship" means the immediate and heavy financial needs on the Participant as a result of the following:

                          (i) The payment of expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code);

                          (ii) Amounts necessary for the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code) to obtain medical care described in section 213(d) of the Code;

                          (iii)   The payment of tuition and related
         educational fees for the next twelve (12) months post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in section 152 of the Code);

                          (iv) The payment of costs directly related to purchase of a principal residence for the Participant (excluding mortgage payments);

                          (v) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; or





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                                       58

                          (vi) Any other event described by the Internal Revenue Service to be deemed to be a heavy and financial need.

A distribution based upon financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The determination of an extreme financial hardship and the amount necessary to meet the need created by the hardship shall be made by the Administrative Committee in a nondiscriminatory manner, in accordance with rules uniformly applied to all Participants similarly situated.

An amount shall be considered necessary to satisfy the Participant's immediate and heavy financial need only if the Administrative Committee determines that the need cannot be relieved by any of the following:

                          (i) Reimbursement or compensation by insurance or otherwise;

                          (ii) Reasonable liquidation of the Participant's assets, including assets of the Participant's spouse and minor children that are reasonably available to the Participant, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                          (iii)   Cessation of Participant contributions; or

                          (iv) A non-taxable loan from the Participant's Accounts pursuant to Section 8.13 or a loan from a commercial source on reasonable commercial terms.

At the request of a Participant, the amount of such Participant's Hardship Withdrawal shall include the amount of federal tax and penalties which will be payable with respect to such Hardship Withdrawal, determined on a fully grossed up basis. A Participant withdrawing amounts pursuant to this Section 8.4 shall be prohibited from making elective contributions and employee contributions to all plans (as defined in Treas. Reg. 1.401(k)-1(d)(2)(iii)(B)(4)) maintained by an Employer for a period of twelve (12) months following such withdrawal.

                 (c)      Rollover Account. As of any Valuation Date, after all
                          ----------------
required adjustments have been made, a Participant may withdraw an amount not in excess of the balance in his Rollover Account by filing a written request to do so with the Administrative Committee at least thirty (30) days in advance of the Valuation Date. The actual payment of the amount to be withdrawn shall occur within ninety (90) days following such Valuation Date.

A Participant shall not be permitted to recontribute to or redeposit in his Accounts any portion of the amounts withdrawn pursuant to this Section 8.4.





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                                       59

         8.5     Withdrawal of Employer Profit Sharing Contributions.
                 ---------------------------------------------------

                 (a)      Withdrawal Election. While it is the primary purpose
                          -------------------
of the Plan to accumulate funds for the use of Participants when they retire, it is recognized that under certain circumstances it would be in the interests of Participants to make Plan funds available to them while they continue in the Service of the Employer. Accordingly, a Participant, by written notice filed with the Administrative Committee at least thirty (30) days in advance of the first day of the following Plan Year, may elect to withdraw a portion of the balance of his Employer Profit Sharing Contribution Account (as well as any contributions specified under Section 8.4 of this Plan) as of the first day of such following Plan Year, in accordance with the following provisions:

                          (i) A Participant who has completed less than eleven (11) Years of Service (within the meaning of Section 7.6), may not withdraw any amounts then credited to his Employer Profit Sharing Contribution Account.

                          (ii) Subject to subparagraphs (iv) and (v) below, a Participant who has completed (11) eleven or more Years of Service (within the meaning of Section 7.6) but less than sixteen (16) Years of Service (within the meaning of Section 7.6) may elect to withdraw an amount not greater than fifteen percent (15%) of his Employer Profit Sharing Contribution Account balance, determined as of the Valuation Date occurring on the last day of the Plan Year during which he gave notice of withdrawal, less an amount equal to the sum of all of his prior withdrawals.

                          (iii) Subject to subparagraphs (iv) and (v) below, a Participant who has completed sixteen (16) Years of Service (within the meaning of Section 7.8) or more, may elect to withdraw an amount not greater than thirty percent (30%) of his Employer Profit Sharing Contribution Account balance, determined as of the Valuation Date occurring on the last day of the Plan Year during which he gave notice of withdrawal, less an amount equal to the sum of all of his prior withdrawals.

                          (iv)    No withdrawal may be made under this Section
         8.5 which would result in reducing a Participant's Employer Profit Sharing Contribution Account balance to less than an amount equal to the Employer contributions and Forfeitures credited to the Participant's Employer Profit Sharing Contribution Account in the twenty-four (24) month period immediately preceding the first day of the Plan Year as of which such withdrawal is effective and payable.

                          (v)     No withdrawal may be made under this Section
         8.5 by a Participant to whom a loan has been made under Section 8.13, if as a result of such withdrawal the outstanding balance due (including accrued interest thereon) on such loan would exceed the vested amount of the Participant's Employer Profit Sharing Contribution Account balance as of the Valuation Date immediately preceding the first day of the Plan Year as of which such withdrawal is effective and payable.





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
Payments of any amounts withdrawn pursuant to an election made under this
Section 8.5 will be made to the Participant as soon as practicable after the first day of the Plan Year as of which such election is effective. A Participant shall not be permitted to recontribute to or redeposit in his Accounts any portion of the amounts withdrawn pursuant to this Section 8.5.

                 (b)      Withdrawal Accounting. Any withdrawals will be
                          ---------------------
charged to the Participant's Employer Profit Sharing Contribution Account as provided in Section 6.3.

         8.6     Payment in the Event of Legal Disability. Payments to any
                 ----------------------------------------
Participant or Beneficiary shall be made to the recipient entitled thereto in person or upon his personal receipt, in form satisfactory to the Administrative Committee, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Administrative Committee, shall otherwise be unable to apply such payment in furtherance of his own interest and advantage. The Administrative Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one
(1) or more of the following ways:

                 (a)      To such person directly; or

                 (b) To the court appointed guardian of his person or his estate; or

                 (c) To a custodian appointed for such person under any applicable Uniform Gifts to Minors Act.

The decision of the Administrative Committee, in each case, will be final, binding, and conclusive upon all persons ever interested hereunder. The Administrative Committee shall not be obliged to see to the proper application or expenditure of any payment so made. Any payment made pursuant to the power herein conferred upon the Administrative Committee shall operate as a complete discharge of all obligations of the Trustee and the Administrative Committee, to the extent of the distributions so made.

         8.7     Accounts Charged. The Administrative Committee shall charge
                 ----------------
all distributions made to a Participant or to his Beneficiary from his Accounts against the Accounts of the Participant when made.

         8.8     Payments Only from Trust Fund. All benefits of the Plan shall
                 -----------------------------
be payable solely from the Trust Fund and neither the Employer, Administrative Committee, nor Trustee shall have any liability or responsibility therefor except as expressly provided herein.

         8.9     Unclaimed Account Procedure. None of the Trustee, the
                 ---------------------------
Administrative Committee or the Employer shall be obliged to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Administrative Committee, by certified or registered mail addressed to his last known address of record with the Administrative Committee or the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this
Section 8.9. If the Participant fails to claim his benefits or make his whereabouts known in writing to the





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AND RETIREMENT PLAN

Administrative Committee within a reasonable period of time and the Administrative Committee does not know the whereabouts of the Participant or his Beneficiary, the Administrative Committee shall then notify the Social Security Administration of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Administrative Committee shall request the Social Security Administration to notify the Participant (or Beneficiary) pursuant to the procedures it has established for this purpose.

If the Participant or Beneficiary fails to claim his benefits or make his whereabouts known in writing to the Administrative Committee within three (3) calendar years after the date of notification, the benefits under the Plan of the Participant or Beneficiary will be disposed of as follows:

                 (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary then is known to the Administrative Committee, distribution will be made to the Beneficiary.

                 (b) If the whereabouts of the Participant and his Beneficiary then is unknown to the Administrative Committee, but the whereabouts of one or more relatives by adoption, blood, or marriage of the Participant is known to the Administrative Committee, the Administrative Committee shall direct the Trustee to distribute the Participant's benefits to any one or more of such relatives and in such proportions as the Administrative Committee determines.

                 (c) If payment of a Participant's benefit cannot be made pursuant to (a) or (b) above, then such benefits shall be treated as a Forfeiture; provided, however, that, if such Participant shall thereafter claim the right to receive such benefits, the Administrative Committee shall pay such benefits to such Participant out of Forfeitures arising in the year of such claim and Employer contributions pursuant to Section 6.5(a), prior to allocating such amounts to other Plan Accounts.

Prior to the forfeiture, if any, the Administrative Committee shall direct the Trustee to hold the Participant's benefits in a segregated account invested in U.S. Government obligations, Certificates of Deposit, or other obligations providing a stated rate of return. The segregated Account shall be entitled to all income it earns and shall bear all expense or loss it incurs. Any payment made pursuant to the power herein conferred upon the Administrative Committee shall operate as a complete discharge of all obligations of the Trustee and the Administrative Committee, to the extent of the distributions so made.

         8.10    Special Limitations on Form of Benefits Distribution.
                 ----------------------------------------------------
Notwithstanding any provision of this Plan to the contrary, (a) a Participant may not elect that his Vested Accrued Benefit be paid in the form of a life annuity and (b) except as is provided in the immediately following sentence, upon a Participant's death prior to the payment in full of such Participant's Vested Accrued Benefit, the Participant's Vested Accrued Benefit, or portion thereof not paid as of the Participant's death, shall be paid in full to the Participant's surviving spouse. Payment of a deceased Participant's Vested Accrued Benefit shall not be paid in accordance with the immediately preceding sentence, but shall be paid in accordance





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AND RETIREMENT PLAN
with the Participant's election under the Plan if there is no spouse surviving the Participant or if the surviving spouse consents in the manner required in the immediately following sentence to payment of the Participant's Vested Accrued Benefit to a designated Beneficiary other than the Participant's spouse. A Participant's spouse may consent to the naming of a designated Beneficiary other than the spouse to receive the Participant's Vested Accrued Benefit, or portion thereof not distributed on the date of the Participant's death, such consent to acknowledge the effect of the election and be witnessed by a member of the Administrative Committee or a notary public. Consent of the Participant's spouse shall not be required if the spouse cannot be located or under such other circumstances as the Secretary of Treasury may by regulations prescribe.

         8.11    Qualified Domestic Relations Orders. During any period in
                 -----------------------------------
which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined (by the Administrative Committee, by a court of competent jurisdiction, or otherwise), the Administrative Committee shall direct the Trustee to segregate in a separate account or in an escrow account the amount that would have been payable to the Alternate Payee during such period if the Domestic Relations Order is determined to be a Qualified Domestic Relations Order. If within eighteen (18) months the Domestic Relations Order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Administrative Committee directs the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance held in the escrow account, as applicable, to the person or persons entitled thereto. If within eighteen (18) months it is determined that the order is not a Qualified Domestic Relations Order or the issue as to whether such Domestic Relations Order is a Qualified Domestic Relations Order is not resolved, the Administrative Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance of the escrow account, as applicable, to the person or persons who would have been entitled to such amounts if there had been no Domestic Relations Order. Any determination that a Domestic Relations Order is a Qualified Domestic Relations Order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

The Administrative Committee shall establish reasonable procedures for determining whether a Domestic Relations Order is a Qualified Domestic Relations Order and to administer distributions under Qualified Domestic Relations Orders. When the Plan receives a Domestic Relations Order the Administrative Committee shall promptly notify the appropriate Participant and any other Alternate Payee of the receipt of such order and the Administrative Committee's procedures for determining whether such order is a Qualified Domestic Relations Order. The Administrative Committee shall determine whether a Domestic Relations Order is a Qualified Domestic Relations Order within a reasonable period after receipt of such order, and shall within a reasonable time after such determination notify the Participant and each Alternate Payee of such determination.

         8.12    Cash Outs and Special Limitation on Involuntary Payment of
                 ----------------------------------------------------------
Benefits.
- --------
                 (a)      Cash Out of Vested Accrued Benefit. Notwithstanding
                          ----------------------------------
the foregoing provisions of this Article VIII, if upon termination of a Participant's Service the value of the





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AND RETIREMENT PLAN

Participant's Vested Accrued Benefit, determined as of the Valuation Date immediately preceding the Participant's termination of Service, does not exceed Three Thousand Five Hundred Dollars ($3,500), the Administrative Committee shall direct the Trustee to (i) distribute the value of the Participant's Vested Accrued Benefit to the Participant or the Participant's Beneficiary in a lump sum cash payment or, (ii) with respect to distributions made on or after January 1, 1993, if the Participant or Beneficiary so elects, rollover such amount to an Eligible Retirement Plan, such distribution or rollover to occur at any time prior to a Valuation Date upon which the value of such Accrued Benefit exceeds Three Thousand Five Hundred Dollars ($3,500).

                 (b)      Limitations on the Involuntary Payment of Vested
                          ------------------------------------------------
Accrued Benefit. If a Participant terminates Service for any reason other than
- ---------------
death prior to the date the Participant attains Normal Retirement Age, the Participant (and his spouse if he is married) does not consent to the commencement of payment of his Vested Accrued Benefit prior to such date, and the value of the Participants's Vested Accrued Benefit as of a proposed distribution date after such termination of Service exceeds Three Thousand Five Hundred Dollars ($3,500), the Administrative Committee shall direct the Trustee to retain the value of the Participant's Vested Accrued Benefit in the Trust Fund until the earlier of the date that the Participant requests the Administrative Committee to distribute such benefit in a lump sum or as a direct rollover (at which time such benefit shall be so distributed) or the date the Participant attains Normal Retirement Age, when the value of such Vested Accrued Benefit shall be distributed in accordance with Section 8.2. Until distribution, the Participant's Accounts shall be administered in accordance with Section 8.3. The restrictions on the time of distribution of a Participant's Vested Accrued Benefit set forth above in this Section 8.12(b) shall not apply after the Participant's death or if the Participant's Vested Accrued Benefit does not exceed Three Thousand Five Hundred Dollars ($3,500).

Notwithstanding the foregoing provisions of this Section 8.12, a Participant who has terminated Service as provided above in this Section 8.12 and satisfied the Service requirements for early retirement specified in Section 7.2, shall, upon attaining the age specified in Section 7.2, become eligible for a distribution of his Vested Accrued Benefit as if the Participant were eligible for early retirement, within the meaning of Section 7.2.

         8.13    Loans to Participants.
                 ---------------------

                 (a)      Loans to Participants: Basic Terms and Limits. Within
                          ---------------------------------------------
the following limits, the Administrative Committee may, in its sole discretion, authorize the Trustee to make loans to any active Participant or to any Alternate Payee of up to fifty percent (50%) of the vested portion of his Employer Salary Reduction Contribution Account and of up to fifty percent (50%) of the vested portion of his Accounts other than his Employer Salary Reduction Account; provided, however, that no loan, when taken together with the outstanding balance of all other Plan loans, shall exceed the greater of
                                                              -------

                          (i)     Ten Thousand Dollars ($10,000) or





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AND RETIREMENT PLAN

                          (ii)    The lesser of (a) Fifty Thousand Dollars
                                      ------
         ($50,000) (as adjusted pursuant to section 72(p)(2)(A)(i) of the Code) or (b) one-half (1/2) of the value of the Participant's or Alternate Payee's vested portion of his Accounts.

The limitation on the amount of any loan which may be made from this Plan shall include in computing such limitation loans made from any plan with which the Plan must be included for purposes of sections 414(b), (c) and (m) of the Code.

Such loans may be made from the Trust Fund to a Participant or Alternate Payee to enable the Participant or Alternate Payee to meet any (i) extraordinary expenses incurred on account of accident, sickness, or disability, (ii) unreimbursed medical expenses, (iii) educational expenses, (iv) expenses for the purchase of a primary residence for the Participant or Alternate Payee, (v) expenses arising from necessary and basic home improvements to the Participant's or Alternate Payee's primary residence, or (vi) funeral expenses for a member of the Participant's or Alternate Payee's family.

Loans shall be a directed investment of, and charged against the Accounts of the Participant or Alternate Payee, first from the Employer Salary Reduction Account, if sufficient, and if the Employer Salary Reduction Account is not sufficient to satisfy the amount of the loan, then pro rata from the Employer Profit Sharing Account, Qualified Affiliate Account, and Rollover Account. In addition, no loan shall be made from a Participant's Employer Salary Reduction Contribution Account unless the Participant satisfies the requirements of section 401(k)(2)(B) of the Code, and any Treasury Regulations promulgated thereunder, with respect to hardship. All loans to Participants or to Alternate Payees shall by their terms be repaid within five (5) years from the dates on which they are made. There need be, however, no five (5) year limit to any loan that is used to acquire the primary residence for the Participant or Alternate Payee; provided that, such loan must be repayable within a reasonable period of time. The reasonableness of the time specified in the preceding sentence shall be determined on the date the loan is made. Notwithstanding the above, all loans shall be accelerated and immediately due in full upon a Participant's termination of Service. The minimum amount of a loan, if any, shall be determined from time to time by the Administrative Committee on a basis uniformly applied to all Participants. All loans shall be made at an interest rate equal to the prime rate of interest of the bank serving as Trustee plus one percent (1%), or if such rate is not a reasonable rate, then at a reasonable rate and shall be adequately secured. All loans shall be made on the basis of substantially level amortization over the term of the loan, with payments due not less frequently than quarterly. A loan made pursuant to this Section 8.13 shall be in default if the Participant fails to make any scheduled repayment.

Loans, if made hereunder, shall be made available to all Participants on a uniform and nondiscriminatory basis. No loan shall be made to a Participant unless the Participant and, if the Participant is married, the then spouse of the Participant consent within ninety (90) days prior to the making of the loan and in writing to both the making of the loan and to the set off of the Participant's Accrued Benefit upon default under the loan. For purposes of this
Section 8.13(a), any renegotiation, extension, renewal, or other revision of a loan shall





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
be treated as a new loan made on the date of the renegotiation, extension, renewal, or other revision.

                 (b)      Instruments and Security for Loans. Each loan
                          ----------------------------------
hereunder shall be evidenced by a promissory note and secured by a security agreement, mortgage, deed of trust, or such other security instruments as the Administrative Committee may require. All such instruments shall contain, in addition to the provisions specifically required by this Section 8.13, such repayment, default, and remedial terms as may be determined by the Administrative Committee. Security for loans hereunder shall be provided by the pledge of no more than fifty percent (50%) of a Participant's Vested Accrued Benefit and the pledge of such additional collateral as the Administrative Committee may require. Each loan shall be repaid by payroll deduction in the manner prescribed by the Administrative Committee. Repayments shall be credited against the Participant's Employer Profit Sharing Contribution Account or Employer Salary Reduction Contribution Account, as appropriate, based on the Account from which the loan was made. Further, if because of a decrease in the value of a Participant's Vested Accrued Benefit or any other circumstance, the Administrative Committee believes a loan to be inadequately secured, it shall either require the Participant to post security in addition to the value of his Vested Accrued Benefit or demand accelerated, including immediate, payment of the loan. An assignment for security of a Participant's Accrued Benefit shall be limited as provided in Section 12.5 hereof. The default provisions of the instruments relating to a loan shall provide that upon default a loan may be charged back against the Participant's Accounts as a distribution at the earliest time the Participant is entitled to receive a distribution under this Plan. In the event that a Participant shall default on a Plan loan, the value of his Vested Accrued Benefit shall be adjusted to take into account any charge back to his Accounts, that has or will occur as a result of such default for purposes of granting the Participant any subsequent loans under the Plan. In the event that property is used to secure the loan, the default provisions of the instruments relating to the loan shall provide that upon default the Administrative Committee shall take whatever steps are necessary to foreclose on such property. Each promissory note and security instrument shall be delivered to the Trustee for the benefit of the Trust.

         8.14    Transfers to Qualified Affiliates. In the event a Participant
                 ---------------------------------
is transferred from employment with an Employer to employment with a Qualified Affiliate, the Administrative Committee, at the request of the Participant, shall transfer the Participant's Account balances under this Plan, as adjusted as of the Valuation Date at the end of the applicable Plan Year, and all liability for the payment of benefits with respect to such Account balances, to the trustee or trustees under the qualified plan maintained by such Qualified Affiliate; provided that the administrative committee of such plan consents to the transfer. Such transfer shall be made as a lump sum, in cash except that if any insurance contracts have been purchased and are held for the benefit of such transferred participant under this





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AND RETIREMENT PLAN

Plan, such transfer shall include such contracts. Following such transfer, the Participant shall have no further claim for benefit under this Plan.


____________________
End of Article VIII





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AND RETIREMENT PLAN

                                   ARTICLE IX

                           TOP HEAVY PLAN PROVISIONS
                           -------------------------

         9.1     Top Heavy Rules Applied. Notwithstanding any provisions of
                 -----------------------
this Plan to the contrary, if during any Plan Year the Plan is a Top Heavy Plan, the provisions of this Article IX shall apply.

         9.2     Additional Definitions. The following definitions apply only
                 ----------------------
for purposes of this Article IX.

                 (a)      "Aggregation Employee" shall mean any employee of the
                           --------------------
Aggregation Employer, including any leased employees (within the meaning of section 414(n) of the Code). For this purpose, an individual formerly employed by an Aggregation Single Employer shall be deemed an Aggregation Employee.

                 (b)      "Aggregation Employer" shall mean the deemed single
                           --------------------
employer that includes the Employer and results from the aggregation of employers that sections 414(b), 414(c), and 414(m) of the Code require be aggregated and treated as a single employer.

                 (c)      "Aggregation Single Employer" shall mean an employer
                           ---------------------------
that sections 414(b), 414(c), and 414(m) of the Code require be aggregated with the Employer and other employers and treated as a single employer.

                 (d)      "Compensation" shall mean an Employee's or
                           ------------
Participant's Compensation as defined in Section 2.1(hh) for the calendar year that ends with or within the Plan Year. For purposes of determining whether an individual has compensation of One Hundred Fifty Thousand Dollars ($150,000), or whether an individual is a Key Employee by reason of being an officer or one of the ten (10) employees of the Single Aggregation Employer described in
Section 9.2(f)(ii), Compensation from each entity that sections 414(b), 414(c), and 414(m) of the Code require be aggregated is to be taken into account.

                 (e)      "Determination Date" shall mean, with respect to any
                           ------------------
Plan Year, the last day of the preceding plan year, except in the case of the first Plan Year of a Plan, in which event the Determination Date shall be the last day of such Plan Year. Whenever it is necessary to determine the value of accrued benefits as of a given Determination Date, such value shall be determined as of the Valuation Date that immediately precedes the Determination Date.

                 (f)      "Key Employee" shall mean, subject to the rules set
                           ------------
forth in the last paragraph of this Section 9.2(f), any Aggregation Employee or former Aggregation Employee (including any deceased employee) who at any time during the current Plan Year or any of the four (4) preceding Plan Years, is or was:





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AND RETIREMENT PLAN

                          (i) An officer of the Aggregation Employer having an annual Compensation greater than fifty percent (50%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code for the calendar year in which the Plan Year ends;

                          (ii)    One of the ten (10) employees of an
         Aggregation Single Employer having annual Compensation for the Plan Year from such Aggregation Single Employer of more than the dollar limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests in such Aggregation Single Employer, and if two (2) such employees have the same interest in the employer, the employee having the greater annual Compensation from the employer shall be treated as having a larger interest;

                          (iii) A five percent (5%) owner of an Aggregation Single Employer; or

                          (iv) A one percent (1%) owner of an Aggregation Single Employer having compensation of more than One Hundred Fifty Thousand Dollars ($150,000.00).

In addition, the term "Key Employee" shall mean the beneficiary of any Aggregation Employee or former Aggregation Employee defined above in this
Section 9.2(f) as being a Key Employee.

For the purposes of determining which Aggregation Employees or former Aggregation Employees, if any, are or were officers of the Aggregation Employer, whether an individual is an officer shall initially be determined based on his responsibilities with respect to the Aggregation Single Employer or Single Aggregation Employers by whom he is directly employed, and of such individuals initially deemed officers, no more than fifty (50) Aggregation Employees, or, if lesser, the greater of three (3) Aggregation Employees or ten percent (10%) of the Aggregation Employees of the Aggregation Employer, shall be treated as officers. In addition, sole proprietorships, partnerships, associations, corporations, trusts, and labor organizations may have officers; and any person who is an administrative executive in regular and continued service shall be deemed an officer, subject to the above limitations. For purposes of determining the number of officers taken into account under clause
(i), Aggregation Employees that are described in section 414(q)(8) of the Code shall be excluded.

The number of employees that the Aggregation Employer has for the Plan Year containing the Determination Date with respect to a Plan shall be the greatest number of employees the Aggregation Employer had during that Plan Year or any of the preceding four (4) Plan Years. A "five percent (5%) owner" shall mean, if the Aggregation Single Employer is a corporation, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than five percent (5%) of the outstanding stock of the Aggregation Single Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Aggregation Single Employer and, if the Aggregation Single





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                                       69

Employer is not a corporation, any employee who owns more than five percent (5%) of the capital or profits interest in the Aggregation Single Employer. A "one percent (1%) owner" shall mean, if the Aggregation Single Employer is a corporation, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than one percent (1%) of the outstanding stock of the Aggregation Single Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Aggregation Single Employer and, if the Aggregation Single Employer is not a corporation, any employee who owns more than one percent (1%) of the capital or profits interest in the Aggregation Single Employer. For purposes of applying the attribution rules of section 318 of the Code, section 318(a)(2)(C) of the Code shall be applied by substituting "five percent (5%)" for "fifty percent (50%)" each time that term appears in said section. In the case of an entity other than a corporation, ownership shall be attributed as under section 318 of the Code, except that capital or profits interests shall be substituted for stock interests. If an employee's ownership interest in an employer changes during a Plan Year, his ownership interest for such Plan Year is the largest interest he owned at any time during the year. An Employee or individual who is not described above as being a Key Employee, including a former Key Employee, is not a Key Employee.

                 (g)      "Permissive Aggregation Group" shall mean a Plan or a
                           ----------------------------
group of Plans that must be aggregated in the Required Aggregation Group and any other plan or plans of an Aggregation Employer if the group would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code with such additional Plan being taken into account. Benefits under such Plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each Plan as of each plan's Determination Date) and adding together the results for each Plan as of the Determination Dates for such Plans that fall within the same calendar year.

                 (h)      "Plan" shall mean a plan that satisfies the
                           ----
requirements of section 401(a) of the Code.

                 (i)      "Plan Year" shall mean the plan year of a Plan of an
                           ---------
Aggregation Single Employer.

                 (j)      "Required Aggregation Group" shall mean a group of
                           --------------------------
Plans consisting of:

                          (i) Each Plan of the Aggregation Employer in which a Key Employee participates during the Plan Year containing the Determination Date for such Plan or has participated during any of the immediately preceding four (4) Plan Years; and

                          (ii) Any other Plan of the Aggregation Employer that enables any of such Plans to satisfy the requirements of section 401(a)(4) or 410 of the Code.

Benefits under such Plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each Plan as of each Plan's Determination Date)





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                                       70
and adding together the results for each Plan as of the Determination Dates for such Plans that fall within the same calendar year.

                 (k)      "Top Heavy Plan" shall mean the Plan for a given Plan
                           --------------
Year that the Plan is not a member of a Required Aggregation Group (because there are no other plans that must be aggregated with the Plan), if the sum (determined as of the Determination Date for the Plan) of the present value of the cumulative accrued benefits (determined in accordance with section 1.416-1 of the Treasury Regulations) for Key Employees of the Employer exceeds sixty percent (60%) of a similar sum determined for all Employees. If for a given Plan Year the Plan is a member of a Required Aggregation Group, the Plan shall be a Top Heavy Plan for such Plan Year if, as of the Plan's Determination Date for such Plan Year, both the Required Aggregation Group and the Permissive Aggregation Group that include the Plan are Top Heavy Groups (herein so called). A "Top Heavy Group" is any Required Aggregation Group or Permissive Aggregation Group if the sum (determined as of the Determination Dates for the plans in such group that fall within the same calendar year) of (i) the present value of the accrued benefits (determined in accordance with section 1.416-1 of the Treasury Regulations) for Key Employees under all defined benefit plans (within the meaning of section 414(j) of the Code) included in such group and
(ii) the accrued benefits (determined in accordance with section 1.416-1 of the Treasury Regulations) of Key Employees under all defined contribution plans (within the meaning of section 414(i) of the Code) included in such group exceeds sixty percent (60%) of a similar sum determined for all Aggregation Employees.

For purpose of determining the present value of the accrued benefit of any employee, the present value shall be increased, as required by section 1.416-1 of the Treasury Regulations, by the aggregate distributions made with respect to such Employee under the Plan during the five (5) year period ending on the Determination Date for such Plan, and under any terminated Plan that, if it had not been terminated, would have been included in the Required Aggregation Group. Notwithstanding the foregoing provisions of this Section 9.2(k), if any individual has not performed services for any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date for such Plan, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

Except to the extent provided in Regulations of the Secretary of the Treasury, any Rollover Contribution (or similar transfer) initiated by an Employee and made after December 31, 1983, to a Plan shall not be taken into account with respect to the transferee Plan for purposes of determining whether such Plan is a Top Heavy Plan (or whether any aggregation group which includes such Plan is a Top Heavy Group). If any individual is not a Key Employee with respect to a Plan in the aggregation group for any Plan Year, but such individual was a Key Employee with respect to a Plan in the aggregation group for any prior Plan Year, any accrued benefit for such Employee and the account of such employee shall not be taken into consideration in making a determination of the top heavy status of the Plan. Each Plan in a Top Heavy Group shall be deemed a Top Heavy Plan.





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                                       71

                 (l)      "Super Top Heavy Plan" shall mean a Top Heavy Plan if
                           --------------------
the plan would be a Top Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 9.2(k) above.

         9.3     Additional Limitation - Defined Benefit Plan.
                 --------------------------------------------

                 (a)      Super Top Heavy Plan Years. If during a Plan Year
                          --------------------------
this Plan is a Super Top Heavy Plan and a Participant also participates in one or more qualified defined benefit plans (within the meaning of section 414(j) of the Code) maintained by the Employer or a Related Employer, the maximum amount otherwise allocable to his Accounts under Section 6.5 for any Limitation Year that contains any portion of the Plan Year during which this Plan is a Super Top Heavy Plan shall be reduced to the extent necessary to ensure that the sum of the Defined Benefit Fraction (within the meaning of Section 6.11(c)) for the Limitation Year plus the Defined Contribution Fraction (within the meaning of Section 6.11(c)) for the Limitation Year does not exceed one (1.0). For this purpose the Defined Benefit Fraction shall have a denominator that shall be an amount equal to the lesser of: (i) the product of one (1.0)
                                ------
multiplied by the dollar limitation in effect for such year under section 415(b)(1)(A) of the Code or (ii) the product of one and four-tenths (1.4) multiplied by the amount that may be taken into account for such year under section 415(b)(1)(B) of the Code with respect to such Participant. The Defined Contribution Fraction shall have a denominator that shall be the sum of the lesser of the following amounts determined for each defined contribution plan
- ------
maintained by the Employer or a Related Employer as of the close of the Limitation Year and in which the Participant has an account for the Limitation Year and for each prior year of service with the Employer: (i) the product of one (1.0) multiplied by the dollar limitation in effect for such year under subsection 415(c)(1)(A) of the Code (determined without regard to section 415(c)(6) of the Code) or (ii) the product of one and four-tenths (1.4) multiplied by the amount that may be taken into account under section 415(c)(1)(B) of the Code with respect to such individual under such defined contribution plans for the Limitation Year.

                 (b)      Top Heavy Plan Years. If during a Plan Year this Plan
                          --------------------
is a Top Heavy Plan but not a Super Top Heavy Plan, the provisions of Section 9.3(a) shall nevertheless be applicable to the Plan and the Plan shall be deemed a Super Top Heavy Plan for the purposes of Section 9.3(a) if either of the following conditions are satisfied:

                          (i) The Employer fails to make a contribution for the Plan Year for the benefit of each non-Key Employee Participant who is employed by the Employer on the last day of the Plan Year; or

                          (ii) The Employer's contribution for the Plan Year allocated to any non-Key Employee's Employer contribution accounts, when aggregated with the amounts of the Employer's contributions for the Plan Year allocated to such non-Key Employee's accounts under all other defined contribution plans (within the meaning of section 414(i) of the Code) maintained by the Employer, and when expressed as a percentage of such non-Key Employee's Compensation for the Plan Year, is less than the lesser of:
                          ------




SALARIED PROFIT SHARING
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                                       72

                                  (A)      Four percent (4%); or

                                  (B)      The "highest applicable percentage
                 for the Plan Year."

For purposes of this Section 9.3(b), the "highest applicable percentage for the Plan Year" is the greatest percentage that can be obtained with respect to the group of Key Employee Participants for the Plan Year as a result of dividing with respect to each Key Employee Participant (A) the aggregate for the Plan Year of the Employer's contributions allocated to such Key Employee Participant's Employer contribution account and to such Key Employee Participant's accounts under all other defined contribution plans (within the meaning of section 414(i) of the Code) maintained by the Employer by (B) such Key Employee Participant's Compensation for the Plan Year.

                 (c)      Special Rule. Notwithstanding the foregoing
                          ------------
provisions of this Section 9.3, if for any Plan Year the Plan is a Top Heavy Plan or Super Top Heavy Plan, the sum of the Defined Benefit Fraction (within the meaning of Section 6.11(c)) and the Defined Contribution Fraction (within the meaning of Section 6.11(c)) for a Limitation Year may in the case of a Participant exceed one (1.0) (but not one and one-fourth (1.25)) if, but only if, there are no further benefit accruals for that individual under any defined benefit plan (within the meaning of section 414(j) of the Code) maintained by the Employer or a Related Employer and no further annual additions (within the meaning of section 415(c)(2) of the Code) for that individual under any defined contribution plan (within the meaning of section 414(i) of the Code) maintained by the Employer or any Related Employer until the sum of such fractions satisfies the rules of section 415(e) of the Code using the one (1.0) factor for that individual.

         9.4     Minimum Benefit. During any Plan Year in which this Plan is a
                 ---------------
Top Heavy Plan, notwithstanding the provisions of Section 6.5, the Employer shall make an aggregate contribution to this Plan and any Related Plan for the benefit of each Participant who is an Employee and is not a Key Employee and who was in the Service of the Employer on the last day of the Plan Year in an amount which when allocated to the accounts of each Participant who is not a Key Employee and expressed as a percentage of each such Participant's compensation, is equal to or exceeds the lesser of:

                          (i) Three percent (3%) of such non-Key Employee Participant's Compensation; or

                          (ii) A percentage of such non-Key Employee Participant's Compensation, such percentage being equal to the percentage at which contributions and Forfeitures are made under the Plan for such year for the Key Employee for whom such percentage is the highest.

The amount to be allocated to non-Key Employee Participants pursuant to this
Section 9.4 shall include any amounts otherwise allocable under Section 6.4 (except for Employer Salary Reduction Contributions) and shall not be in addition thereto. Employer Salary Reduction Contributions cannot be used to satisfy the minimum contribution requirement for non-Key





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                                       73

Employees under this Section 9.4. An Employee who is not a Key Employee may not fail to accrue a minimum benefit under this Section 9.4 because either (1) such Employee is otherwise excluded from participation (or accrues no benefit) merely because the Employee's Compensation is less than a stated amount or (2) the Employee is otherwise excluded from participation (or accrued no benefit) merely because of a failure to make mandatory Employee contributions.

In addition, notwithstanding the preceding provisions of this Section 9.4, the following rules shall apply for purposes of determining whether the minimum benefit provisions of this Section 9.4 have been satisfied in the event that during a Plan Year the Employer maintains two (2) or more Plans (within the meaning of section 1.401-1(b) of the Treasury Regulations) that are Top Heavy Plans or Super Top Heavy Plans for a Plan Year.

If the Employer maintains during a Plan Year two (2) or more defined contribution plans (within the meaning of section 414(i) of the Code), one (1) of which is a money purchase pension plan (within the meaning of section 1.401-1(b)(1)(i) of the Treasury Regulations), the minimum Employer contribution and benefits required by this Section 9.4 on behalf a Participant who is not a Key Employee and who participates in both the money purchase pension plan and this Plan shall, unless provided otherwise in the money purchase pension plan, be provided under the money purchase pension plan to the extent such plan provides for an Employer contribution sufficient to satisfy such minimum, and only to the extent that such minimum is not provided under the money purchase pension plan shall any portion of such minimum contribution and benefits be provided under this Plan.

If the Participant participates in two (2) or more such defined contribution plans that are not money purchase pension plans and one (1) of such plans requires Employer contributions for a Plan Year but the other plan does not require Employer contributions for a plan year, the minimum Employer contribution and benefits required by this Section 9.4 shall be provided under the plan that requires Employer contributions, and only to the extent such minimum is not provided under such plan shall such minimum be provided under the plan or plans that do not require Employer contributions.

If during a Plan Year, the Employer maintains this Plan and a defined benefit plan (within the meaning of section 414(j) of the Code) and a Participant who is not a Key Employee participates in both of such plans, then if such Participant is entitled to accrue a benefit under such defined benefit plan with respect to such Plan Year, and such Participant has accrued a benefit equal to or in excess of the lesser of:
                             ------

                          (i) Two percent (2%) multiplied by his number of years of Eligibility Service (as defined in Article III); or

                          (ii) Twenty percent (20%) multiplied by the Participant's average Compensation during the five (5) consecutive year period during which the Participant had the greatest aggregate Compensation from the Employer.





SALARIED PROFIT SHARING
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                                       74

The Employer shall not be required to provide for such Participant under this Plan the minimum benefit otherwise required under this Section 9.4; provided, however, that if this Plan requires or is amended to require an Employer contribution for a Plan Year, the minimum benefit accrual under the defined benefit plan shall be offset by the benefits provided under this Plan for such Plan Year as provided in section 1.416-1, M-12, of the Treasury Regulations.

If for a Plan Year this Plan is a Top Heavy Plan, but not a Super Top Heavy Plan, and the Employer makes contributions on behalf of a Participant under both this Plan and a defined benefit plan (within the meaning of section 414(j) of the Code) and the Employer wishes to use a factor of one and one-fourth (1.25) rather than one (1.0) as a limitation on the sum of the Defined Contribution Fraction (within the meaning of Section 6.11(c)) and Defined Benefit Fraction (within the meaning of Section 6.11(c)) for the Limitation Year, then the defined benefit plan minimum benefit accrual specified above shall be increased by one (1) percentage point (up to a maximum of ten (10) percentage points) for each year of Eligibility Service (within the meaning of
Section 3.2) within which a Plan Year during which this Plan was a Top Heavy Plan or Super Top Heavy Plan ended; provided that no such year of Eligibility Service completed during a Plan Year beginning prior to January 1, 1984, shall be counted for such purpose. Nothing in this Section 9.4 shall prohibit the Employer from making contributions in excess of the minimums stated herein provided such contributions are otherwise in accordance with the provisions of the Plan or other plan pursuant to which they are made.

         9.5     Termination of Service Prior to Normal Retirement Age. If
                 -----------------------------------------------------
during any Plan Year a Participant has performed at least one (1) Hour of Service for the Employer and the Plan is a Top Heavy Plan, such Participant shall have a fully vested, non-forfeitable interest in his Accrued Benefit attributable to his Qualified Affiliated Account and Employer Profit Sharing Contribution Account, if his Service with the Employer terminates prior to his Normal Retirement Age or Early Retirement Age for any reason other than death or Total and Permanent Disability, that is not less than as determined in accordance with the following schedule:

                                                Percent Deemed
            Years of Vesting Service                Vested
            ------------------------            --------------

            Less than 1 year                            0%
            1 year but less than 2                     10%
            2 years but less than 3                    20%
            3 years but less than 4                    45%
            4 years but less than 5                    70%
            5 years or more                           100%

Notwithstanding any of the foregoing, if during any prior Plan Year the Plan was a Top Heavy Plan and in any subsequent Plan Year the Plan ceases to be a Top Heavy Plan, the rights of a Participant who had performed at least one (1) Hour of Service during the Period the Plan was a Top Heavy Plan in and to his Accrued Benefit attributable to his Employer





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                                       75

Matching Contribution Account shall not be less than his vested rights during the period that the Plan was a Top Heavy Plan. Provided, further, any Participant who has three (3) or more Years of Service at the beginning of a Plan Year in which the Plan ceases to be a Top Heavy Plan shall have the right to elect, within a reasonable time of the beginning of the Plan Year in which the Plan ceases to be a Top Heavy Plan, to have his vested percentage under this Plan computed in accordance with the schedule applicable to Plan Years in which the Plan is a Top Heavy Plan. Any election made under this Section 9.5 shall be made in the manner specified by Section 10.5 as if such change in vesting schedule had been made by way of an amendment.


____________________
End of Article IX





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                                       76

                                   ARTICLE X

                       EMPLOYER ADMINISTRATIVE PROVISIONS
                       ----------------------------------

         10.1    Information. The Employer shall, upon request or as may be
                 -----------
specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committees and Trustee to perform their respective duties and functions under the Plan. The Employer's records as to the current information the Employer furnishes to the Committees and Trustee shall be conclusive as to all persons.

         10.2    No Liability. Subject to Article XIII hereof, the Employer
                 ------------
assumes no obligation or responsibility to any of the Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Committees or the Trustee.

         10.3    Employer Action. Any action required of the Employer shall be
                 ---------------
by resolution of its Board of Directors or by a person authorized to act by Board resolution.

         10.4    Indemnity. The Employer indemnifies and saves harmless the
                 ---------
Board of Directors, individual Trustee(s), and the members of the Committees, and each of them, from and against any and all loss resulting from liability to which the Board of Directors, individual Trustee(s), and the Committees, or the members of the Board of Directors and Committees, may be subjected by reason of any act or conduct (except willful or reckless misconduct) in their official capacities in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense. In the event that the Employer fails to provide such defense, the costs of such defense shall be paid from the Trust Fund; provided however, that no indemnification may be made from the Trust Fund pursuant to this Section 10.4 to the extent that such indemnification would relieve the Board of Directors, individual Trustees, or any members of the Committees from any liability they may have under the Act for breach of fiduciary duty.

         10.5    Amendment to Vesting Schedule. Although the Employer reserves
                 -----------------------------
the right to amend the vesting schedule set out in Section 7.5 at any time, the Employer shall not amend the vesting schedule (and no amendment shall be effective) if the amendment would reduce the nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment.

In the event the vesting schedule of this Plan is amended, and any Participant who has completed at least three (3) Years of Service, as defined in Section 7.6, may elect to have his Vested Accrued Benefit computed under the Plan without regard to such amendment by notifying the Administrative Committee in writing during the election period hereinafter described. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:
    ------




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                                       77

                 (a) The date which is sixty (60) days after the day such amendment is adopted;

                 (b) The date which is sixty (60) days after the day such amendment becomes effective; or

                 (c) The date which is sixty (60) days after the day the Participant is given written notice of such amendment by the Administrative Committee.

Any election made pursuant to this Section 10.5 shall be irrevocable. The Administrative Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.


____________________
End of Article X





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AND RETIREMENT PLAN

                                   ARTICLE XI

             COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS
             -----------------------------------------------------

         11.1    Membership. The Plan will be administered by an Administrative
                 ----------
Committee consisting of no less than three (3) nor more than eight (8) members appointed by the Company and the Plan investments may be directed by an Investment Committee consisting of no less than three (3) nor more than eight
(8) members appointed by the Company. A Committee member may resign at any time by giving thirty (30) days' advance written notice to the Company and the other Committee members. The Company may remove a Committee member by giving advance written notice to him and the other Committee members. The members of both Committees may be identical, and if no members are appointed to the Investment Committee, the members of the Administrative Committee shall be deemed the members of the Investment Committee. Whenever the members of the Committees are identical, such members shall constitute a single Committee possessing the rights and powers of both Committees.

         11.2    Term. Each member of each Committee shall serve until his
                 ----
successor is appointed. Any member of either Committee may be removed by the Board of Directors with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign upon written notice to the Company.

         11.3    Compensation. The members of the Committees shall serve
                 ------------
without compensation for services as such, but the Employer shall pay all expenses of both Committees, including the expenses for any bond required under section 412 of the Act. To the extent such expenses are not paid by the Employer, they shall be paid by the Trustee from the Trust Fund.

         11.4    Powers of Administrative Committee. Subject to Article XIII
                 ----------------------------------
hereof, the Administrative Committee shall have the following powers and duties:

                 (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

                 (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

                 (c) To determine all questions with regard to rights of Employees, Participants, and Beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit, and the Vested Accrued Benefit of each Participant.

                 (d) To enforce the terms of the Plan and the rules and regulations it adopts;





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                                       79
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                 (e)      To direct the Trustee with respect to the crediting
and distribution of the Trust Fund and all other matters within its discretion as provided in the Trust Agreement;

                 (f) To review and render decisions respecting a claim for, (or denial of a claim for) a benefit under the Plan;

                 (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

                 (h) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

                 (i) To prescribe procedures to be followed by distributees in obtaining benefits;

                 (j) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

                 (k) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

                 (l) To establish a nondiscriminatory policy which the Trustee shall observe in making loans, if any, to Participants;

                 (m) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan;

                 (n) To select a secretary, who need not be a member of the Administrative Committee;

                 (o)      To interpret and construe the Plan; and

                 (p) To furnish the Employer with information that the Employer may require for tax or other purposes.

         11.5    Powers of Investment Committee. The Investment Committee shall
                 ------------------------------
have the following powers and duties:

                 (a) To direct the Trustee in the investment, reinvestment, and disposition of the Trust Fund as provided in the Trust Agreement and pursuant to the investment directions received from Participants pursuant to Section 12.14;





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
                                       80

                 (b) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist with the performance of its duties;

                 (c) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

                 (d) To engage the services of an Investment Manager or Managers (as defined in Act section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

                 (e) To select a secretary, who need not be a member of the Investment Committee; and

                 (f) To interpret and construe the Plan with respect to the investment, reinvestment and disposition of Plan assets.

         11.6    Manner of Action. The decision of a majority of the members of
                 ----------------
each Committee appointed and qualified shall control. In case of a vacancy in the membership of the Committees, the remaining members of the respective Committee may exercise any and all of the powers, authorities, duties, and discretions conferred upon such Committee pending the filling of the vacancy. The Committees may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. Each Committee shall maintain adequate records of its decisions.

         11.7    Authorized Representative. Each Committee may authorize any
                 -------------------------
one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. Each Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

         11.8    Nondiscrimination. The Administrative Committee shall
                 -----------------
administer the Plan in a uniform, nondiscriminatory manner for the exclusive benefit of the Participants and their Beneficiaries.

         11.9    Interested Member. No member of the Administrative Committee
                 -----------------
may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one (1) person acting alone in the capacity as the Administrative Committee.

         11.10   Funding Policy. The Investment Committee shall review, not
                 --------------
less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Investment Committee shall communicate annually to the Trustee and to





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any Plan Investment Manager, if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         11.11   Individual Statement. As soon as practicable after the last
                 --------------------
Valuation Date of each Plan Year but within the time, following such Valuation Date, prescribed by the Act and the regulations under the Act, the Administrative Committee will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust Fund as of that date and such other information the Act requires be furnished the Participant or Beneficiary. No Participant, except a member of the Administrative Committee or Investment Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

         11.12   Books and Records. The Administrative Committee shall
                 -----------------
maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms, and methods of accounting shall be the responsibility of the Administrative Committee.


____________________
End of Article XI





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                                  ARTICLE XII

                     PARTICIPANT ADMINISTRATIVE PROVISIONS
                     -------------------------------------

         12.1    Beneficiary Designation. Except to the extent that a married
                 -----------------------
Participant's right to name a Beneficiary is limited by Sections 2.1(j) and 8.10, each Participant may from time to time designate, in a written instrument signed by the Participant, a Beneficiary or Beneficiaries (who may be designated concurrently, contingently, or successively) to whom the Trustee shall pay his Accrued Benefit in the Trust Fund on event of his death. The Administrative Committee shall prescribe the form for the written designation of Beneficiary (and if necessary under any insurance contract, the Beneficiary designation to be filed with the insurance company that issued the contract) and, upon the Participant's filing the form with the Administrative Committee, it effectively shall revoke all designations filed prior to that date by the same Participant. As a condition to any married Participant designating a Beneficiary other than his spouse, the Administrative Committee may require the spouse's consent. In addition, the Beneficiary of a deceased Participant shall not designate another Beneficiary under this paragraph.

         12.2    No Beneficiary Designation. Except to the extent otherwise
                 --------------------------
provided in Sections 2.1(j) and 8.10, if a Participant fails to name a Beneficiary in accordance with Section 12.1, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's interest in the Trust, then the Administrative Committee may, in its discretion, direct the Trustee to pay the Participant's Accrued Benefit in lump sum:

                 (a) To or for the benefit of any one or more of his relatives by blood, marriage or adoption, and in such proportions as the Administrative Committee determines; and

                 (b) To the legal representative or representatives of the estate of the last to die of the Participant and his designated Beneficiary.

         12.3    Personal Data to Administrative Committee. Each Participant
                 -----------------------------------------
and Beneficiary must furnish to the Administrative Committee evidence, data, or information as the Administrative Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Administrative Committees, provided the Administrative Committee shall advise each Participant of the effect of his failure to comply with its request.

         12.4    Address for Notification. Each Participant and each
                 ------------------------
Beneficiary of a deceased Participant shall file with the Administrative Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Beneficiary, at the last address filed with the Administrative Committee, or if no such address has been





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filed, then the last address indicated on the records of the Employer shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid.

         12.5    Assignment or Alienation. No benefit payable under the Plan
                 ------------------------
shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, except to the extent provided under a Qualified Domestic Relations Order, prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder, except to the extent that under a Qualified Domestic Relations Order the Trustee is required to pay over a Participant's Accrued Benefit hereunder to an Alternate Payee. In the event an Employer or the Trustee receives written notice of an adverse claim to a benefit distributable or being paid to a Participant, Former Participant or Beneficiary, the Trustee may suspend payment(s) of such benefit until such matter is resolved to the satisfaction of the Trustee.

         12.6    Litigation Against the Trust. If any legal action filed
                 ----------------------------
against the Trustee, Board of Directors, or the Committees, or against any member or members of the Committees or Board of Directors, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Board of Directors, Committees, and any member or members of the Committees or Board of Directors, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent permitted under Section 401(a)(13) of the Code.

         12.7    Information Available. Any Participant in the Plan or any
                 ---------------------
Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract, or any other instrument under which the Plan was established or is operated. The Administrative Committee will maintain all of the items listed in this Section
12.7 in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Administrative Committee shall furnish him with a copy of any item listed in this Section. The Administrative Committee may make a reasonable charge to the requesting person for the copy so furnished.

         12.8    Beneficiary's Right to Information. A Beneficiary's right to
                 ----------------------------------
(and the Committees', or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.





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         12.9    Claims Procedure.
                 ----------------

                 (a)      General. Except in the case of early retirement,
                          -------
prior to or upon becoming entitled to receive a benefit hereunder, a Participant or Beneficiary shall file a claim for such benefit with the Administrative Committee at the time and in the manner prescribed thereby. Notwithstanding the immediately preceding sentence, the Administrative Committee may direct the Trustee to commence payment of a Participant's or Beneficiary's benefits hereunder without requiring the filing of a claim therefor if the Administrative Committee has knowledge of such Participant's or Beneficiary's whereabouts.

                 (b)      Early Retirement Benefits. A Participant who is
                          -------------------------
eligible to apply for an early retirement benefit under Section 7.2 hereof and elects to do so shall file an application therefor with the Administrative Committee at the time and in the manner prescribed thereby.

         12.10   Appeal Procedure for Denial of Benefits. The Administrative
                 ---------------------------------------
Committee shall provide adequate notice in writing to any Claimant whose claim for benefits under the Plan the Administrative Committee has denied. Such notice must be sent within ninety (90) days of the date the claim is received by the Administrative Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed ninety (90) days and no extension shall be allowed unless, within the initial ninety (90) day period, the Claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Administrative Committee expects to render its final decision. The Administrative Committee's notice of denial to the Claimant shall set forth:

                 (a)      The specific reason or reasons for the denial;

                 (b) Specific references to pertinent Plan provisions on which the Administrative Committee based its denial;

                 (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

                 (d)      A statement that the Claimant may:

                          (i) Request a review upon written application to the Committee;

                          (ii)    Review pertinent Plan documents; and

                          (iii)   Submit issues and comments in writing.

                 (e) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Administrative Committee within sixty (60) days after receipt of the Administrative Committee's notice of denial of benefits. The





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Administrative Committee's notice must further advise the Claimant that his failure to appeal the action to the Administrative Committee in writing within the sixty (60) day period will render the Administrative Committee's determination final, binding, and conclusive.

If the Claimant should appeal to the Administrative Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Administrative Committee shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Administrative Committee shall advise the Claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day period infeasible, but in no event shall the Administrative Committee render a decision regarding the denial of a claim for benefits later than one hundred and twenty (120) days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.

The Administrative Committee's notice of denial of benefits shall identify the name of each member of the Administrative Committee and the name and address of the Administrative Committee member to whom the Claimant may forward his appeal.

         12.11   Place of Payment and Proof of Continued Eligibility. As
                 ---------------------------------------------------
required by Section 12.4, each Participant and Beneficiary shall file with the Administrative Committee from time to time in writing his post office address and each change of post office address. Any check representing payment hereunder and any communication addressed to a Participant, a former Participant, or Beneficiary at his last address filed with the Administrative Committee, or if no such address has been filed, then at his last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail, postage prepaid. If the Administrative Committee, for any reason, is in doubt as to whether payments under the Plan are being received by the person entitled thereto, it shall, by certified or registered mail addressed to the person concerned, at his address last known to the Administrative Committee, notify such person that all unmailed and future Plan benefit payments shall be withheld until he provides the Administrative Committee with evidence of his entitlement to such benefit and his proper mailing address.

         12.12   No Rights Implied. Nothing contained in this Plan, or with
                 -----------------
respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continue employment, any legal or equitable right against the Employer or any officer, director, or Employee of the Employer, or against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust or the Act.

         12.13   Insurance Contracts.
                 -------------------




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                 (a)      Insurance Election. Subject to the conditions and
                          ------------------
limitations set forth below, each Participant may elect to have his Employer Profit Sharing Account balance invested in individual ordinary life insurance contracts, term life insurance contracts, or endowment or retirement income contracts (referred to herein as "insurance contracts") issued by one or more legal reserve life insurance companies authorized to issue such contracts. The Administrative Committee will determine the insurer and the provisions of any insurance contracts which are to be issued and will direct the Trustee as to the purchase of such insurance contracts. Subject to the provisions of Sections 2.1(j) and 8.10, the Participant may designate the Beneficiary or Beneficiaries of any death benefits payable under such contracts. With respect to contracts purchased and held by the Trustee under the Plan, the following rules shall apply:

                          (i)     Unless waived by the Administrative
         Committee, each election by a Participant under this subsection must be in writing and filed with the Administrative Committee at such time and in such form as the Administrative Committee determines;

                          (ii) The Administrative Committee shall not direct the Trustee to pay a premium on any policy if such premium exceeds an amount equal to that portion of the Participant's Employer Profit Sharing Account balance which he would be entitled to receive if he terminated Service under Section 7.5 of this Plan on the premium payment date;

                          (iii) Any premium payment made on an ordinary life insurance contract for a Participant will be limited so that the total amount of such premium and the aggregate policy premiums theretofore paid by the Trustee for that Participant will be less than an amount equal to fifty percent (50%) of the total of the Employer contributions and Forfeitures theretofore credited to the Participant's Account under the Plan.

                          (iv) Any premium payment made on a term life insurance contract for a Participant will be limited so that the total amount of such premium and the aggregate policy premiums theretofore paid by the Trustee for that Participant will be less than an amount equal to twenty-five percent (25%) of the total of the Employer contributions and Forfeitures theretofore credited to the Participant's Account under the Plan.

                 (b)      Premium Accounting. Premiums paid on contracts
                          ------------------
purchased and held by the Trustee under this Section 12.13(b) will be charged in accordance with Section 6.3 to the respective Accounts of the Participants on the Valuation Date coincident with or next following the date such premium payment is made. In determining the Adjusted Net Worth of the Trust Fund as of each Valuation Date, the Administrative Committee shall disregard both the value of any insurance contracts purchased and held by the Trustee on behalf of Participants and any policy proceeds received by the Trustee since the last preceding Valuation Date.





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                 (c)      Manner of Distributing Insurance Benefits. After the
                          -----------------------------------------
date each Participant terminates Service, or such later date as of which benefits commence under the Plan, any insurance contract issued for such Participant shall either be assigned to him or surrendered for cash and the cash proceeds applied for the benefit of such Participant by any of the methods described in Section 8.2. In the event of the death of a Participant, any such policy may be assigned to his Beneficiary or the proceeds thereof may be applied for the benefit of such Participant's Beneficiary by any of the methods described in Section 8.2. Prior to the assignment or delivery of any contract, the contract shall be rendered nontransferable by the assignee or transferee except by surrender to the issuing insurance company.

         12.14   Participant Directed Investments.
                 --------------------------------

                 (a)      Participant Direction of Investments. Each
                          ------------------------------------
Participant shall direct the investment of the contributions made to his Accounts among the investment vehicles available under this Plan. The Participant shall file such direction with the Administrative Committee on such forms, at such times and in such manner as the Administrative Committee may provide, which shall specify the allocation of contributions among such investment vehicles.

A Participant or former Participant may, once each July 1, modify his investment direction with respect to (i) future contributions (ii) the future investment of prior contributions, or (iii) both, by filing a new investment direction form with the Administrative Committee. Such change in investment direction shall become effective July 1. The Administrative Committee shall promptly communicate the investment directions and changes thereto of each Participant to the Trustee.

                 (b)      Investment of Funds. In accordance with Section
                          -------------------
12.14(a), each Participant shall direct the investment of the contributions made to his Accounts to one or more of the investment vehicles made available by the Administrative Committee; provided that no more than ten percent (10%) of the amounts credited to a Participant's Account shall be invested in the stock of the Company. In the event that no investment direction is received from a Participant, the amounts credited to such Participant's Accounts shall be invested by the Trustee as directed by the Investment Committee in its sole and absolute discretion.

                 (c)      Voting of Company Stock. Unless otherwise required by
                          -----------------------
law, the Trustee shall vote the Company stock held in the Trust Fund for the respective Accounts of the Plan Participants. On issues where Participants are required to vote the Company Stock allocated to their Accounts the Participant shall be entitled to direct the Trustee as to the manner in which such Company Stock shall be voted. Any such Participant voting directions may be certified to the Trustee by the Administrative Committee or any agent designated thereby. Company Stock with respect to which no such direction shall be





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received and fractional shares shall be voted by the Trustee in the same proportions as are shares of Company Stock as to which voting instructions have been received.


____________________
End of Article XII





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                                  ARTICLE XIII

                               FIDUCIARIES DUTIES
                               ------------------

         13.1    Fiduciaries. The "Fiduciaries" of the Plan shall be the
                 -----------
following:

                 (a)      The Employer;

                 (b)      The Administrative Committee;

                 (c)      The Investment Committee;

                 (d)      The Trustee; and

                 (e) Such other person or persons that are designated to carry out fiduciary responsibilities under the Plan in accordance with Section 13.3(c) hereof.

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A Fiduciary may employ one or more persons to render advice with regard to any responsibility such Fiduciary has under the Plan.

         13.2    Allocation of Responsibilities. The powers and
                 ------------------------------
responsibilities of the Fiduciaries are hereby allocated as indicated below:

                 (a)      Employer. The Employer shall be responsible for all
                          --------
functions assigned or reserved to it under the Plan and Trust Agreement. Any authority assigned or reserved to the Employer under the Plan and Trust Agreement shall be exercised by resolution of the Employer's Board of Directors.

                 (b)      Administrative Committee. The Administrative
                          ------------------------
Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administrative Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Administrative Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

                 (c)      Investment Committee. The Investment Committee shall
                          --------------------
have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries or to Participants. The Investment Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Investment Committee's directions, unless it is clear that the actions to be taken under those directions would be violations of





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applicable fiduciary standards or would be contrary to the terms of the Plan or
Trust Agreement.

                 (d)      Trustee. The Trustee shall have the duties and
                          -------
responsibilities set out in the Trust Agreement, subject, however, to direction by the Committees as set out in the Trust Agreement.

                 (e)      Allocations. Powers and responsibilities may be
                          -----------
allocated to other fiduciaries in accordance with Section 13.3 hereof, or as otherwise provided herein or in the Trust Agreement.

This Article XIII is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

         13.3    Procedures for Delegation and Allocation of Responsibilities.
                 ------------------------------------------------------------
Fiduciary responsibilities may be allocated as follows:

                 (a) Each Committee may specifically allocate responsibilities to a specified member or members of the Committee.

                 (b) Each Committee may designate a person or persons other than a Fiduciary to carry out fiduciary responsibilities under the Plan (this authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed Fiduciaries of the
Plan).

                 (c) The Investment Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

                 (d) If at any time there be more than one Trustee serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities pursuant to this Section 13.3 shall be made by filing a written notice thereof with the Administrative Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

         13.4    General Fiduciary Standards. Subject to Section 13.5 hereof, a
                 ---------------------------
Fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants and their Beneficiaries and





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                 (a)      For the exclusive purpose of providing benefits to
Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

                 (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                 (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                 (d) In accordance with the documents and instruments governing the Plan, insofar as such documents and instruments are consistent with the provisions of Title I of the Act.

         13.5    Liability Among Co-Fiduciaries.
                 ------------------------------

                 (a)      General. Except for any liability which he may have
                          -------
under the Act, a Fiduciary shall not be liable for the breach of a fiduciary duty or responsibility by another Fiduciary of the Plan except in the following circumstances:

                          (i) He participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Fiduciary, knowing such act or omission is a breach;

                          (ii) By his failure to comply with the general fiduciary standards set out in Section 13.4 hereof in the administration of his specific responsibilities which give rise to his status as a Fiduciary, he has enabled such other Fiduciary to commit a breach; or

                          (iii) He has knowledge of a breach by such other Fiduciary and he does not undertake reasonable efforts under the circumstances to remedy the breach.

                 (b)      Co-Trustees. In the event that there are two or more
                          -----------
Trustees serving under the Trust Agreement, each should use reasonable care to prevent a Co-Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations, or duties, a Trustee to whom such responsibilities, obligations, or duties have not been allocated shall not be liable to any person by reason of this Section, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations, or duties have been allocated.

                 (c)      Liability Where Allocation is in Effect. To the
                          ---------------------------------------
extent that fiduciary responsibilities are specifically allocated by a Fiduciary, or pursuant to the express terms hereof, to any person or persons, then such Fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Fiduciary violated Section 13.4 hereof (i) with respect to such allocation or designation, (ii)





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with respect to the establishment or implementation of the procedure for making such an allocation or designation, (iii) in continuing the allocation or designation, or (iv) the Fiduciary would otherwise be liable in accordance with this Section 13.5.

                 (d)      Liability of Trustee Following Committee Directions.
                          ---------------------------------------------------
No Trustee shall be liable for following instructions of the Committees given pursuant to Section 13.2(b) and (c) hereof.

                 (e)      No Responsibility for Employer Action. Neither the
                          -------------------------------------
Trustee, nor the Committees, shall have any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee, nor the Committees be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution.

                 (f)      No Duly to Inquire. Neither the Trustee, nor the
                          ------------------
Committees shall have any obligation to inquire into or be responsible for any action or failure to act on the part of the others.

                 (g)      Liability of Trustee Where Investment Manager
                          ---------------------------------------------
Appointed. If an Investment Manager has been appointed pursuant to Section
- ---------
13.3(c) hereof, then neither the Trustee nor the Investment Committee shall be liable for the acts or omissions of such Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Plan which are subject to the management of such Investment Manager.

                 (h)      Successor Fiduciary. No Fiduciary shall be liable
                          -------------------
with respect to any breach of fiduciary duty if such breach was committed before he became a Fiduciary or after he ceased to be a Fiduciary.


____________________
End of Article XIII





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                                  ARTICLE XIV

                   DISCONTINUANCE, AMENDMENT, AND TERMINATION
                   ------------------------------------------

         14.1    Discontinuance. The Employer shall have the right, at any
                 --------------
time, to suspend or discontinue its contributions under the Plan.

         14.2    Amendment. The Company shall have the right at any time to
                 ---------
amend the Plan in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) the Plan and Trust under the provisions of section 401(a) of the Code and to amend the Plan in any other manner provided no amendment shall:

                 (a) Authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

                 (b) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer;

                 (c) Increase duties or responsibilities of the Trustee or the Committees without the written consent of the affected Trustee or the affected member of the Administrative or Investment Committee.

The Company shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

         14.3    Termination. The Company shall have the right to terminate the
                 -----------
Plan at any time. The Plan shall terminate upon the first to occur of the following:

                 (a) The date terminated by action of the Board of Directors; or

                 (b) With respect to each Employer, (i) the date the Employer shall be judicially declared bankrupt or insolvent; or (ii) the date of the dissolution, merger, consolidation, or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall be substituted as the Employer under this Plan.

Notwithstanding the foregoing provisions of this Section 14.3, no Plan termination will occur solely as a result of the bankruptcy or insolvency of an Employer or the dissolution, merger, consolidation or reorganization of an Employer, the sale by an Employer of all or substantially all of its assets, or the withdrawal of an Employer under Section 15.2 of the Plan if the Administrative Committee makes arrangements whereby the Plan may be continued by any successor to an Employer, any purchaser of all or substantially all of the Employer's assets or by any Employer which has withdrawn from the Plan or, amounts may





SALARIED PROFIT SHARING
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                                       94
be transferred from this Plan to another plan maintained by such successor, purchaser or withdrawn Employer subject to the provisions of Section 8.14 of the Plan.

         14.4    Vesting on Termination or Suspension. Notwithstanding any
                 ------------------------------------
other provision of the Plan to the contrary, upon the date of full or partial termination of the Plan, or, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit, shall be one hundred percent (100%) vested. The Administrative Committee shall interpret and administer this Section 14.4 in accord with the intent and scope of section 411(d)(3) of the Code.

         14.5    Procedure on Termination. In the event of termination of the
                 ------------------------
Plan or permanent discontinuance of Employer contributions, the Employer shall, in its sole discretion, authorize any one of the following procedures:

                 (a)      Continue Plan. To continue the Plan in operation in
                          -------------
all respects until the Trustee has distributed all benefits under the Plan, except that no further persons shall become Participants, no further Employer contributions shall be made, all Accounts shall be fully vested, and no further payments shall be made except in distribution of the Trust Fund and payment of administration expenses; or

                 (b)      Liquidate Plan. Subject to the provisions of section
                          --------------
8.12, to wind up and liquidate the Plan and Trust and distribute the assets thereof after deduction of all expenses to the Participants, and Beneficiaries in accordance with their respective Accounts as then constituted. If the Employer makes no election before termination, then this Section 14.5(b) will govern distribution of the Trust Fund.

         14.6    Merger. The Trustee shall not consent to, or be a party to,
                 ------
any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer.

         14.7    Notice of Change in Terms. The Administrative Committee,
                 -------------------------
within the time prescribed by the Act, shall furnish all Participants and Beneficiaries a summary descriptive of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

         14.8    Reversion of Suspense Account. Notwithstanding any provision
                 -----------------------------
contained herein to the contrary, the Employer reserves the right to recover upon the termination of the Plan and Trust Fund any amounts held in a Suspense Account that cannot be allocated to the accounts of Participants and their Beneficiaries in the year of termination because of the limitations contained in Section 6.11 of the Plan and section 415 of the Code.

         14.9    Alternative Forms of Benefit. Although the Employer reserves
                 ----------------------------
the right to amend the Plan at any time and in any manner, no such amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional





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AND RETIREMENT PLAN
form of benefit with respect to benefits attributable to Service before the amendment, and neither any current provision of the Plan nor any amendment to the Plan shall restrict the availability of an alternative form of benefit to a certain select group or classification of Participants or Beneficiaries which favor Highly Compensated Employees or restrict or deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and, where relevant, his spouse) of an alternative form of benefit. For purposes of this Section 14.9, Plan provisions will be considered to favor Highly Compensated Employees if the group of Employees to whom the benefit is available does not satisfy either the seventy percent (70%) ratio percentage test of section 1.410(b)-2(b)(2) of the Treasury Regulations or the nondiscriminatory classification test of section 410(b)-4 of the Treasury Regulations (without regard to the average benefits percentage test of section 1.410(b)-5 of the Treasury Regulations). For purposes of this
Section 14.9, an alternative form of benefit encompasses the different forms of benefit payment available under the Plan which provide that (a) a Participant's benefits under the Plan may be paid in more than one form, or (b) payment of a particular form of benefit may commence at some time earlier or later than the normal date for the commencement of such benefit.

         14.10   Restrictions on Distribution of Employer Salary Reduction
                 ---------------------------------------------------------
Contribution Account. Notwithstanding anything to the contrary in Section 14.5,
- --------------------
a Participant's Employer Salary Reduction Contribution Account shall not be distributed before the first to occur of the following events:

                 (a)      The Participant's retirement;

                 (b)      The Participant's death;

                 (c)      The Participant's permanent disability;

                 (d)      The Participant's termination of employment;

                 (e)      The Participant's attainment of age 59 1/2;

                 (f) The termination of the Plan, provided that neither the Employer nor a Related Employer maintains a successor plan;

                 (g) The date of the sale to a corporation that is not a Related Employer, of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in the trade or business in which the Participant is employed, provided that the Participant continues employment with the transferee corporation and the Employer continues to maintain the Plan; or

                 (h) The date of the sale to a corporation that is not a Related Employer, of the Employer's interest in a subsidiary in which the Participant is employed, provided that the Participant continues employment with the subsidiary and the Employer continues to maintain the Plan.





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AND RETIREMENT PLAN

A distribution may be made under (f), (g), or (h) above only if it constitutes a total distribution of the Participant's entire account balance in all Accounts.


____________________
End of Article XIV





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AND RETIREMENT PLAN

                                   ARTICLE XV

                             EMPLOYER PARTICIPATION
                             ----------------------

         15.1    Adoption by Employers. Subject to the further provisions of
                 ---------------------
this Article XV, any party that is permitted to be an Employer under Section 2.1(bb) of this Plan may, with the consent of the Board of Directors of the Company, by formal resolution or decision of its own board of directors, adopt the Plan and the Trust, for all or any classification of its employees and thereby, from and after the specified effective date of the adoption, become an Employer under this Plan. Such adoption shall be effectuated by and evidenced by a formal resolution of the Board of Directors of the Company consenting to and containing or incorporating by reference such formal resolution or decision of the adopting corporation. The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. It shall not be necessary for the adopting corporation to sign or execute the Plan document. The effective date of the Plan for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date the adopting corporation shall assume all the rights, obligations and liabilities of the Employer hereunder as to its employees.

         It is not a condition of adopting the Plan that each adopting corporation agree to make the same amount of Profit Sharing Contributions to the Plan, if any, as the Company or to allow its Employees to elect to (i) defer the amounts of Considered Compensation specified in Section 5.1(a), (ii) make Employee Voluntary Contributions in the amounts specified in Section 5.1(b), and (iii) make Rollover Contributions and Trust to Trust transfers to this Plan pursuant to Section 4.8. The administrative powers and control granted to the Company under the Plan, as now or hereafter provided, including the sole right of amendment of the Plan and Trust and of appointment and removal of the Administrative Committee and its successors, shall not be diminished by reason of the participation of any such adopting corporation in the Plan and Trust.

         15.2    Withdrawal by Employer. Any Employer, by action of its board
                 ----------------------
of directors and upon notice to the Company and the Trustee, may withdraw from the Plan and Trust at anytime without affecting other Employers not withdrawing, by complying with the provisions of the Plan. Termination of the Plan as it relates to an Employer upon its withdrawal shall be governed by the provisions of Article XV. A withdrawing Employer may arrange for the continuation of this Plan and Trust by itself or its successor in separate form for its own Employees, with such amendments, if any, as it may deem proper, or may arrange for continuation of the Plan and Trust by merger with an existing plan and trust qualified under sections 401(a) and 501(a) of the Code and transfer of such portion of the Trust assets as the Administrative Committee determines are allocable to the Employer and its Employee-Participants. The Company may, in its absolute discretion, by resolution of its Board of Directors, terminate an Employer's participation at any time when the Employer is no longer a member of the affiliated group which qualifies it to adopt the Plan under Section 15.1 or when in its judgment such Employer fails or refuses to discharge its obligations under the Plan following such prior notice and opportunity to cure as may be





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AND RETIREMENT PLAN
appropriate under the circumstances. In the event that the voting stock of a subsidiary which has adopted the Plan as an Employer under Section 2.1(aa) is sold or otherwise disposed of so that after such sale or other disposition such Employer is no longer a subsidiary as defined in Section 2.1(ggg) and is no longer included in a controlled group of corporations or entities under section 414(b) or (c) of the Code that includes the Company, such entity shall no longer be considered an Employer under the Plan and its participation in the Plan will terminate on such date. The provisions of Section 15.3 shall apply with respect to any Participants affected by such Employer withdrawal.

         15.3    Disposition of Participant's Accounts Upon Employer
                 ---------------------------------------------------
Withdrawal. In the event that an Employer withdraws from the Plan in accordance
- ----------
with the provisions of Section 15.2, such Employer will no longer be considered an Employer under the Plan and the following provisions shall be applicable with respect to Participants employed by such Employer:

                 (a) Each Participant will be deemed to have terminated Service with all the Employers under the Plan on the date of such Employer withdrawal.

                 (b) No period of such Participant's Service after such date will be included for purposes of calculating his Years of Service under
Section 3.2 and 7.6 of the Plan.

                 (c) Such Participant's Accounts, after all adjustments required under the Plan have been made, will be distributed in accordance with the provisions of Section 8.2 to the Participant unless such withdrawn Employer has established a plan satisfying the requirements specified below, in which case, the Participant's entire Account balances (including any nonvested amounts) will be transferred to such plan (and related trust agreement). Such amounts will be transferred if such Employer establishes a pension or profit sharing plan which is intended to constitute a "qualified" plan under section 401(a) of the Code and exempt from taxation under section 501 of the Code, and such plan includes the following:

                          (i) Such plan provides that a transferred Participant will be eligible to participate in such plan immediately and shall vest with respect to the unvested portion of his transferred Employer Profit Sharing Contribution Account balance based on his employment with such withdrawn Employer after the withdrawal.

                          (ii) Such plan provides for the receipt of such transferred Participant's Account balances under this Plan and provides for the establishment of separate profit sharing accounts and, if applicable, participant voluntary contribution accounts, employer salary reduction accounts, qualified affiliated accounts and rollover accounts to reflect such transferred amounts.

                          (iii) Such plan provides that such transferred Participant shall at all times have a vested right to receive his Employee Voluntary Contribution Account balance and his Employer Salary Reduction Contribution Account, as adjusted under the terms of such plan, and an amount which is not less than the vested portion of





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
         his Employer Profit Sharing Contribution Account balance which he is entitled to receive under this Plan, as adjusted under the terms of such plan.

         15.4    Adoption Contingent Upon Initial and Continued Qualification.
                 ------------------------------------------------------------
The adoption of the Plan and Trust by a corporation as provided in Section 15.1 is made contingent and subject to the condition precedent that the adopting corporation meets all the statutory requirements for qualified plans under the Code for its employees. The adopting corporation may, or at the request of the Company shall, request an initial letter of determination from the appropriate District Director of the Internal Revenue Service to the effect that the Plan and Trust, as herein set forth or as amended with respect to the adopting corporation, meet the requirements of the applicable federal statutes for tax qualification purposes for such adopting corporation and its employees. In the event the Plan or the Trust in their operation, become disqualified for any reason as to such adopting corporation and its employees, the portion of the Trust Fund allocable to them shall be segregated as soon as is administratively feasible, pending either (1) the prompt requalification of the Plan and Trust as to such corporation and its employees to the satisfaction of the Internal Revenue Service, so as not to affect the continued qualified status of the Plan and Trust as to all other Employees, or (2) as provided in Section 15.2 above, the prompt withdrawal of such corporation from this Plan and Trust and a continuation by itself or its successor of its plan and trust separate and apart from this Plan and Trust, or by merger with another existing qualified plan and trust accompanied by a transfer of its segregated portion of Trust assets, or (3) the prompt termination of the Plan and Trust as to itself and its Employees.

         15.5    No Joint Venture Implied. The adoption of the Plan by any
                 ------------------------
Employer shall not create a joint venture or partnership between it and any other Employer. Any rights, duties, liabilities and obligations assumed or incurred hereunder by any Employer, or imposed upon any Employer by the provisions of the Plan, shall relate to and affect such Employer alone.


____________________
End of Article XV





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                  ARTICLE XVI

                                   THE TRUST
                                   ---------

         16.1    Purpose of the Trust Fund. A Trust Fund, including therein a
                 -------------------------
Fixed Income Subfund, has been created and will be maintained for the purposes of the Plan, and the assets thereof shall be invested in accordance with the terms of the Trust Agreement. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund. All contributions paid to the Trust Fund shall be invested in accordance with the provisions of this Plan and the Trust Agreement; provided that contributions allocated to Employer Salary Reduction Contribution Accounts shall be invested in the Fixed Income Subfund.

         16.2    Appointment of Trustee. Trustee(s) shall be appointed by the
                 ----------------------
Board of Directors to administer the Trust Fund. The Trustee's obligations, duties, and responsibilities shall be governed solely by the terms of the Trust Agreement.

         16.3    Exclusive Benefit of Participants. Subject to Sections 4.7 and
                 ---------------------------------
14.8 hereof, the Trust Fund will be used and applied only in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries and with respect to expenses of administration. Notwithstanding the preceding sentence, as provided in Section 14.8 hereof, the Employer reserves the right to recover any amounts held in a Suspense Account at the termination of the Trust Fund that cannot be allocated to the accounts of Participants and their Beneficiaries in the year of termination because of the limitations contained in Section 6.11, of the Plan and section 415 of the Code.

         16.4    Benefits Supported Only By the Trust Fund. Any person having
                 -----------------------------------------
any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.


____________________
End of Article XVI





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                  ARTICLE XVII

                    AMENDMENT AND CONTINUATION OF PRIOR PLAN
                    ----------------------------------------

         17.1    Reference to Prior Plan. Notwithstanding any provisions of the
                 -----------------------
Plan to the contrary, the amendment and restatement of the Prior Plan effected by this Plan shall be subject to the following:

                 (a) If the provisions of Article VII would reduce a Participant's Vested Accrued Benefit derived from Employer contributions under the Prior Plan, determined as of the Effective Date of this amended and restated Plan, then such Participant's Vested Accrued Benefit derived from Employer contributions, determined as of such date shall be computed in accordance with the vesting schedule in effect under the Prior Plan;

                 (b) Amounts being paid to individuals in accordance with the provisions of the Prior Plan shall be paid under this Plan, but in the form they were being paid under the Prior Plan; and

                 (c) Except as is provided in Sections 2.1(j) and 8.10, any Beneficiary designation in effect under the Prior Plan immediately prior to the effective date of this Plan shall continue in force and effect until the Participant or Former Participant revokes such Beneficiary designation or makes a new beneficiary designation under this Plan.


____________________
End of Article XVII





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

                                 ARTICLE XVIII

                                 MISCELLANEOUS
                                 -------------

         18.1    Execution of Receipts and Releases. Any payment to any
                 ----------------------------------
Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administrative Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

         18.2    No Guarantee of Interests. Neither the Trustee, the
                 -------------------------
Administrative Committee, the Investment Committee, nor the Employer guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Administrative Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust.

         18.3    Payment of Expenses. All expenses incident to the
                 -------------------
administration, termination, protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, shall be paid by the Employer, except that in case of failure of Employer to pay the expenses, they will be paid from the Trust Fund, and until paid, shall constitute a first and prior claim and lien against the Trust Fund.

         18.4    Employer Records. Records of the Employer as to an Employee's
                 ----------------
or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

         18.5    Interpretations and Adjustments. To the extent permitted by
                 -------------------------------
law, an interpretation of the Plan and a decision on any matter within the named Fiduciary's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

         18.6    Uniform Rules. In the administration of the Plan, uniform
                 -------------
rules will be applied to all Participants similarly situated.

         18.7    Evidence. Evidence required of anyone under the Plan may be by
                 --------
certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         18.8    Severability. In the event any provision of the Plan shall be
                 ------------
held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.





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                                      103

         18.9    Notice. Any notice required to be given herein by the Trustee,
                 ------
the Employer, or the Committees, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails by registered mail, postage prepaid, in an envelope addressed to the last known address of the person to whom the notice is given.

         18.10   Waiver of Notice. Any person entitled to notice under the Plan
                 ----------------
may waive the notice.

         18.11   Controlled Group and Commonly Controlled Trade or Business.
                 ----------------------------------------------------------
Except as provided in Section 6.11, regarding limitations on Annual Additions, all employees of Related Employers shall be treated as employed by a single employer.

         18.12   Successors. The Plan shall be binding upon all persons
                 ----------
entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Committees, and their successors.

         18.13   Headings. The titles and headings of Articles and Sections are
                 --------
included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         18.14   Governing Law. All questions arising with respect to the
                 -------------
provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute.


____________________
End of Article XVIII





SALARIED PROFIT SHARING
AND RETIREMENT PLAN

         IN WITNESS WHEREOF, this Plan has been executed in multiple original documents as of this 31st day of May, 1994.

                                        CENTEX CORPORATION



                                        By: /s/ RICHARD C. HARVEY
                                            --------------------------------
                                        Its: Vice President - Tax



ATTEST:

/s/ RAYMOND G. SMERGE
- ----------------------------------
Secretary





SALARIED PROFIT SHARING
AND RETIREMENT PLAN
                                     -105-